                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                 Bank of San Francisco Company Holding Company
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                 Bank of San Francisco Company Holding Company
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box): NOT APPLICABLE.

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

     4) Proposed maximum aggregate value of transaction:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                         BANK OF SAN FRANCISCO COMPANY
                                HOLDING COMPANY
                       550 Montgomery Street, 10th Floor
                        San Francisco, California 94111

                                  May 7, 1994

Dear Stockholder:

         You are cordially invited to attend the 1994 Annual Meeting of Stockholders of Bank of San Francisco Company Holding Company (the "Company"), to be held on May 23, 1994, at 3:00 p.m., in the Boardroom of the Company at 550 Montgomery Street, 11th Floor, San Francisco, California. Enclosed are the Notice of the Annual Meeting, a Proxy Statement describing the business to be transacted at the meeting, and proxy cards for use in voting at the meeting. Separate proxy cards are provided for the holders of the Company's Class A Common Stock, $0.01 par value (the "Class A Common Stock"), of the Company's 8% Series B Convertible Preferred Stock, $0.01 par value (the "Series B Preferred Stock"), and of the Company's 9% Series C Perpetual Preferred Stock, $0.01 par value (the "Series C Preferred Stock").

         At the Annual Meeting, stockholders will be asked:

        (i) to elect five of the nine authorized directors of the Company, three (3) to serve for two-year terms and two (2) to serve for three-year terms;

       (ii) to authorize the conversion of each share of the Series C Preferred Stock into 40 shares of the Class A Common Stock and 40 warrants (the "Warrants"), with each Warrant granting the right to purchase an additional share of Class A Common Stock, exercisable at $0.50 per share (the "Conversion"), and in connection with the Conversion to amend the Company's Certificate of Incorporation (the "Certificate"), including the Certificate of Designations of Rights, Preferences, Privileges and Restrictions relating to the Series C Preferred Stock (the "Certificate of Designation"), (a) to increase the authorized number of shares of Class A Common Stock to 400,000,000 (subject to the subsequent decrease of the number of authorized shares to 40,000,000 through a 1-for-10 reverse stock split if the stockholders approve Item (iv) below) so as to permit the Conversion and increase the ability of the Company to raise capital in the future through the issuance of Class A Common Stock or securities convertible into Class A Common Stock, and (b) to amend the Certificate of Designation to provide that all outstanding shares of Series C Preferred Stock will automatically be converted into Class A Common Stock and Warrants, in accordance with the conversion rights set forth in the Certificate of Designation, on May 31, 1994. SUBJECT TO THE DILUTION WHICH IS EXPECTED AS A RESULT OF THE PROPOSED PRIVATE PLACEMENT BY THE COMPANY WHICH IS DESCRIBED IN ITEM (V) BELOW, THE CONVERSION OF THE OUTSTANDING SHARES OF SERIES C PREFERRED STOCK WOULD RESULT IN A SUBSTANTIAL INCREASE IN THE VOTING POWER AND CONTROL OVER THE COMPANY HELD BY THE COMPANY'S MAJORITY STOCKHOLDER, INCREASING HIS OWNERSHIP FROM THE CURRENT 66.2% OF THE VOTING POWER OF THE COMPANY TO AT LEAST 92.6%, ASSUMING HE DOES NOT DISPOSE OF ANY OF HIS SHARES, AND AS MUCH AS 95.9% IF HE WERE TO EXERCISE ALL OF THE WARRANTS HE WOULD HOLD UPON COMPLETION OF THE CONVERSION;

           (iii) to increase the authorized number of shares of the Company's Preferred Stock to 5,000,000 in order to increase the ability of the Company to raise capital in the future through the issuance of Preferred Stock;

           (iv) to authorize the amendment and restatement of the Company's Certificate to (a) reclassify the Company's Class B Common Stock as and into Class A Common Stock, (b) effect a 1-for-10 reverse stock split of the Class A Common Stock and thereby to decrease the authorized number of shares of the Company's Class A Common Stock to 40,000,000, (c) change the name of the Company to The San Francisco Company, and (d) update certain provisions of the Certificate;

        (v) to authorize the issuance of additional shares of Class A Common Stock in excess of twenty percent (20%) of the number of shares of Class A Common Stock outstanding following the Conversion, with the number of shares, price and other terms and conditions of such offering determined by the Board of Directors of the Company after negotiation with potential investors. The shares of Class A Common Stock to be issued may be issued at less than current book and market value per share. The Company is currently proposing a private placement (the "Private Placement") of up to 8,125,000 units (the "Units"), including a 1,250,000 Unit allotment for oversubscriptions, each consisting of
(i) one share of its Class A Common Stock, (ii) one warrant, entitling the holder thereof to purchase one share of Class A Common Stock at $5.00 per share (the "Unit Warrants"), and (iii) one right, entitling the holder thereof to receive, without payment of additional consideration, an amount of shares of Class A Common Stock in periodic distributions based upon the resolution value of certain problem assets currently held in the Bank's portfolio and the Bank's expenses in administering and carrying such problem assets (the "Rights"). THE FOREGOING ASSUMES THE APPROVAL OF ITEMS (II), (III) AND (IV) AT THE ANNUAL MEETING AND THE RESULTING 1-FOR-10 REVERSE STOCK SPLIT. THE UNIT WARRANTS ARE SUBSTANTIALLY IDENTICAL TO THE WARRANTS GRANTED IN CONNECTION WITH THE CONVERSION OF THE OUTSTANDING SHARES OF SERIES C PREFERRED STOCK DESCRIBED IN ITEM (II) ABOVE. THE COMPANY IS OFFERING THE UNITS AT A PRICE OF $3.20 PER UNIT. ASSUMING (I) THE SALE OF THE MINIMUM NUMBER OF UNITS IN THE PRIVATE PLACEMENT, BUT (II) NO EXERCISE OF ANY OF THE WARRANTS OR THE UNIT WARRANTS AND
(III) NO SHARES ARE ISSUED PURSUANT TO THE RIGHTS, THE SHARES ISSUED IN THE PRIVATE PLACEMENT WILL REPRESENT 54.0% OF THE TOTAL NUMBER OF OUTSTANDING SHARES OF CLASS A COMMON STOCK AFTER THE PRIVATE PLACEMENT. THE FINAL NUMBER OF SHARES, PRICE AND OTHER TERMS AND CONDITIONS OF THE PRIVATE PLACEMENT ARE SUBJECT TO CHANGE AND WILL BE DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY BASED UPON INTEREST IN THE PRIVATE PLACEMENT EXPRESSED BY PROSPECTIVE INVESTORS;

       (vi) to approve and adopt the 1993 Executive Stock Option Plan and the 1993 Nonemployee Directors Stock Option Plan;

      (vii) to ratify the Board of Directors' selection of KPMG Peat Marwick, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1993 and December 31, 1994; and

     (viii) to act upon such other business as may properly come before the meeting or any adjournment thereof.

         We hope that you will be able to attend the Annual Meeting. In any event, please complete, date, sign, and promptly return the appropriate enclosed proxy for the Class A Common Stock, the Series B Preferred Stock and/or the Series C Preferred Stock. It is important that your shares be represented at the Annual Meeting.

Sincerely yours,



KENT D. PRICE
Chairman of the Board and,
  Chief Executive Officer

YOUR VOTE IS IMPORTANT

         YOU ARE URGED TO COMPLETE, DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                         BANK OF SAN FRANCISCO COMPANY
                                HOLDING COMPANY
                       550 MONTGOMERY STREET, 10TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111


                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 1994

         To the Holders of the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), the 8% Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and the 9% Series C Perpetual Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), of Bank of San Francisco Company Holding Company (the "Company"):

         The 1994 annual meeting of the stockholders of the Company will be held on May 23, 1994 at 3:00 p.m. local time, in the Boardroom of the Company, 550 Montgomery Street, 11th Floor, San Francisco, California 94111 (the "Annual Meeting") for the following purposes:

         1. To elect five (5) of the nine (9) authorized directors of the Company, three (3) to serve two-year terms and two (2) to serve for three-year terms;

         2. To authorize the conversion of each share of the Series C Preferred Stock into 40 shares of Class A Common Stock and 40 warrants (the "Warrants"), with each Warrant granting the right to purchase an additional share of Class A Common Stock, exercisable at $.50 per share (the "Conversion"), and in connection with said Conversion to amend the Company's Certificate of Incorporation (the "Certificate"), including the Certificate of Designations of Rights, Preferences, Privileges and Restrictions relating to the Series C Preferred Stock (the "Certificate of Designation"), (a) to increase the authorized number of shares of Class A Common Stock to 400,000,000 (subject to subsequent decrease of the number of authorized shares to 40,000,000 through a 1-for-10 reverse stock split if the stockholders approve Item 4 below)) so as to permit the Conversion and increase the ability of the Company to raise capital in the future through the issuance of Class A Common Stock and securities convertible into Class A Common Stock, and (b) to amend the Certificate of Designation to provide that all outstanding shares of Series C Preferred Stock will automatically be converted into Class A Common Stock and Warrants, in accordance with the conversion rights set forth in the Certificate of Designation, on May 31, 1994. SUBJECT TO THE DILUTION WHICH IS EXPECTED AS A RESULT OF THE PROPOSED PRIVATE PLACEMENT BY THE COMPANY WHICH IS DESCRIBED IN ITEM 5 BELOW, THE CONVERSION OF THE OUTSTANDING SHARES OF SERIES C PREFERRED STOCK WOULD RESULT IN A SUBSTANTIAL INCREASE IN THE VOTING POWER AND CONTROL OVER THE COMPANY HELD BY THE COMPANY'S MAJORITY STOCKHOLDER, INCREASING HIS OWNERSHIP FROM THE CURRENT 66.2% OF THE VOTING POWER OF THE COMPANY TO AT LEAST 92.6%, ASSUMING HE DOES NOT DISPOSE OF ANY OF HIS SHARES, AND AS MUCH AS 95.9% IF HE WERE TO EXERCISE ALL OF THE WARRANTS HE WOULD HOLD UPON COMPLETION OF THE CONVERSION;

         3. To increase the authorized number of shares of the Company's Preferred Stock to 5,000,000 in order to increase the ability of the Company to raise capital in the future through the issuance of Preferred Stock;

         4. To authorize the amendment and restatement of the Company's Certificate to (a) reclassify the Company's Class B Common Stock as and into Class A Common Stock, (b) effect a 1-for-10 reverse stock split of the Class A Common Stock and thereby to decrease the authorized number of shares of the Company's Class A Common Stock to 40,000,000, (c) change the name of the Company to The San Francisco Company, and (d) update certain provisions of the Certificate;

         5. To authorize the issuance of additional shares of Class A Common Stock in excess of twenty percent (20%) of the number of shares of Class A Common Stock outstanding following the Conversion, with the number of shares, price and other terms and conditions of such offering determined by the Board of Directors of the Company after negotiation with potential investors. The shares of Class A Common Stock to be issued may be issued at less than current book and market value per share. The Company is currently proposing a private placement (the "Private Placement") of up to 8,125,000 units (the "Units"), including a 1,250,000 Unit allotment for oversubscriptions, each consisting of (i) one share of its Class A Common Stock, (ii) one warrant, entitling the holder thereof to purchase one share of Class A Common Stock at $5.00 per share (the "Unit Warrants"), and (iii) one right, entitling the holder thereof to receive, without payment of additional consideration, an amount of shares of Class A Common Stock in periodic distributions based upon the resolution value of certain problem assets currently held in the Bank's portfolio (the "Rights"). THE FOREGOING ASSUMES THE APPROVAL OF ITEMS (2), (3) AND (4) AT THE ANNUAL MEETING AND THE RESULTING 1-FOR-10 REVERSE STOCK SPLIT. THE COMPANY IS OFFERING THE UNITS AT A PRICE OF $3.20 PER UNIT. ASSUMING
                 (I) THE SALE OF THE MINIMUM NUMBER OF UNITS IN THE PRIVATE PLACEMENT, BUT (II) NO EXERCISE OF ANY OF THE WARRANTS OR THE UNIT WARRANTS AND (III) NO SHARES ARE ISSUED PURSUANT TO THE RIGHTS, THE SHARES ISSUED IN THE PRIVATE PLACEMENT WILL REPRESENT 54.0% OF THE TOTAL NUMBER OF OUTSTANDING SHARES OF CLASS A COMMON STOCK AFTER THE PRIVATE PLACEMENT. THE FINAL NUMBER OF SHARES, PRICE AND OTHER TERMS AND CONDITIONS OF THE PRIVATE PLACEMENT ARE SUBJECT TO CHANGE AND WILL BE DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY BASED UPON INTEREST IN THE PRIVATE PLACEMENT EXPRESSED BY PROSPECTIVE INVESTORS.

         6. To approve and adopt the 1993 Executive Stock Option Plan and the 1993 Nonemployee Directors Stock Option Plan;

         7. To ratify the Board of Directors' selection of KPMG Peat Marwick, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1993 and December 31, 1994; and

         8. To act upon such other business as may properly come before the meeting or any adjournment thereof.

         These matters are more fully discussed in the enclosed Proxy Statement.

         Holders of Class A Common Stock, Series B Preferred Stock and Series C Preferred Stock of the Company of record at the close of business on March 24, 1994 are entitled to vote at the 1994 Annual Meeting to the extent and in the manner set forth in the Proxy Statement.

         The Board of Directors has nominated Kent D. Price, Steven R. Champion and Carl D. Gustavson to serve as Class II directors for terms until the Company's 1996 Annual Meeting of Stockholders and Rodney D. Freed and Willard
D. Sharpe to serve as Class III directors for terms until the Company's 1997 Annual Meeting of Stockholders. Any stockholder entitled to vote for directors may nominate candidates for election as directors of the Company; provided, however, that nominations for director of the Company by any person other than the Board of Directors may be made only by a record stockholder who has delivered a written notice to the Secretary of the Company no later than the close of business sixty (60) days in advance of the Annual Meeting or ten (10) days after the date on which notice of the Annual Meeting is first given to stockholders, whichever is later. Such stockholder's notice shall set forth
(a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the Class and number of shares of the Company which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 as amended (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and
(b) as to the stockholder giving the notice: (i) the name and address of such stockholder, as they appear on the Company's books, and (ii) the Class and number of shares of the Company which are beneficially owned by such stockholder.

         At the request of the Board of Directors, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth herein. The chairman of the Annual Meeting, if the facts warrant, shall determine and declare at the Annual Meeting that a nomination was not made in accordance with the procedures prescribed herein, and if he should so determine, he shall so declare at the Annual Meeting and the defective nomination shall be disregarded.

         Any person giving a proxy has the power to revoke or suspend it before its exercise. It is revocable before the Annual Meeting by sending written notice or a duly executed proxy bearing a later date to Linda M. Tanner, Assistant Secretary of the Company, at the principal executive offices of the Company. In addition, a stockholder giving the enclosed proxy may revoke it by attending the Annual Meeting and electing to vote in person, before any vote is taken. Unless otherwise instructed, each valid proxy returned that is not revoked will be voted FOR the election as directors of the person or persons specified on such proxy card; FOR each of the proposals listed above; and at the proxy holder's discretion, upon management's direction, on such other matters, if any, as may come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

         YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE APPROPRIATE ENCLOSED PROXY CARD OR CARDS AND RETURN THEM PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED ON THE PROXY CARD ENCLOSED HEREIN, AND FOR EACH OF THE OTHER PROPOSALS. THE DIRECTORS OF THE COMPANY INTEND TO VOTE ALL OF THEIR SHARES FOR THE APPROVAL OF THE PROPOSALS DESCRIBED ABOVE.

                                  By Order of the Board of Directors,

                                  Linda M. Tanner, Assistant Secretary
May 7, 1994
(approximate mailing date
of proxy material)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                PROXY STATEMENT
                                       OF
                         BANK OF SAN FRANCISCO COMPANY
                                HOLDING COMPANY
                       550 MONTGOMERY STREET, 10TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 391-9000

                              GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by, and on behalf of, the Board of Directors of Bank of San Francisco Company Holding Company (the "Company"), a Delaware corporation and bank holding company for Bank of San Francisco (the "Bank"). The enclosed proxy is for use at the 1994 Annual Meeting of Stockholders of the Company to be held at the Boardroom of the Company, 550 Montgomery Street, 11th Floor, San Francisco, California 94111 at 3:00 p.m. local time on May 23, 1994 and at all postponements or adjournments thereof (the "Annual Meeting"). It is expected that this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders will be mailed to stockholders on or about May 7, 1994.

PURPOSE OF MEETING

         At the Annual Meeting, holders of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), 8% Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") and 9% Series C Perpetual Preferred Stock, par value $.01 per share (the "Series C Preferred Stock") will be asked to take the following actions:

         1. To elect five (5) of the nine (9) authorized directors of the Company, three (3) to serve two-year terms and two (2) to serve for three-year terms;

         2. To authorize the conversion of each share of the Series C Preferred Stock into 40 shares of Class A Common Stock and 40 warrants (the "Warrants"), each Warrant granting the right to purchase an additional share of Class A Common Stock, exercisable at $.50 per share (the "Conversion"), and in connection with said Conversion to amend the Company's Certificate of Incorporation (the "Certificate"), including the Certificate of Designations of Rights, Preferences, Privileges and Restrictions relating to the Series C Preferred Stock (the "Certificate of Designation"), (a) to increase the authorized number of shares of Class A Common Stock to 400,000,000 (subject to the subsequent decrease of the number of authorized shares to 40,000,000 through a 1-for-10 reverse stock split if the stockholders approve Item 4 below) so as to permit the Conversion and increase the ability of the Company to raise capital in the future through the issuance of Class A Common Stock and securities convertible into Class A Common Stock, and (b) to amend the Certificate of Designation to provide that all outstanding shares of Series C Preferred Stock will automatically be converted into Class A Common Stock and Warrants, in accordance with the conversion rights set forth in the Certificate of Designation, on May 31, 1994. SUBJECT TO THE DILUTION WHICH IS EXPECTED AS A RESULT OF THE PROPOSED PRIVATE PLACEMENT BY THE COMPANY WHICH IS DESCRIBED IN ITEM 5 BELOW, THE CONVERSION OF THE OUTSTANDING SHARES OF SERIES C PREFERRED STOCK WOULD RESULT IN A SUBSTANTIAL INCREASE IN THE VOTING POWER AND CONTROL OVER THE COMPANY HELD BY THE COMPANY'S MAJORITY STOCKHOLDER, INCREASING HIS OWNERSHIP FROM THE CURRENT 66.2% OF THE VOTING POWER OF THE COMPANY TO AT LEAST 92.6%, ASSUMING HE DOES NOT DISPOSE OF

                 ANY OF HIS SHARES, AND AS MUCH AS 95.9% IF HE WERE TO EXERCISE ALL OF THE WARRANTS HE WOULD HOLD UPON COMPLETION OF THE CONVERSION;

         3. To increase the authorized number of shares of the Company's Preferred Stock to 5,000,000 in order to increase the ability of the Company to raise capital in the future through the issuance of Preferred Stock;

         4. To authorize the amendment and restatement of the Certificate to (a) reclassify the Class B Common Stock as and into Class A Common Stock, (b) effect a 1-for-10 reverse stock split of the Class A Common Stock and thereby to decrease the authorized number of shares of the Company's Class A Common Stock to 40,000,000, (c) change the name of the Company to The San Francisco Company, and (d) update certain provisions of the Certificate;

         5. To authorize the issuance of additional shares of Class A Common Stock in excess of twenty percent (20%) of the number of shares of Class A Common Stock outstanding following the Conversion, with the number of shares, price and other terms and conditions of such offering determined by the Board of Directors of the Company after negotiation with potential investors. The shares of Class A Common Stock to be issued may be issued at less than current book and market value per share. The Company is currently proposing a private placement (the "Private Placement") of up to 8,125,000 units (the "Units"), including a 1,250,000 Unit allotment for oversubscriptions, each consisting of (i) one share of its Class A Common Stock, (ii) one warrant, entitling the holder thereof to purchase one share of Class A Common Stock at $5.00 per share (the "Unit Warrants"), and (iii) one right, entitling the holder thereof to receive, without payment of additional consideration, an amount of shares of Class A Common Stock in periodic distributions based upon the resolution value of certain problem assets currently held in the Bank's portfolio (the "Rights"). THE FOREGOING ASSUMES THE APPROVAL OF ITEMS (2), (3) AND (4) AT THE ANNUAL MEETING AND THE RESULTING 1-FOR-10 REVERSE STOCK SPLIT. THE COMPANY IS OFFERING THE UNITS AT A PRICE OF $3.20 PER UNIT. ASSUMING
                 (I) THE SALE OF THE MINIMUM NUMBER OF UNITS IN THE PRIVATE PLACEMENT, BUT (II) NO EXERCISE OF ANY OF THE WARRANTS OR THE UNIT WARRANTS AND (III) NO SHARES ARE ISSUED PURSUANT TO THE RIGHTS, THE SHARES ISSUED IN THE PRIVATE PLACEMENT WILL REPRESENT 54.0% OF THE TOTAL NUMBER OF OUTSTANDING SHARES OF CLASS A COMMON STOCK AFTER THE PRIVATE PLACEMENT. THE FINAL NUMBER OF SHARES, PRICE AND OTHER TERMS AND CONDITIONS OF THE PRIVATE PLACEMENT ARE SUBJECT TO CHANGE AND WILL BE DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY BASED UPON INTEREST IN THE PRIVATE PLACEMENT EXPRESSED BY PROSPECTIVE INVESTORS.

         6. To approve and adopt the 1993 Executive Stock Option Plan and the 1993 Nonemployee Directors Stock Option Plan
                 (collectively, the "New Stock Option Plans");

         7. To ratify the Board of Directors' selection of KPMG Peat Marwick, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1993 and December 31, 1994; and

         8. To act upon such other business as may properly come before the meeting or any adjournment thereof.

VOTING SECURITIES

         Only stockholders of record on March 24, 1994 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had outstanding eight million, eight hundred and ninety-nine thousand, nine hundred thirty-two (8,899,932) shares of its Class A Common Stock, sixteen thousand, five hundred ninety-one (16,591) shares of its Series B Preferred Stock and nine hundred thousand (900,000) shares of its Series C Preferred Stock.

         Each holder of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock is entitled, with respect to each matter as to which such holder is entitled to vote, to one (1) vote, in person or by proxy, for each share of the Class A Common Stock, Series B Preferred Stock or Series C Preferred Stock outstanding in his or her name on the transfer books of the Company as of the Record Date.

REVOCABILITY OF PROXIES

         Any person giving a proxy has the power to revoke or suspend it before its exercise. It is revocable before the Annual Meeting by sending written notice or a duly executed proxy bearing a later date to Linda M. Tanner, Assistant Secretary of the Company, at the principal executive offices of the Company. In addition, a stockholder giving a proxy in any of the forms accompanying this Proxy Statement may revoke it by attending the Annual Meeting and electing to vote in person, before any vote is taken.

VOTES REQUIRED

         Holders of Class A Common Stock, Series B Preferred Stock and Series C Preferred Stock are entitled to vote on each of the proposals to be presented at the Annual Meeting. The following paragraphs explain, for each proposal, the vote required for adoption. In each case, a quorum must be present for the vote to be valid.

         PROPOSAL ONE: ELECTION OF DIRECTORS, as to the Class II directors, the validly-nominated nominees for election as directors who rank first, second and third in number of votes received from holders of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single Class will be elected as directors, and as to the Class III directors, the validly-nominated nominees for election as directors who rank first and second in number of votes received from holders of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single Class will be elected as directors, even if some or all of such nominees receive less than a majority of the total votes.

         PROPOSAL TWO: AUTHORIZATION OF CONVERSION OF SERIES C PREFERRED STOCK, AND AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK AND TO CHANGE THE REQUIRED CONVERSION DATE OF SERIES C PREFERRED STOCK requires an affirmative vote of the holders of a majority of the shares of the Class A Common Stock and the Series B Preferred Stock represented and voting together as a single Class, and an affirmative vote of the holders of a majority of the shares of the Series C Preferred Stock represented and voting as a separate Class.

         PROPOSAL THREE: AUTHORIZATION OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK requires an affirmative vote of the holders of a majority of the shares of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single class, and of the holders of a majority of the shares of the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single Class of Preferred Stock.

         PROPOSAL FOUR: AUTHORIZATION OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION requires an affirmative vote of the holders of a majority of the shares of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single Class, and of the holders of a majority of the shares of the Class A Common Stock represented and voting as a single Class.

         PROPOSAL FIVE: AUTHORIZATION OF ISSUANCE OF ADDITIONAL CLASS A COMMON STOCK, WARRANTS AND RIGHTS requires an affirmative vote of the holders of a majority of the shares of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single Class.

         PROPOSAL SIX: APPROVAL OF THE 1993 EXECUTIVE STOCK OPTION PLAN AND THE 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN and PROPOSAL SEVEN:
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTING FIRM require an affirmative vote of the holders of a majority of the shares of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single Class.

         Such other matters, if any, as may properly come before the Annual Meeting will generally require the affirmative vote of the holders of a majority of the shares of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock represented and voting together as a single Class.

         IF THE COMPANY'S MAJORITY STOCKHOLDER VOTES ALL OF HIS SHARES OF CLASS A COMMON STOCK AND SERIES C PREFERRED STOCK IN FAVOR OF ANY OR ALL OF THESE PROPOSALS, INCLUDING PROPOSAL TWO, THEN PASSAGE OF SUCH PROPOSALS WOULD BE ASSURED. WHILE THE MAJORITY STOCKHOLDER HAS NOT ENTERED INTO ANY AGREEMENTS AS TO THE MANNER IN WHICH HE WILL VOTE HIS SHARES, HE HAS EXPRESSED HIS INTENT TO VOTE IN FAVOR OF ALL OF THE ABOVE PROPOSALS.

         With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals (other than the election of directors) and will be counted as shares that are present or represented at the Annual Meeting for purposes of determining a quorum on the proposal on which the abstention is specified. However, because such shares will be counted as represented at the Annual Meeting, and because the success of the proposals (other than the election of directors) is measured based on the number of affirmative votes out of the number of shares represented at the Annual Meeting, abstentions will have the effect of a negative vote.

         Under the rules of the American Stock Exchange ("AMEX"), brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners; on other items such brokers do not have the authority to vote. Under applicable Delaware law, broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business but are not otherwise counted. Therefore, broker non-votes will have no effect on the outcome of the election of directors but will have the same effect as a vote against the other proposals.

         Unless otherwise instructed, each valid proxy returned which is not revoked will be voted FOR the election as directors of the persons specified on such proxy card, FOR each of the other proposals, and at the proxy holders' discretion, upon management's direction, on such other matters, if any, that may come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

SOLICITATION OF PROXIES

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials also will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Class A Common Stock, the Series B Preferred Stock and the Series C Preferred Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         In the event that any of the nominees for election as director becomes unavailable, which the Company does not expect, it is intended that, pursuant to the accompanying proxy, votes will be cast for such substitute nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-K for the twelve months ended December 31, 1993 (the "1993 Annual Report") accompanies this Proxy Statement. Additional copies of the 1993 Annual Report are available without cost upon request by writing to Linda M. Tanner, Assistant Secretary, Bank of San Francisco Company Holding Company, 550 Montgomery Street, 10th Floor, San Francisco, California 94111.

BENEFICIAL OWNERSHIP OF THE CLASS A COMMON STOCK, THE SERIES B PREFERRED STOCK AND THE SERIES C PREFERRED STOCK

         CLASS A COMMON STOCK

         The following table sets forth information concerning the beneficial ownership of the Class A Common Stock as of March 24, 1994, the latest practicable date prior to filing of this Proxy Statement, by (i) each person known to the Board of Directors to be the beneficial owner of more than five percent (5%) of the Class A Common Stock; (ii) each director of the Company and each nominee for director; (iii) the Company's Chief Executive Officer at the end of the 1993 fiscal year, and the two most highly compensated executive officers at the end of the 1993 fiscal year other than the Chief Executive Officer and who had total compensation in excess of $100,000; and (iv) directors, nominees and current executive officers of the Company and the Bank as a group. Other than as set forth below and in the footnotes thereto, based upon filings made with the Securities and Exchange Commission (the "SEC"), the Company is not aware of any person who is the beneficial owner of five percent (5%) or more of the Class A Common Stock.

                                                                                            PERCENTAGE
                                               NUMBER OF SHARES OF                           ASSUMING
                                                 CLASS A COMMON           PERCENT          ADOPTION OF
                                               STOCK BENEFICIALLY            OF              PROPOSAL
       BENEFICIAL OWNER (1)                           OWNED                CLASS             TWO(10)
- - ---------------------------------------------------------------------------------------------------------
 Putra Masagung                                      5,600,000(2)           62.92(2)        92.65(11)

 Donald R. Stephens (3)                                639,044               7.18            1.42

 Donna Miller Casey (4)(5)(9)(12)                       17,723               *               *

 David R. Holbrooke, M.D. (5)(12)                      121,100               1.28            *

 Gordon B. Swanson (6)(12)                              20,056               *               *

 Kent D. Price (7)                                           0               *               *

 Steven R. Champion (7)                                      0               *               *

 Rodney D. Freed                                             0               *               *

 Carl D. Gustavson(12)                                       0               *               *

 Willard D. Sharpe(12)                                   5,000               *               *

 All directors, nominees and current                   163,879               1.73            *
 executive officers of the Bank as a
 group (10 persons) (8)(9)

            The address of Mr. Masagung (also referred to herein as the "Principal Stockholder") is 55 Jalan MH Thamrin, Jakarta, Indonesia. The address of Mr. Stephens is 500 Sansome Street, Suite 600, San Francisco, CA 94111.

______________
*        represents less than 1% of the Class A Common Stock outstanding.

(1) The persons listed above have sole voting and investment power over the shares attributed to them, subject to community property laws where applicable, unless otherwise indicated in these footnotes.

(2) Does not include up to 102,207 shares which Mr. Masagung has the right to acquire for $2.50 per share through the exercise of warrants granted by the Company (the "Anti-dilution Warrants") if participants in the Company's former stock option plans exercise their options (Mr. Masagung may acquire 1.0408 (i.e., 51/49) shares for each share that is issued by the Company as a result of exercise of any stock option that was outstanding as of July 13, 1992. Options to acquire 98,200 shares were granted by the Company prior to July 13, 1992 and remain in existence. The product of 98,200 and 1.0408 equals 102,207). All of such options have an exercise price higher than the current trading price of the Class A Common Stock. Does not include (i) the 36,000,000 shares of Class A Common Stock that Mr. Masagung would be entitled (and on May 31, 1994 required) to receive, subject to stockholder approval of the conversion feature of the Series C Preferred Stock, upon conversion of the 900,000 shares of Series C Preferred Stock currently owned by him into shares of Class A Common Stock and Warrants, or (ii) the 36,000,000 additional shares of Class A Common Stock that he would be entitled to receive upon exercise of such Warrants for $0.50 per share. See "Series C Preferred Stock" below.

(3) Includes 23,340 shares held in trusts for the benefit of Mr. Stephens' children for which Mr. Stephens disclaims beneficial ownership. Mr. Stephens resigned as a director of the Company on April 11, 1993.

(4) Includes 908 shares held by Mrs. Casey's children for which Mrs. Casey disclaims beneficial ownership.

(5) Includes 7,700 shares that the named individual has the right to acquire through the exercise of stock options granted by the Company pursuant to stock option plans that have terminated.

(6) Includes 7,300 shares that the named individual has the right to acquire through the exercise of stock options granted by the Company pursuant to stock option plans that have terminated.

(7) Does not include options to purchase shares of Class A Common Stock which the Company has agreed to grant to Messrs. Price and Champion as part of the consideration for Messrs. Price and Champion to enter into Employment Agreements with the Company, subject to the stockholders' approval of PROPOSAL SIX. Under such Employment Agreements, each of Messrs. Price and Champion would receive options to purchase that number of shares equal to 4% of the outstanding shares of Class A Common Stock, with anti-dilution provisions requiring the grant of additional options so as to maintain the 4% ratio if more shares of Class A Common Stock become outstanding. The price at which the options granted in the initial 4% grant could be exercised would be $0.50, the effective conversion price per share in the Company's most recent sale of Series C Preferred Stock to the Principal Stockholder (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR). The price at which subsequent anti-dilution options could be exercised would be the fair market value at the date of grant. The options would vest non-ratably over a ten-year period.

         Also does not include Warrants to purchase 1.5 million shares of Class A Common Stock with an exercise price of $0.50 per share (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR), which the Principal Stockholder has agreed to transfer to each of Messrs. Price and Champion, upon conversion of the Company's Series C Preferred Stock and upon the successful completion of the Private Placement.

(8) This group includes all current directors and executive officers of the Company and of the Bank. Includes an aggregate of 30,000 shares that directors and executive officers have the right to acquire through the exercise of stock options granted by the Company pursuant to stock option plans that have terminated, but does not include an aggregate of 250,000 shares that non-employee directors have the right to acquire through the exercise of stock options granted by the Company pursuant to the 1993 Non-Employee Directors Stock Option Plan, subject to stockholders' approval of PROPOSAL SIX, which options would vest over a two-year period. Does not include any of the options that may be granted to Messrs. Price and Champion as described in footnote 7 above.

(9) Does not include 39,772 unallocated shares of Class A Common Stock held by the Bank of San Francisco Company Holding Company Employee Stock Ownership Plan (the "ESOP"), of which Mrs. Casey is a Co-Trustee. Each participant in the ESOP may direct the Co-Trustees as to the manner in which shares of Class A Common Stock allocated to his or her account shall be voted. The Co-Trustees may not vote shares of Class A Common Stock allocated to participants' accounts as to which they have not received voting instructions. The ESOP provides that the Co-Trustees shall vote shares of Class A Common Stock held by the ESOP that are not allocated to participants' accounts in accordance with instructions received from the Company's 401(k) and ESOP Committee. The Company's 401(k) and ESOP Committee is composed of Mrs. Casey, Willard D. Sharpe, three non-director senior officers of the Company and one non-director consultant to the Company. The 39,772 unallocated shares of Class A Common Stock held by the ESOP are not included in the above table as being beneficially owned by Mrs. Casey.

(10) Assumes that (a) PROPOSAL TWO is adopted, (b) Mr. Masagung converts all of his 900,000 shares of Series C Preferred Stock into 36,000,000 shares of Class A Common Stock and Warrants to acquire an additional 36,000,000 shares, which conversion would be mandatory on May 31, 1994 if PROPOSAL TWO is adopted, (c) as the Company understands is currently contemplated, Mr. Masagung does not exercise any of the Warrants, and (d) the number of shares of Class A Common Stock beneficially owned by all persons other than Mr. Masagung does not change between the Record Date and the date of the conversion. The percentages shown in this table for Mr. Masagung differ from the percentages of his control of the total voting owner of the Company shown on page 1, because the percentages in this table reflect only ownership of the Class A Common Stock.

(11) Does not include any units which may be purchased by Mr. Putra Masagung or Mr. Oka Masagung, his brother, in connection with the Private Placement. Mr. Putra Masagung and Mr. Oka Masagung have indicated to management of the Company that they intend, individually or together, to subscribe for $2,000,000 or more of Units in the Private Placement.

(12) Does not include 50,000 shares that the named individual has the right to acquire through the exercise of stock options granted by the Company pursuant to the 1993 Non-employee Directors Stock Option Plan, subject to stockholders' approval of PROPOSAL SIX, which options would vest over a two-year period.

         Mr. Kaharudin Latief of Jakarta, Indonesia has provided notice to the Federal Reserve Board (the "FRB") and applied to the California State Banking Department (the "Banking Department") for approval to acquire shares of Series C Preferred Stock. If and when regulatory clearance is received, Mr. Latief plans to acquire from Mr. Masagung 300,000 shares of Series C Preferred Stock (or, assuming that PROPOSAL TWO is approved, the shares of Class A Common Stock and Warrants into which such shares of Series C Preferred Stock are converted) through cancellation of an unsecured, personal loan in the amount of $6,000,000 which Mr. Latief previously extended to Mr. Masagung. Mr. Masagung used the proceeds of this loan to acquire 300,000 shares of Series C Preferred Stock from the Company. If Mr. Latief consummates this transaction, and if the conversion feature of the Series C Preferred Stock (including mandatory conversion on May 31, 1994) is approved by the Company's stockholders, Mr. Latief would hold 12,000,000 shares of Class A Common Stock and Warrants to acquire an additional 12,000,000 shares of Class A Common Stock at an exercise price of $0.50 per share.

         Mr. Latief has indicated to management that if his acquisition of Series C Preferred Stock (or Class A Common Stock if PROPOSAL TWO is adopted) is consummated, Mr. Latief will seek appointment of himself or his designee as a director of the Company (but not the Bank), subject to obtaining required regulatory non-objection. Management of the Company expects to recommend to the Board of Directors that Mr. Latief or his designee be added to the Board if his acquisition is completed, subject to regulatory clearance. According to information provided by Mr. Latief's representatives, if Mr. Latief does not receive all required approvals to purchase shares of the Company, Mr. Latief will not acquire any shares of Series C Preferred Stock (or Class A Common Stock if PROPOSAL TWO is adopted), and will expect repayment in full of the Principal Stockholder's indebtedness to Mr. Latief.

         The following table sets forth information concerning the beneficial ownership of the Class A Common Stock by Mr. Masagung, Mr. Latief and by all shareholders other than Mr. Masagung, Mr. Latief and the current directors and executive officers of the Company (the "non-affiliated stockholders") on the Record Date assuming that the conversion feature of the Series C Preferred Stock (including mandatory conversion on May 31, 1994) is approved by the stockholders of the Company, that Mr. Latief receives regulatory clearance to and does acquire 300,000 shares of Series C Preferred Stock (or the shares of Class A Common Stock and Warrants into which such shares of Series C Preferred Stock are converted) from Mr. Masagung, that if either Mr. Masagung or Mr. Latief exercise Warrants they will exercise all of the Warrants they hold, and that the ownership of Class A Common Stock otherwise does not change between the Record Date and May 31, 1994. The table does not assume the completion of the Private Placement. Because Mr. Stephens is no longer a director or officer of the Company or the Bank, and is not subject to the reporting and short-swing profits provisions of Section 16 of the Securities Exchange Act of 1934, his holdings are included with the non-affiliated stockholders.

 STOCKHOLDER              SHARES AND          SHARES AND          SHARES AND           SHARES AND
                          PERCENTAGE OWNED    PERCENTAGE OWNED    PERCENTAGE OWNED     PERCENTAGE OWNED
                          ASSUMING WARRANTS   ASSUMING ONLY MR.   ASSUMING ONLY MR.    ASSUMING ALL
                          NOT EXERCISED       MASAGUNG            LATIEF  EXERCISES    WARRANTS EXERCISED
                                              EXERCISES           WARRANTS
                                              WARRANTS
- - ----------------------------------------------------------------------------------------------------------
 Putra Masagung           29,600,000          53,600,000          29,600,000           53,600,000
                          (65.92%)            (77.79%)            (52.02%)             (66.25%)

 Kaharudin Latief         12,000,000          12,000,000          24,000,000           24,000,000
                          (26.73%)            (17.42%)            (42.18%)             (29.67%)

 Non-Affiliated           3,101,253           3,101,253           3,101,253            3,101,253
 Stockholders             (6.91%)             (4.50%)             (5.45%)              (3.83%)

SEE "PROPOSAL FIVE: AUTHORIZATION OF ADDITIONAL CLASS A COMMON STOCK, WARRANTS AND RIGHTS" WITH RESPECT TO ADDITIONAL INFORMATION REGARDING THE POTENTIAL IMPACT OF THE PRIVATE PLACEMENT ON THE HOLDERS OF THE COMPANY'S CLASS A COMMON STOCK.


         SERIES B PREFERRED STOCK

         The following table sets forth information concerning the beneficial ownership of the Series B Preferred Stock as of the Record Date, by (i) the only persons known to the Board of Directors to be the beneficial owners of more than 5% of the Series B Preferred Stock, (ii) each director of the Company and each nominee for director; (iii) each of the named executive officers; and
(iv) directors, nominees and named executive officers of the Company and the Bank as a group. Other than as set forth below and in the footnotes thereto, based on filings with the SEC, the Company is not aware of any person who is the beneficial owner of 5% or more of the Series B Preferred Stock.

                                                                     NUMBER OF SHARES
                                                                       OF SERIES B                 PERCENT
                                                                     PREFERRED STOCK                 OF
BENEFICIAL OWNER (1)                                              BENEFICIALLY OWNED (2)            CLASS
- - ------------------------------------------------------------------------------------------------------------
Gordon B. Swanson . . . . . . . . . . . . . . . . . . . .                7,200                      43.4%
John A. Beal  . . . . . . . . . . . . . . . . . . . . . .                2,143                      12.9
John Volckman   . . . . . . . . . . . . . . . . . . . . .                3,500                      21.1
Donna Miller Casey (3)  . . . . . . . . . . . . . . . . .                    0                       *
David R. Holbrooke, M.D.  . . . . . . . . . . . . . . . .                    0                       *
Kent D. Price . . . . . . . . . . . . . . . . . . . . . .                    0                       *
Steven R. Champion  . . . . . . . . . . . . . . . . . . .                    0                       *
Rodney D. Freed . . . . . . . . . . . . . . . . . . . . .                    0                       *
Carl D. Gustavson   . . . . . . . . . . . . . . . . . . .                    0                       *
Willard D. Sharpe . . . . . . . . . . . . . . . . . . . .                    0                       *
All directors, nominees and current executive officers of the
Company and the Bank as a group (10 persons) (3)  . . . .                7,200                      43.4


         The address of Mr. Beal is 225 Rollins Road, Burlingame, California 94010, the address of Mr. Volckman is 127 Alta Vista, Atherton, California 94025, and the address of Mr. Swanson for purposes of his ownership of the Series B Preferred Stock is the principal executive office of the Company.

- - --------------
 *       represents less than 1% of the Series B Preferred Stock outstanding.

(1) The persons listed above have sole voting and investment power over the shares attributed to them, subject to community property laws where applicable, unless otherwise indicated in these footnotes.

(2) The holders of Series B Preferred Stock are entitled at any time to convert their shares of Series B Preferred Stock into shares of the Company's Class B Common Stock at the conversion ratio of one share of Series B Preferred Stock convertible into one share of Class B Common Stock, upon payment of a conversion fee to the Company of $7.00 per share, subject to adjustment. As of the Record Date, the Company had not issued any shares of Class B Common Stock. The holders of the Series B Preferred Stock were also entitled at any time between July 13, 1992 and August 12, 1992, to convert their shares of Series B Preferred Stock into shares of the Class A Common Stock at the ratio of one share of Class A Common Stock for each share of Series B Preferred Stock without the payment of a conversion fee. A total of 420,909 shares of the Series B Preferred Stock were so converted into shares of the Class A Common Stock during said period. Holders of the Series B Preferred Stock are no longer entitled to convert their shares into Class A Common Stock. SEE "PROPOSAL FOUR: AUTHORIZATION OF AMENDMENT AND

         RESTATEMENT OF CERTIFICATE OF INCORPORATION" FOR A DISCUSSION OF THE PROPOSED RECLASSIFICATION OF CLASS B COMMON STOCK AS AND INTO CLASS A COMMON STOCK.

(3) Does not include 422 shares of Series B Preferred Stock held by the ESOP. Mrs. Casey is a Co-Trustee under the ESOP. Each participant in the ESOP may direct the Co-Trustees as to the manner in which shares of Series B Preferred Stock allocated to his or her account shall be voted. The ESOP provides that the Co-Trustees may vote shares of Series B Preferred Stock allocated to participants' accounts as to which they have not received voting instructions and shares of Series B Preferred Stock held by the ESOP that are not allocated to participants' accounts in accordance with instructions received from the Company's 401(k) and ESOP Committee. The Company's 401(k) and ESOP Committee is composed of Mrs. Casey, Willard D. Sharpe, three non-director senior officers of the Company and one non-director consultant to the Company.



         SERIES C PREFERRED STOCK

         The following table sets forth information concerning the beneficial ownership of the Series C Preferred Stock as of the Record Date, which, as of that date, was owned solely by the Principal Stockholder. Other than as set forth below, and in the footnotes thereto, based on filings with the SEC, the Company is not aware of any person who is the beneficial owner of 5% or more of the Series C Preferred Stock.

                                                             NUMBER OF SHARES
                                                               OF SERIES C
                                                             PREFERRED STOCK             PERCENT OF
 BENEFICIAL OWNER (1)                                     BENEFICIALLY OWNED (2)            CLASS
- - -----------------------------------------------------------------------------------------------------
 Putra Masagung                                                  900,000                     100

 All directors, nominees and current executive                      0                         0
 officers of the Company and the Bank as a group (10
 persons)

The address of Mr. Masagung is 55 Jalan MH Thamrin, Jakarta, Indonesia.
______________
(1) The persons listed above have sole voting and investment power over the shares attributed to them, subject to community property laws where applicable, unless otherwise indicated in these footnotes.

(2) If the stockholders approve PROPOSAL TWO, the holders of Series C Preferred Stock will be entitled (and, as to shares outstanding on May 31, 1994, required) to convert each share of Series C Preferred Stock into 40 shares of Class A Common Stock and 40 Warrants. Each Warrant entitles the holder to purchase an additional share of Class A Common Stock at a purchase price of $0.50 per share. The preceding sentences of this footnote do not give effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR.

SEE "PROPOSAL TWO: AUTHORIZATION OF CONVERSION OF SERIES C PREFERRED STOCK AND AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF SHARES AND REQUIRE CONVERSION OF CERTAIN SHARES OF SERIES C PREFERRED STOCK." SEE ALSO "CLASS A COMMON STOCK" FOR A DISCUSSION OF THE PROPOSED SALE OF SERIES C PREFERRED STOCK BY THE PRINCIPAL STOCKHOLDER TO MR. LATIEF.

BACKGROUND INFORMATION

         JULY 1992 INVESTMENT BY THE PRINCIPAL STOCKHOLDER

         As a result of the Company's net losses suffered for the year ended December 31, 1991 and the first six months of 1992, the Company and the Bank failed to meet capital adequacy requirements applicable to bank holding companies and banks through July 13, 1992. In order to raise additional capital, on July 13, 1992, the Company completed the issuance and sale in a private placement of 5,600,000 shares of its Class A Common Stock, which represented a majority of the Company's total voting power, for $2.50 per share, for an aggregate purchase price of $14,000,000, to the Principal Stockholder, a private investor who is a citizen of Indonesia. The Principal Stockholder also received the Anti-dilution Warrants to purchase up to 384,310 shares of Class A Common Stock at a purchase price of $2.50 per share upon the exercise of options previously granted by the Company to its officers and directors. In the two weeks preceding July 13, 1992, the average closing price of the Class A Common Stock on the AMEX was $2.875. Due to the expiration of the majority of the options granted by the Company to its officers and directors prior to July 13, 1992, the maximum number of shares that the Principal Stockholder can potentially acquire through the exercise of Anti-dilution Warrants has been reduced to 102,207.

         The sale to the Principal Stockholder was accomplished pursuant to a Stock Purchase Agreement, dated as of April 10, 1992, between the Company and Peninsula Holdings, a corporation organized under the laws of the Cayman Islands. The Stock Purchase Agreement had been assigned to the Principal Stockholder on May 8, 1992 and had been amended on May 14 and June 18, 1992 (as amended, the "Amended Stock Purchase Agreement"). The transactions contemplated by the Amended Stock Purchase Agreement (the "Transactions"), along with certain amendments to the Certificate which were necessary to complete the Transactions, were approved by the Company's stockholders at a Special Meeting of Stockholders held on July 6, 1992, following the mailing of proper notice and a proxy solicitation conducted in accordance with SEC rules.

         As a condition to closing the Transactions (the "Closing"), the Principal Stockholder required the directors of the Company and the executive officers and directors of the Bank to acquire 600,000 shares of the Class A Common Stock at $2.50 per share (the same price per share as was paid by the Principal Stockholder for his shares of the Class A Common Stock) in a private placement which was made concurrently with the Closing, for an aggregate purchase price of $1,500,000. Donald R. Stephens ("Stephens"), who at the time was the Chairman of the Board, Chief Executive Officer and President of the Company, expressed a willingness to invest up to $715,000 in the Company, and other executive officers and directors of the Company and the Bank agreed to invest the remaining $785,000. However, due to restrictions contained in the Company's bylaws, Mr. Stephens could not acquire Class A Common Stock from the Company at a price below the average closing price of the Class A Common Stock in the twenty trading days prior to the purchase without the approval of the holders of at least 50 percent of the Class A Common Stock. Such average closing price in the twenty trading days prior to July 13, 1992 exceeded $2.50.

         In order to permit the Company to proceed with closing of the Transactions without having to conduct a further proxy solicitation, the Principal Stockholder agreed to waive the condition that the directors and executive officers invest $1,500,000 in Class A Common Stock, provided that (a) the officers and directors of the Company and the Bank other than Mr. Stephens would invest $785,000 in Class A Common Stock by purchasing 314,000 shares from the Company at $2.50 per share, and (b) Mr. Stephens would invest $715,000 in the Company through the purchase at par of a non-interest bearing Subordinated Term Note issued by the Company (the "Subordinated Term Note") in the principal amount of $715,000. At the 1992 Annual Meeting of Stockholders held on September 15, 1992, the stockholders of the Company approved the amendment of the Company's bylaws and the issuance by the Company of 286,000 shares of Class A Common Stock to Mr. Stephens in exchange for the cancellation of the Subordinated Term Note, thereby effecting a sale of those shares to Stephens for $2.50 per share.

         The Amended Stock Purchase Agreement also called for the Company to commence a private offering of additional Class A Common Stock to the Principal Stockholder and to potential investors other than the executive officers and directors of the Company and the Bank as soon as possible following completion of the Transactions. The Company agreed to use its best efforts to raise up to $10 million in the private offering, at the same price per share paid by the Principal Stockholder in the Transactions, and to consummate the offering within 60 days after its commencement.

         NEED FOR ADDITIONAL CAPITAL IN FOURTH QUARTER OF 1992

         As of July 13, 1992, following the completion of the Transactions, the Company and the Bank were in compliance with all regulatory capital requirements. As a result of $8 million of losses in the third quarter of 1992, however, the Company and the Bank again failed to meet certain regulatory capital requirements as of September 30, 1992. If the Company and the Bank had continued to fail to meet applicable capital requirements, they would have been subject to a variety of possible regulatory restrictions and sanctions including a termination of the Bank's ability to accept or "roll over" brokered deposits (which would have severely affected the liquidity of the Bank), cease and desist orders, civil monetary penalties on the institution and/or management officials for violating safe and sound banking practices, removal of officers or directors, temporary suspension or termination of the Bank's deposit insurance, and possible seizure of the Bank by the FDIC followed by the liquidation or forced sale of the Bank. Management initiated a program of immediate expense reductions, including the lay-off of 29 employees on September 29, 1992, the elimination of living allowances for all executive officers, and the expansion of efforts to negotiate a reduction in lease expenses. However, management forecast that, in addition to cost reductions, at least $10 million of new capital would need to be raised in order to attain compliance with regulatory requirements and to permit the Bank to reduce its troubled assets. As a result, management and the Board of Directors believed that it was critically important to the Company and the Bank to raise a significant amount of additional capital in a very short time period.

         The Company prepared and distributed a private placement memorandum in connection with the $10 million private offering contemplated by the Amended Stock Purchase Agreement, but was unable to identify any investors willing to purchase shares of Class A Common Stock on the terms of the private offering, and the Board of Directors terminated the offering on October 19, 1992. At the same time, the Board authorized management to develop a new capital instrument if necessary in order to attract new capital for the Bank, which instrument would be offered to the Principal Stockholder, to the Company's directors and executive officers, and to the potential investors who had executed confidentiality agreements in connection with the private offering. In order to raise the necessary capital quickly, and considering the lack of interest from the other potential investors contacted in the private offering, the Company entered into negotiations with the Principal Stockholder concerning the terms and conditions on which he would agree to purchase additional securities of the Company.

         The Company and the Principal Stockholder would have preferred that a new investment be made through the purchase and sale of additional shares of Class A Common Stock. However, management believed that such a sale could not be consummated as quickly as was necessary because of the Rules of the AMEX (the "AMEX Rules"), on which the Class A Common Stock is traded. The AMEX Rules require AMEX approval of an application for listing prior to the issuance of any additional securities of a class listed on the AMEX. The AMEX Rules further provide that, in order for AMEX to approve an application to list additional common stock equal to or greater than twenty percent (20%) of the then-outstanding stock, if the additional stock is to be sold for less than the greater of the book or market value of the outstanding stock, stockholder approval of the transaction must be obtained pursuant to a proxy solicitation conforming to SEC proxy rules. If the transaction contemplated between the Company and the Principal Stockholder had involved the issuance of Class A Common Stock, it would have involved the issuance of common stock equal to more than twenty percent (20%) of the then-outstanding common stock at a price less than the book value per share and the market value per share of the Company's Class A Common Stock.

         Management of the Company believed that the process of calling a special stockholders' meeting and preparing and circulating proxy materials would have unacceptably delayed the necessary infusion of capital. Consequently, the parties agreed upon a purchase and sale of convertible preferred stock (the Series C Preferred Stock) and further agreed that the conversion feature of that preferred stock (with each share of Series C Preferred Stock convertible into 40 shares of Class A Common Stock and 40 Warrants to acquire an additional share of Class A Common Stock for $0.50 per share) would be submitted to the stockholders of the Company for approval as soon as practicable. Because the Series C Preferred Stock is not convertible into Class A Common Stock unless and until stockholder approval of the conversion feature has been obtained, the Series C Preferred Stock could be issued without stockholder approval without violating the AMEX Rules. The approval by the stockholders of the Company of the conversion feature of the Series C Preferred Stock and certain related changes to the Certificate are being sought at the Annual Meeting under PROPOSAL TWO.

         OCTOBER 29TH LETTER AGREEMENT

         Following a period of negotiations, the Company and the Principal Stockholder entered into a letter agreement dated October 29, 1992, which was subsequently amended on November 20, 1992 (as amended, the "October 29 Letter Agreement") pursuant to which it was agreed that: (i) the Principal Stockholder would purchase up to 500,000 shares of Series C Preferred Stock at a price of Twenty Dollars ($20.00) per share for a total purchase price of $10,000,000, subject to reduction by the number of shares of Series C Preferred Stock, if any, issued and sold on the same terms to executive officers and directors of the Company on or prior to the completion of the sale to the Principal Stockholder, with the sale of 200,000 shares of Series C Preferred Stock to be completed by November 30, 1992, and the sale of an additional 300,000 shares of Series C Preferred stock to be completed by December 18, 1992; (ii) the Principal Stockholder would invest an additional $2,000,000 in the Company through either (a) the purchase of Class A Common Stock and/or warrants (or rights to subscribe for the same) in a proposed offering by the Company of rights to purchase such Class A Common Stock and/or warrants to the Company's existing stockholders and possibly additional investors, or (b) the purchase of an additional 100,000 shares of Series C Preferred Stock at a price of Twenty Dollars ($20.00) per share, with the choice of (a) or (b) at the Company's option after discussion with the Principal Stockholder; and (iii) the Company granted to the Principal Stockholder an option (the "Series C Preferred Stock Option") to purchase up to an additional 400,000 shares of Series C Preferred Stock at a price of Twenty Dollars ($20.00) per share, exercisable in whole or in part at any time on or before December 31, 1993. The terms and conditions set forth in the October 29 Letter Agreement were determined pursuant to an arm's length negotiation and were approved by the unanimous vote of the Board of Directors of the Company. The Principal Stockholder's obligations under the October 29 Letter Agreement were not conditioned on the Company's initiation of a rights offering, but the October 29 Letter Agreement contemplated that the Company would initiate a rights offering designed to raise up to $8 million in capital, to be completed by March 31, 1993.

         The Principal Stockholder completed the purchase under the October 29 Letter Agreement of 200,000 shares of Series C Preferred Stock on November 30, 1992; purchased the second installment of 300,000 shares of Series C Preferred Stock in separate acquisitions of 100,000 shares on December 30, 1992 and 200,000 shares on January 12, 1993; and, when the Company was unable to obtain any indications of interest in the contemplated rights offering, completed the investment of an additional $2,000,000 in the Company through a purchase of 100,000 shares of Series C Preferred Stock on February 26, 1993. Assuming stockholder approval of the conversion feature of the Series C Preferred Stock, which approval the Principal Stockholder can control through his ownership of the majority of the voting stock of the Company, the effective price paid by the Principal Stockholder per share of Class A Common Stock in each of the above acquisitions was $0.50. In the two weeks preceding October 29, 1992, the average closing price of the Class A Common Stock on the AMEX was $1.75; in the two weeks preceding November 30, $1.19; in the two weeks preceding December 30, $1.25; in the two weeks preceding January 12, 1993, $1.50, and in the two weeks preceding February 26, $2.50.

         DETERMINATIONS BY THE BOARD OF DIRECTORS

         In approving the October 29 Letter Agreement, the Board of Directors was influenced by the need to raise capital quickly. Based on discussions with the FDIC by management and the Board, the Board believed that if the Bank did not obtain a firm commitment for a substantial investment of capital within a very short time period, the Bank would be subject to severe regulatory sanctions, including the appointment of a receiver or conservator for the Bank, that would have very negative consequences for the Company and possibly require the Company to file a petition for bankruptcy. The Board, with assistance from management and advice from the investment banking firm of Montgomery Securities ("Montgomery"), reviewed potential alternatives, including a private placement of Class A Common Stock and a rights offering, but determined that the Principal Stockholder constituted the only source from which the Company could raise sufficient capital with the necessary promptness.


         The Board of Directors considered the fact that the effective price which the Principal Stockholder was paying for Class A Common Stock under the October 29 Letter Agreement, assuming conversion of the Series C Preferred Stock ($0.50) was below the trading price of the Class A Common Stock. However, the Board of Directors believed that the only alternative to the October 29 Letter Agreement was to accept regulatory sanctions which would cause the value of the Class A Common Stock to fall below $0.50, including, in the event of a conservatorship or receivership of the Bank, the likely need for the Company to file bankruptcy, with its stock in such event likely becoming
worthless.   In addition, the Board relied on advice from Montgomery as to the fairness of the consideration to be paid by the Principal Stockholder.

         FAIRNESS OPINION

         On November 20, 1992, Montgomery delivered to the Board of Directors of the Company a written opinion (the "Fairness Opinion") as to the fairness to the stockholders of the Company (other than the Principal Stockholder and the directors and executive officers of the Company and the Bank) from a financial point of view, of the consideration to be received by the Company from the Principal Stockholder in the transactions contemplated by the October 29 Letter Agreement. The Fairness Opinion was based upon information available to Montgomery as of the date the Fairness Opinion was issued. The full text of the Fairness Opinion is attached hereto as Appendix A and should be read carefully and in its entirety in connection with this Proxy Statement. The following summary of Montgomery's opinion is qualified in its entirety by reference to the full text of the opinion. Montgomery's opinion is addressed to the Company's Board only and does not constitute a recommendation to any Company stockholder as to how such stockholder should vote at the Annual Meeting.

         In connection with its opinion, Montgomery, among other things, (i) reviewed certain publicly available financial and other data with respect to the Company, including consolidated financial statements for recent years and interim periods to the date of the Fairness Opinion and certain other relevant financial and operating data relating to the Company made available to Montgomery from published sources and from the internal records of the Company;
(ii) reviewed the October 29 Letter Agreement; (iii) reviewed the Certificate of Designations of Rights, Preferences, Privileges and Restrictions of the Series C Preferred Stock, as amended (the "Series C Certificate of Designations"); (iv) reviewed certain historical market prices and trading volumes of the Company's Class A Common Stock on the American Stock Exchange;
(v) as described in more detail below, compared the Company from a financial point of view with certain other companies in the financial services industry which it deemed relevant; (vi) as described in more detail below, considered the financial terms, to the extent publicly available, of selected recent transactions of financial institutions which it deemed to be comparable, in whole or in part, to the transactions contemplated by the October 29 Letter Agreement; (vii) reviewed and discussed with representatives of the management of the Company certain information of a business and financial nature regarding the Company, furnished to Montgomery by the Company's management, including financial forecasts and related assumptions of the Company; (viii) made inquiries regarding and discussed the October 29 Letter Agreement, the Series C Certificate of Designations, the transactions contemplated by the October 29 Letter Agreement, and other matters related thereto with the Company and its counsel and accountants; and (ix) performed such other analyses and examinations as Montgomery deemed appropriate.

         In connection with its review, Montgomery did not independently verify any of the foregoing information, relied on such information and assumed that all such information was complete and accurate in all material respects. With respect to the financial forecasts for the Company provided to Montgomery by the Company's management, Montgomery assumed that they were reasonably prepared on bases reflecting the best available estimates and judgments of the Company's management at the time of preparation as to the Company's future financial performance and that they provided a reasonable basis upon which Montgomery could form its opinion. Montgomery also assumed there had been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to Montgomery. Montgomery relied on advice of counsel to the Company as to all legal matters with respect to the Company, the October 29 Letter Agreement, the transactions contemplated by the October 29 Letter Agreement, and this Proxy Statement. In addition, Montgomery did not make an independent evaluation, appraisal or physical inspection of the assets or individual properties of the Company nor was it furnished with any such appraisals. Further, Montgomery's opinion was based on economic, monetary and market conditions existing as of the date of the Fairness Opinion.

         In connection with rendering the Fairness Opinion, Montgomery considered that the Bank was not in compliance with regulatory capital adequacy requirements and, if the Bank was not able to raise adequate capital on a timely basis, the Bank would face formal regulatory sanctions inhibiting its ability to accept, renew or roll over brokered deposits on which the Bank was heavily dependent for its liquidity. Montgomery also considered the likely possibility that a conservator or receiver could be appointed for the Bank if the Bank was unable to raise additional capital by December 19, 1992, the date certain provisions of the prompt corrective action requirements of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") would become effective (the FDICIA requirements are described below in "Prompt Corrective Action and Capital Restoration Plan"). Given the short period of time that the Bank had to raise additional capital, Montgomery also concluded that potential investors or sources of new capital for the Bank other than Mr. Masagung were not available.

         In addition, Montgomery performed certain financial analyses, which are summarized below. Although the evaluation of the fairness, from a financial point of view, of the consideration to be paid in the transactions contemplated by the October 29 Letter Agreement, was to some extent a subjective one based on the experience and judgment of Montgomery, and not merely the result of mathematical analysis of financial data, Montgomery relied on two financial valuation methodologies in its determinations.

         COMPARABLE COMPANY ANALYSIS. Using public and other available information, Montgomery compared certain financial ratios of the Company (including equity to assets, common equity to assets, return on average assets, return on average equity, net interest margin, nonperforming assets to period end loans, nonperforming assets to equity, loan loss reserve to loans, loan loss reserve to nonperforming assets, chargeoffs to average loans, non-interest expenses, net interest margin and non-interest expenses to average assets) as of September 30, 1992, to the average for two groups of banks and bank holding companies which Montgomery considered to be comparable. These banks and bank holding companies are in some cases a subset of the largest 50 United States bank holding companies ranked by assets (the "National Proxy Group") and the other was a group of Western banks and bank holding companies including TriCo Bancshares, Redwood Empire Bancorp, Exchange Bank, Savings Bank of Mendocino County, RCB Corporation, First Commercial Bancorp, Union Bank, Sumitomo Bank of California, The Pacific Bank, Westamerica Bank, Mechanics Bank, Civic BanCorp, California Bancshares Inc., University National Bank, Silicon Valley Bancshares, Pacific Western Bancshares, Pacific Capital Bancorp, MBC Corp. (Modesto Banking Company), California Republic Bancorp, Mid-State Bank, Santa Barbara Bancorp, Levy Bancorp, First State Bank of the Oaks, CU Bancorp, Foothill Independent Bank, City

National Bank, 1st Business Corporation, Guardian Bancorp, GBC Bancorp, Santa Monica Bank, Home Interstate Bancorp, Pioneer Bancorp, Landmark Bancorp, CVB Financial Corporation, Eldorado Bancorp, Riverside National Bank, California Commercial, Commerce Bancorp, San Diego Financial Corp., Peninsula Bank of San Diego, First National Corporation, CPB Inc., First Hawaiian, Inc., First Security Corp., and West One Bancorp (the "Western Proxy Group").

         The comparisons revealed ratios for the National Proxy Group, the Western Proxy Group and the Company as follows: (i) equity to assets of 6.09%, 7.22% and 4.16%, respectively; (ii) common equity to assets of 6.62%, 6.99% and 4.16%, respectively; (iii) return on average assets of 1.09%, 0.51% and -6.53%, respectively; (iv) return on average equity of 16.02%, 7.05% and -166.68%, respectively; (v) net interest margin of 3.84%, 4.94% and 4.23%, respectively;
(vi) nonperforming assets to period end loans of 4.22%, 4.32% and 26.34%, respectively; (vii) nonperforming assets to equity of 31.70%, 39.70% and 449.24%, respectively; (viii) loan loss reserve to loans of 3.28%, 2.26% and 4.60%, respectively; (ix) loan loss reserve to nonperforming assets of 79.30%, 59.40% and 17.47%, respectively; (x) chargeoffs to average loans of 1.16%, 1.02% and 4.79%, respectively; (xi) non-interest expenses and revenues of 61.57%, 67.10 % and 164.06%, respectively; (xii) non-interest expenses to net interest margin of 98.20%, 86.30% and 241.72%, respectively; and (xiii) non-interest expenses to average assets of 3.45%, 3.85% and 8.22%, respectively.

         No company reviewed in the analysis is identical to the Company or the Bank. The analysis necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics of the companies. Some of these commercial banking companies are included in Montgomery's Quarterly Bank Monitor and Western Bank Monitor, respectively.

         ANALYSIS OF SELECTED FINANCIAL INSTITUTION TRANSACTIONS. Montgomery also compared the transactions contemplated by the October 29 Letter Agreement, on the basis of the multiple of book value derived from the aggregate value of the consideration involved in the transactions contemplated by the October 29 Letter Agreement, as of the date of determination of such consideration, with the same ratio in recent acquisitions of bank holding companies which Montgomery deemed comparable. In conducting this analysis Montgomery examined Western transactions with multiples less than or equal to 100% of book value. Such comparable acquisitions included: ValliCorp's acquisition of Pacific Bancorp, HomeFed's acquisition of Antelope Valley Savings and Loan Association, Peninsula Bank's acquisition of Citizen's Western Bank, Royal Trustco Limited's acquisition of Pacific First Financial, Washington Mutual Savings Bank's acquisition of Sound Savings & Loan and Mr. Masagung's July investment in the Company.

         These comparable acquisitions yielded implied multiples of book value and return on assets for the acquired banks of (i) 0.81x and 0.64%, respectively, for ValliCorp's acquisition of Pacific Bancorp; (ii) 0.80x and 0.40%, respectively, for HomeFed's acquisition of Antelope Valley S&LA; (iii) 1.00x and 0.47%, respectively, for Peninsula Bank's acquisition of Citizen's Western Bank; (iv) 0.85x and 0.33%, respectively, for Royal Trustco Limited's acquisition of Pacific First Financial; (v) 0.44x and -0.35%, respectively, for Washington Mutual Savings Bank's acquisition of Sound Savings & Loan; and (v)
0.45 and -1.25%, respectively, for Mr. Putra Masagung's July investment in the Company. In comparison, Montgomery determined that the transactions contemplated by the October 29 Letter Agreement would yield an implied multiple of book value of 0.32x, while the Company's return on average assets for the nine months ended September 30, 1992 was -6.53%.

         The summary set forth above does not purport to be a complete description of the analyses performed by Montgomery. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Montgomery believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in its presentation to the Company's Board or of the process underlying the Fairness Opinion. In addition, Montgomery may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the results from any particular analysis described above should not be taken to be Montgomery's view of the actual value of the Company. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis.

         In performing its analyses, Montgomery made numerous assumptions with respect to industry performance, general business and economic conditions, actions which could be taken by bank regulators and other matters, many of which were and are beyond the control of the Company. The analyses performed by Montgomery are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Montgomery's analysis of the fairness of the transactions contemplated by the October 29 Letter Agreement to the Company's stockholders other than the Principal Stockholder and the Company's and the Bank's directors and executive officers, and were reported to the Company's Board in connection with the delivery of Montgomery's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future. Montgomery used in its analyses various projections of future performance prepared by the Company. Although as stated above Montgomery assumed that these projections provided a reasonable basis upon which Montgomery could form its opinion, the projections were based on numerous variables and assumptions which are inherently unpredictable and must be considered not certain of occurrence as projected. Accordingly, actual results could vary significantly from those set forth in such projections.
Furthermore, the assumptions about bank regulatory actions are inherently unpredictable and must be considered not certain of occurrence as assumed. Accordingly, actual regulatory actions could have varied significantly from those set forth above.

         The Company's Board of Directors selected Montgomery to act as its financial advisor in connection with the transactions contemplated by the October 29 Letter Agreement, on the basis of Montgomery's expertise in such matters and its prior relationship with the Company. The Company originally engaged Montgomery in November 1991 as the Company's exclusive representative and financial advisor for the purpose of identifying opportunities for maximizing stockholder value, including advising the Company regarding alternatives for raising additional capital. As part of its engagement, Montgomery agreed to and did render a fairness opinion in June 1992 regarding the Amended Stock Purchase Agreement. The Board of Directors of the Company paid a fee of $278,740 to Montgomery in connection with this engagement. In addition, Montgomery was paid a fee of $150,000 for rendering the Fairness Opinion. The Company also agreed to reimburse Montgomery for its reasonable
out-of-pocket expenses in connection with its services to the Company.   The
Company has retained Montgomery as one of its financial advisors for its planned private placement described in more detail in PROPOSAL FIVE below.

         ADDITIONAL INVESTMENT BY THE PRINCIPAL STOCKHOLDER

         Upon completion by the Principal Stockholder on November 30, 1992 of the first installment of the purchase of Series C Preferred Stock contemplated by the October 29 Letter Agreement, the Company and the Bank were again in compliance with then-applicable capital adequacy requirements. However, because the Company and the Bank continued to incur losses during the fourth quarter of 1992 and because the Principal Stockholder was not able to complete the entire 300,000-share second installment of his investment commitment under the October 29 Letter Agreement until January 12, 1993, the Company and the Bank did not have sufficient capital to satisfy all applicable federal regulatory requirements on December 31, 1992. Although the Company and the Bank believed that all minimum capital requirements were satisfied as of February 26, 1993 upon completion by the Principal Stockholder of the $2,000,000 third installment of his investment commitment under the October 29 Letter Agreement, as a result of continuing losses in the first half of 1993, the Bank did not satisfy all minimum capital requirements as of March 31, 1993 and June 30, 1993. In order to assist the

Bank to attain compliance with minimum regulatory capital requirements, and again facing the threat of regulatory action including the appointment of a conservator or receiver, the Company determined to sell additional shares of Series C Preferred Stock in a private placement.

         The Company prepared a private placement memorandum for an offering of up to $12 million of Series C Preferred Stock at the same price paid by the Principal Stockholder under the October 29 Letter Agreement. The offering would expire unless at least 300,000 shares of Series C Preferred Stock were sold on or before June 30, 1993, subject to extension at the option of the Company until September 30, 1993. The private placement memorandum was distributed to accredited investors, and the Company obtained indications of interest for a potential $10 million investment in the Company. However, when the Company was unable to obtain a letter of intent from the potential investor, the Company entered into negotiations with Mr. Masagung to encourage Mr. Masagung to purchase additional shares of Series C Preferred Stock on the terms indicated in the private placement memorandum.

         Following a period of negotiations, including a review of the Bank's loan portfolio by consultants retained by the Principal Stockholder, the Principal Stockholder agreed to purchase an additional 300,000 shares of Series C Preferred Stock for $6.0 million by no later than September 30, 1993 (the "September Investment") under the Series C Preferred Stock Option and the private placement memorandum. The Board of Directors unanimously authorized the sale to the Principal Stockholder and extended the date for expiration of the private placement to September 30, 1993. The September Investment was made in two installments on August 27, 1993 and September 30, 1993, and the Bank has returned to compliance with the industry-wide minimum regulatory capital requirements. See the discussion below under the caption "Regulatory Directives and Orders," however, with respect to compliance with orders issued by the FDIC and the Banking Department. However, on August 29, 1993 the Bank had become subject to higher capital requirements under orders issued by the FDIC and the Banking Department and, as described below, is not currently in compliance with such higher requirements. Assuming stockholder approval of the conversion feature of the Series C Preferred Stock, which approval the Principal Stockholder can control through his ownership of the majority of the voting stock of the Company, the effective price paid by the Principal Stockholder per share of Class A Common Stock in the September Investment was $0.50. In the two weeks preceding August 27, 1993, the average closing price of the Class A Common Stock on the AMEX was $1.40, and in the two weeks preceding September 30 was $1.09.

REGULATORY DIRECTIVES AND ORDERS

         FEDERAL RESERVE BOARD DIRECTIVE

         As a result of the Federal Reserve Bank of San Francisco's (the "FRB") examination of the Company as of June 30, 1991, the FRB on April 20, 1992 issued a letter (the "Directive") prohibiting the Company, without the FRB's prior approval, from (i) paying any cash dividends to its stockholders, (ii) incurring any new debt or increasing existing debt, (iii) repurchasing any outstanding stock of the Company or (iv) acquiring or entering into an agreement to acquire any entities or portfolios. The Company has been notified that it is in a "troubled condition" for purposes of Section 914 of the Financial Institutions Recovery, Reform and Enforcement Act ("FIRREA"). Accordingly, the Company must notify the FRB 30 days in advance of adding or replacing any director or senior executive officer. All directors and officers who have been submitted to the FRB for approval have been approved as the new management team and additional directors have been identified for approval.

         MEMORANDUM OF UNDERSTANDING

         Pursuant to federal law, the Company is subject to the capital guidelines of the Federal Reserve Board and the Bank is subject to the FDIC's regulations governing capital adequacy for banks that are not members ("nonmember banks") of the Federal Reserve System. As a result of the Bank's failure to meet its minimum capital requirements during 1991, on November 15, 1991 the Bank entered into a Memorandum of Understanding (the "MOU") with the FDIC and the California State Banking Department (the "Banking Department"). The MOU required the Bank to restore its capital and its allowance for loan losses to acceptable levels or to sell the Bank. In response to the MOU, management of the Bank established and filed with the Banking Department and the FDIC a capital plan to determine an appropriate range of capital ratios within which the Bank could operate in a safe and sound manner, and to execute the appropriate strategy to ensure that the Bank maintain capital within a minimum desirable range. After certain interim actions, as a result of a failure to meet regulatory capital requirements at March 31, 1993, the Bank was required to file a Capital Restoration Plan (the "Restoration Plan") in compliance with the "Prompt Corrective Action" system imposed by the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), and that plan was approved by the FDIC on September 8, 1993. As a condition of the FDIC's approval of the Restoration Plan, the Company agreed to guarantee that the Bank will comply with the Restoration Plan until the Bank has met its minimum capital requirements on average during each of four consecutive calendar quarters. The Company's liability under the guarantee is limited to the lesser of 5% of the Bank's total assets at the time it became undercapitalized, $15.3 million, or an amount necessary (or that would have been necessary) to bring the Bank into compliance with all of its capital requirements as of the time it fails to comply with the Restoration Plan.

         CEASE AND DESIST ORDERS

         On August 18, 1993, the Bank, without admitting or denying any alleged charges, stipulated to Cease and Desist Orders (the "Orders") issued by the FDIC and the Banking Department that became effective August 29, 1993 (the "Orders Effective Date"), and that superseded the MOU. The Orders directed, among other things, that the Bank: (a) achieve and maintain a 7% leverage capital ratio on and after September 30, 1993; (b) pay no dividends without the prior written consent of the FDIC and the California Superintendent of Banks (the "Superintendent"); (c) reduce the $88.6 million in assets classified "Substandard" or "Doubtful" as of November 30, 1992 (the date of the most recent full-scope FDIC and Banking Department Report of Examination of the
Bank), to no more than $75.0 million by October 31, 1993, with further reductions to no more than $60.0 million by December 31, 1993, no more than $50.0 million by March 31, 1994 and no more than $40.0 million by August 31, 1994; (d) have and retain management whose qualifications and experience are commensurate with their duties and responsibilities to operate the Bank in a safe and sound manner, notify the FDIC and the Superintendent at least 30 days prior to adding or replacing any new director or senior executive officer and comply with certain restrictions in compensation of senior executive officers;
(e) maintain an adequate reserve for loan losses; (f) not extend additional credit to, or for the benefit of, any borrower who had a previous loan from the Bank that was charged off or classified "Loss" in whole or in part; (g) develop and implement a plan to reduce its concentrations of construction and development loans; (h) not increase the amount of its brokered deposits above the amount outstanding on the Orders Effective Date and submit a written plan for eliminating reliance on brokered deposits; (i) revise or adopt, and implement, certain plans and policies to reduce the Bank's concentration of construction and land development loans, reduce the Bank's dependency on brokered deposits and out of area deposits, and to improve internal routines and controls; (j) reduce the Bank's volatile liability dependency ratio to not more than 25% by December 31, 1993, and not more than 15% by March 31, 1994;
(k) eliminate or correct all violations of law set out in the most recent Report of Examination, and take all necessary steps to ensure future compliance with all applicable laws and regulations; and (l) establish a committee of three independent directors to monitor compliance with the Orders and report to the FDIC and the Superintendent on a quarterly basis.

         The following table reflects both the Company's and the Bank's capital ratios at December 31, 1993 with respect to the industry-wide prompt corrective action minimum capital requirements and the Orders. As of December 31, 1993, the Bank met all industry-wide requirements but failed to meet the 7% leverage capital ratio imposed by the Orders. This failure occurred because the leverage ratio is calculated by dividing Tier 1 capital by average assets at each month-end, and the Bank's primary action taken to meet the required ratios during the fourth quarter -- the sale of its Sacramento branch -- could not be effectuated until December 4, 1993 due to delays in the approval by the FDIC and the Banking Department of such sale. If the sale of the Sacramento branch had been effected in October 1993 (as planned by the Bank) and the Bank's other operating results had remained the same, the Bank leverage capital ratio for the fourth quarter would have been in excess of 7%. In addition, at December 31, 1993 the Bank's Tier 1 capital divided by total assets (without risk weighting) was 7.6%. Management believes that receipt of the proceeds from the Private Placement will permit the Bank to meet the 7% leverage capital ratio requirement.

- - ---------------------------------------------------------------------------------------------------------
                                                                  Prompt Corrective        Regulatory
                                                                        Action                Order
                             Company                Bank             Requirement           Requirement
                             -------                ----             -----------           -----------
 Leverage Ratio               6.7%                  6.7%                4.00%                 7.00%

 Tier 1 Risk-                 8.0%                  8.0%                4.00%                 N.A.
 Based Capital
 Total Risk-                  9.5%                  9.5%                8.00%                 N.A.
 Based Capital
- - ---------------------------------------------------------------------------------------------------------


         The FDIC and the Banking Department began an examination of the Bank on February 28, 1994. A final report to the Bank of the results of such examination is not expected until after the date of the Annual Meeting. However, as a result of discussions with the regulatory officials conducting such examination, the Bank may not be in compliance with the following provisions of the Orders: (a) The Orders require that the Bank reduce assets classified as "Substandard" and "Doubtful" to no more than $50 million by March 31, 1994 and no more than $40.0 million by August 31, 1994. The amount of such classified assets at March 31, 1994 were $51.1 million, which exceeds the requirements of the Orders. However, the Bank expects that no action will be taken by the FDIC or the Banking Department with respect to such deficiency in light of its substantial compliance with the requirement. The Bank expects that it will meet the August 31, 1994 requirement. (b) The Bank currently has outstanding $20.0 million of brokered certificates of deposit (which were extended by the depositor to mature on September 30, 1994) that it is permitted to accept only as a result of the waiver granted by the FDIC (with no assurance that such waiver would be extended) of an otherwise applicable prohibition against the Bank's acceptance of brokered deposits. In connection with the regulatory examination, certain questions at the field examination level have been raised relating to the Bank's solicitation and acceptance of certain other deposits placed in the Bank by certain money managers. The aggregate amount of such deposits were approximately $7 million at March 31, 1994. If the FDIC ultimately concludes that such deposits constitute brokered deposits, the Bank would be required to seek a further waiver from the FDIC to increase the amount of brokered deposits the Bank is permitted to accept, which also would affect the Bank's volatile liability dependency ratio. (The Bank anticipates that it will not be in compliance with the volatile liability dependency ratio or leverage capital requirements of the Orders at March 31, 1994, but it expects that if it is able to complete the Private Placement, it does not expect action will be taken by the FDIC or the Banking Department with respect to such non-compliance. No assurances, however, can be given that no action will be taken with respect to such non-compliance.) In addition, the Bank offers a certificate of deposit arbitrage program designed to invest certain customer funds in other financial institutions that the FDIC field examiner has suggested constitutes a deposit brokerage activity which requires that prior written notice be given to the FDIC. If the FDIC ultimately concludes that the Bank is acting as a deposit broker, the Bank will provide the requisite notice to the FDIC. In both cases, it is possible that the Bank could be subject to regulatory sanctions for engaging in these activities, although the FDIC has not advised the Bank that any such action is contemplated. (c) The Bank anticipates a further aggregate reduction in the book value of certain of its problem assets of approximately $1,169,000. Such reduction includes a reduction of approximately $587,000 in the carrying value of a loan transferred during 1993 with a carrying value of $1.6 million collateralized by commercial real estate to in-substance foreclosure (discussed at page 43 of the Company's 1993 Annual Report). Certain aspects of this reduction, including the necessity for and the timing and reflection of such charges, continue to be discussed with the regulatory examiners, but, upon and assuming completion of, the Private Placement, notwithstanding such additional charges, the Bank's capital should be in excess of the capital adequacy requirements of the Orders set forth above. Of course, if the Private Placement is not completed, the Bank then would not be in compliance with the Orders. Also, even with the capital provided in the Private Placement, the Bank will not be in compliance with the Banking Department's order requiring the Bank to correct its capital impairment. See"--Capital Impairment Orders." No assurance can be given that capital, in addition to, or in substitution for, that raised pursuant to the Private Placement, can be raised if the Bank requires such additional capital to remain in compliance with capital adequacy requirements or to pursue the new strategic focus of the Bank and the Company. In addition, because of its asset quality, operating losses, volatile liability dependency and liquidity problems, the Bank is potentially subject to further regulatory sanctions that are generally applicable to banks that are not adequately capitalized.

         In response to the Orders, management has submitted a business plan to the FDIC and the Banking Department for approval. Management expects that the basic strategic actions contemplated by the business plan will be substantially approved by the FDIC and the Banking Department after the above-mentioned examination is completed. Management also expects, however, that the FDIC and the Banking Department will require that the business plan should be modified to address their brokered deposit and liquidity concerns with more specific plans. Management is presently developing such specific plans and believes that the Bank will be able to take the basic strategies actions contemplated by the business plan without need for further regulatory approval, subject to the general requirement that the Bank return to profitability and be operated safely and soundly. A number of the restrictions imposed by the Orders will remain in effect until the Orders are officially lifted. Although management anticipates the FDIC and the Banking Department will lift the Orders once the Bank's problem assets are fully resolved, no assurance can be given as to when all conditions precedent to the lifting of the Orders will be fulfilled. The Company also is subject to certain restrictions imposed by the FRB pursuant to the Directive that may prevent the Company from taking steps to establish new businesses (or new subsidiaries) at the Company level until similar conditions precedent are fulfilled. However, management believes that, initially, all new lines of business that the Company plans to enter may be operated directly within the Bank.

         CAPITAL IMPAIRMENT ORDERS

         The California Financial Code (the "Financial Code") requires the Superintendent to order any bank whose contributed capital is impaired to correct such impairment within 60 days of the date of his or her order. Under
Section 134(b) of the Financial Code, the "contributed capital," defined as all shareholders' equity other than retained earnings, of a bank is deemed to be impaired whenever such bank has deficit retained earnings in an amount exceeding 40% of such contributed capital. Under Section 662 of the Financial Code, the Superintendent has the authority, in his or her discretion, to take certain appropriate regulatory action with respect to a bank having impaired contributed capital, including possible seizure of such bank's assets. A bank that has deficit retained earnings may, subject to the approval of its shareholders and of the Superintendent, readjust its accounts in a quasi-reorganization, which may include eliminating its deficit retained earnings, under Section 663 of the Financial Code. However, a bank that is not able to effect such a quasi-reorganization or otherwise to correct an impairment of its contributed capital within 60 days of an order to do so from the Superintendent must levy and collect an assessment on its common shares pursuant to Section 423 of the California Corporations Code.

         A bank is required to levy such an assessment within 60 days of the Superintendent's order; the assessment becomes a lien upon the shares assessed from the time of service or publication of such notice of assessment. Within 60 days of the date on which the assessment becomes delinquent, a bank subject to the

Superintendent's order must sell or cause to be sold to the highest bidder for cash as many shares of each delinquent holder of the assessed shares as may be necessary to pay the assessment and charges thereon.

         As of December 31, 1993, the Bank had contributed capital of $49.2 million and deficit retained earnings of $31.8 million, or approximately 64.6% of contributed capital, within the meaning of Section 134(b) of the Financial Code. Thus, under Section 134(b) of the Financial Code, the Bank's contributed capital was impaired as of that date in the approximate amount of $12.0 million. On November 6, 1992, February 17, 1993, November 16, 1993 and February 7, 1994, the Superintendent issued orders to the Bank to correct the impairment of its contributed capital within 60 days. The Bank has not complied with these orders. As the sole shareholder of the Bank, the Company (not the Company's stockholders) will receive any notices of assessment issued by the Bank. The Bank is in violation of this California law requiring it to assess the shares of the Bank (which are all held by the Company) in order to correct the impairment of the bank's capital.

         In response to the February 7, 1994 order requiring the Bank to correct its impaired capital within 60 days, the Bank notified the Banking Department in writing that it did not believe it will be in a position to comply with the order within 60 days and requested the Banking Department's cooperation as the Company implements its plan for an offering.

         The Bank's capital impairment may be corrected through earnings, by raising additional capital or by a quasi-reorganization, subject to the approval of the Banking Department, in which the Bank's deficit retained earnings would be reduced or eliminated by a corresponding reduction in the Bank's contributed capital.

         As of December 31, 1993, the Bank would have been required to raise $30.2 million in new capital in order to correct its impaired contributed capital (because the ratio of deficit retained earnings to contributed capital may not exceed 40%, $2.50 of new capital must be raised for every dollar or impairment). The proceeds of the Private Placement alone will not be sufficient to correct the Bank's capital impairment. However, the Bank believes that with the proceeds of the Private Placement and, if a quasi-reorganization is permitted by the Banking Department, permitting the Bank to reclassify (among other adjustments) the Bank's stockholders' equity by reducing deficit retained earnings by a corresponding charge to the Bank's contributed capital in excess of par value, the Bank, then, would not have impaired contributed capital.

         The Company continues discussions with Banking Department staff regarding a quasi-reorganization. It is the policy of the Superintendent not to grant a quasi-reorganization unless a bank can establish that (a) it has adequate capital, (b) the problems that created past losses and the impairment of capital have been corrected and (c) it is currently operating on a profitable basis and will continue to do so in the future. Management believes, although it cannot assure, that the Bank will be able to so demonstrate at such time as the Bank's problem assets are substantially resolved, and that it will then be possible for the Bank to effect a quasi-reorganization. Management also believes that, because it is anticipated that the Bank will have high leverage and risk-based capital ratios after the Private Placement, it is unlikely that the Superintendent would seek to take action solely on the basis of impaired capital under the Section 134 definition. There can be no assurance, however, that other circumstances such as insufficient liquidity or further operating issues could not arise that would provide incentive to the Superintendent to utilize the powers granted by
Section 134.

         No assurance can be given that the Bank's capital condition will not deteriorate further as a result of operating losses prior to a quasi-reorganization. In addition, because a quasi-reorganization requires that the Bank adjust its assets and liabilities to market value at the time of the reorganization, the Bank's capital could be further reduced from its present level as a result of such a reduction in the market value of the Bank's assets over its liabilities. Finally, there can be no assurance that, following a correction of the Bank's capital impairment, whether through a quasi-reorganization or an infusion of sufficient capital, the Bank's capital position will not continue to erode through future operating losses. As long as the Bank's contributed capital is impaired, the Superintendent is authorized to take possession of the property and business of the Bank, or to order the Bank to comply with the legal requirement and levy an assessment on the shares of the Bank held by the Company sufficient to correct the impairment. As the Company is the sole shareholder of the Bank, the assessment would be made on the Company. The Company does not have the funds to satisfy such an assessment. Management believes, however, that the Superintendent has never exercised his bank takeover powers under Section 134 solely on the basis that a bank's capital is impaired under the standards set forth in Section 134.


         PRIVATE PLACEMENT

         The Company is attempting to raise additional capital in order to obtain greater assurance that the Company and the Bank will be able to meet their minimum capital requirements on an on-going basis in the coming months and as a precaution against prolonged or increased uncertainty in the economy in general and the real estate market in particular. In addition, the Company is seeking to raise capital in order to initiate the Bank's new strategic focus and permit management to pursue perceived opportunities both domestically and in the Asian markets which is discussed in the Company's 1993 Annual Report. The Company is seeking to raise net proceeds of a minimum of $15,000,000 and a maximum of approximately $23,500,000 (if the entire allotment for oversubscriptions is sold) in the Private Placement. Because of the regulatory considerations discussed above, the Board of Directors of the Company believes it is critical to the Company and the Bank to raise a substantial portion of this additional capital as soon as possible.

         The Company has retained Montgomery and NatWest Markets ("NatWest") as Placement Agents (collectively, the "Placement Agents") to assist and advise the Company with respect to the Company's capital raising efforts. The Bank has also retained the Placement Agents as financial advisors. The Company has prepared and is in the process of distributing a private placement memorandum in connection with the Private Placement. As currently proposed, the Company is offering to issue up to 8,125,000 units (the "Units"), each consisting of
(i) one share of its Class A Common Stock, (ii) one warrant, entitling the holder thereof to purchase one share of Class A Common Stock at $5.00 per share (the "Unit Warrants"), and (iii) one right, entitling the holder thereof to receive, without payment of additional consideration, an amount of shares of Class A Common Stock in periodic distributions based upon the resolution value of certain problem assets currently held in the Bank's portfolio and the Bank's expenses in administering and carrying such problem assets (the "Rights"). The Company is offering the Units at a price of $3.20 per Unit (the "Unit Price"). The foregoing assumes the approval of Items 2, 3, and 4 at the Annual Meeting and the resulting 1-for-10 reverse stock split. ASSUMING (I) THE SALE OF THE MINIMUM NUMBER OF UNITS IN THE PRIVATE PLACEMENT, BUT (II) NO EXERCISE OF ANY OF THE WARRANTS OR THE UNIT WARRANTS AND (III) NO SHARES ARE ISSUED PURSUANT TO THE RIGHTS, THE SHARES ISSUED IN THE PRIVATE PLACEMENT WILL REPRESENT 54.0% OF THE TOTAL NUMBER OF OUTSTANDING CLASS A COMMON STOCK AFTER THE PRIVATE PLACEMENT. See "PROPOSAL FIVE: Authorization of Issuance of Additional Shares of Class A Common Stock, Warrants and Rights" for additional information regarding the proposed terms of the Private Placement and the potential impact on current holders of the Company's outstanding securities.

         DETERMINATIONS BY THE BOARD OF DIRECTORS

         In approving the terms of the Private Placement, the Board of Directors was influenced by the need to raise capital quickly. The Board believes that if the Bank does not obtain substantial investment of capital within a very short time period, the Bank may be subject to regulatory actions that could, among other things, severely restrict the Bank's ability to develop new lines of business. Under such circumstances, the Board anticipates that it would be necessary to reduce the Bank's deposit liabilities, accelerate plans to reduce expenses (including personnel expenses) and continue to attempt to dispose of problem assets on an orderly basis. Such reductions could adversely affect the Company's and the Bank's ability to retain key management employees. Although the Board believes that, under such circumstances, such a business strategy would permit the Bank to continue in business and eventually to resolve the problem assets, management cannot predict whether such a strategy would cause such an erosion in the value of the Bank's business franchise that it could appear prudent to seek a sale or merger with another bank. The Board determined the proposed terms of the Private Placement with assistance from management and advice from the Placement Agents.

         The Board of Directors believes that an offering by the Company can only be made at or near the current book value of the Company's Class A Common Stock. Likewise, the Board believes it necessary to market the Units to offer new investors warrants on the same terms as the warrants into which the Series C Preferred Stock held by the Principal Stockholder may be converted (and will be converted assuming stockholder approval of PROPOSAL TWO). Further, the Board believes that the offering must substantially insulate new investors from the potential effects of the Company's "problem" assets. The Rights were developed as a mechanism to address this requirement.

         Management has identified assets (each, a "Specified Asset") currently held in the Bank's portfolio that have given rise to losses, or that management believes pose a significant risk of loss, to the Bank. Such Specified Assets include non-performing loans held in the Bank's portfolio, real estate classified by the Bank as "other real estate owned" (primarily resulting from foreclosed loans) and real estate acquired by the Bank through real estate development and investment activity, in each case where such loans or real estate assets have an outstanding principal balance or carrying value on the Bank's financial statements, respectively, in excess of $100,000. The approximate amount of such Specified Assets was approximately $61 million as of March 31, 1994. The Bank's asset carrying value of each Specified Asset is referred to as its "Specified Asset Value."

         All Specified Assets have been included as part of an asset portfolio (the "Specified Asset Pool," with the aggregate Specified Asset Value of the Specified Assets in the Specified Asset Pool on any given date being referred to below as the "Specified Asset Pool Value"). The purpose of the Rights is to protect investors purchasing Units in the Private Placement (the "New Investors"), to a defined extent, for unanticipated losses and related expenses incurred in the administration, carrying and resolution of such problem assets. The Rights will effectuate this risk allocation by compensating the New Investors with additional shares of Class A Common Stock ("Adjustment Shares"), up to a maximum number of shares per Right (the "Maximum Adjustment"), without payment of additional consideration by the New Investors, as net losses in respect of the resolution of the Specified Assets, and as the costs of administering and carrying the Specified Assets, are incurred by the Bank with respect to the Specified Asset Pool. The aggregate number of Adjustment Shares included in the Maximum Adjustment for all Rights included in the Units is approximately 8,821,500 Adjustment Shares, if the minimum amount of Units is sold in the Private Placement, and approximately 13,611,800 Adjustment Shares, if the maximum amount of Units is sold in the Private Placement, assuming a book value of $0.32 per share of Class A Common Stock and the sale of such shares at such book value.

         This compensation will be effected through periodic distributions (each, an "Interim Distribution") of Adjustment Shares made with respect to each six-month period during the period from the Initial Closing Date to December 31, 1995 (the "Initial Distribution Period"), except that the initial Interim Distribution shall be made with respect to the period ending on December 31, 1994 (each, an "Adjustment Period," and the date of each Interim Distribution, an "Interim Distribution Date"), unless the Maximum Adjustment is distributed or all Specified Assets are resolved before December 31, 1995. Issuances of Adjustment Shares will not be made in respect of losses in relation to the carrying cost of the Specified Assets on the Bank's books and administrative and carrying cost expenses until such losses and expenses exceed (on a cumulative basis) the reserves on the Bank's books that are allocated to the Specified Assets (estimated to be between $5.0 and $6.0 million). Thereafter, Adjustment Shares will be issued to compensate for losses and expenses up to a cumulative amount of $14 million (including the allocated reserves). Expenses attributable to a particular Specified Asset (such as legal and appraisal expenses) will be recognized upon the resolution of the Specified Asset to which such expenses relate. Accordingly, New Investors will be protected, to a defined extent, from further reductions in the book value of their aggregate investment through the acquisition, for no additional consideration, of a larger equity interest in the Company. However, because the market value of an investor's Class A Common Stock may be dependent upon the trading price of such stock on the AMEX or on such other market on which the Company's stock may trade, and because the Company can have no control over the trading price of its stock, the market value of an investor's Adjustment Shares from time to time may nevertheless not fully compensate such investor for the pro rata portion of the loss of the Bank's book value against which the Rights are intended to provide protection.

         While management's current intention is to resolve the Specified Assets on an asset-by-asset basis, management is also exploring other alternatives, including the potential disposition of part or all of the Specified Asset Pool to a single buyer. This resolution alternative could be effected by selling the entire Specified Asset Pool to investors or to a special purpose entity. In connection with such sale, it is anticipated that the special purpose entity would issue debt and equity to provide funding for the orderly liquidation and resolution of the Specified Assets, and a portion of the proceeds of such sales by the special purpose entity would be paid to the Bank as consideration for the Specified Asset Pool. Management expects that if this alternative resolution were undertaken, it could entail further write-downs of the Specified Assets by the Bank in recognition of the administrative expenses and the costs of financing assumed by the buyer, together with the requirement imposed by a typical buyer in such transactions that it be able to achieve a substantial return on its investment. If such write- downs were necessary, additional Adjustment Shares (up to the Maximum Adjustment) would be issued pursuant to the Rights, and the Rights would mature upon the consummation of such disposition. Mr. Putra Masagung has indicated that he might invest in such an entity, either alone or together with his brother, Mr. Oka Masagung, but has made no commitment to do so.

         If, upon the expiration of the Initial Distribution Period, (i) Specified Assets having an aggregate Specified Asset Value in excess of two-thirds of the Specified Asset Pool Value on the final closing date of the Private Placement have been liquidated or otherwise resolved, (ii) all the Specified Assets have been resolved or (iii) the number of shares issued in prior Interim Distributions equals the Maximum Adjustment (each, a "Termination Condition" and collectively, the "Termination Conditions"), the Rights will mature and no further distributions will be made in respect thereof. If, however, upon the expiration of the Initial Distribution Period, none of the Termination Conditions has been satisfied, the maturity of the Rights will be extended for an additional six-month Adjustment Period, and for one final six-month Adjustment Period thereafter if none of the Termination Conditions has been satisfied after the first such extension period expires. If the Rights have matured but the Maximum Adjustment has not been distributed, a final distribution of Adjustment Shares (the "Final Distribution") will take place following an appraisal of all remaining Specified Assets. The number of Adjustment Shares issued in the Final Distribution will be based upon the difference between the appraised value and the Specified Asset Pool Value on the date of such Final Distribution (the "Final Distribution Date") (together with a charge for defined administrative and carrying costs), with such difference deemed to represent the loss incurred by the Bank with respect to such remaining Specified Assets.

         In calculating the amount of aggregate loss for any Interim Distribution, if a Specified Asset is liquidated at a price above its Specified Asset Value, the surplus will be netted against deficits incurred in the liquidation of other Specified Assets at prices below their Specified Asset Values, as well as against defined carrying and administrative costs. Any net surplus will be carried over and applied against net deficits, if any, incurred in respect of subsequent Adjustment Periods. However, even if such surpluses exceed net deficits incurred in respect of one or more of such Adjustment Periods, Adjustment Shares that have already been issued pursuant to the Interim Distributions will not be subject to forfeiture or return to the Company.

         The number of Adjustment Shares that may be acquired on any Interim Distribution Date or the Final Distribution Date by any one "person" (as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) including persons acting together as a group, will be limited to not more than the number of Adjustments Shares issuable pursuant to the Rights included in the Units purchased by the purchaser of the largest number of Units in the Private Placement, but in any event not more than the number of Adjustment Shares issuable in respect of the Rights purchased as part of Units whose purchaser would hold 10% of the shares in Class A Common Stock outstanding immediately after the completion of the Private Placement.

         The Board of Directors considered the fact that the effective price per share of Class A Common Stock is expected to be upon issuance substantially below the trading price of the Class A Common Stock. However, the Board of Directors believes that the Company will be unable to raise sufficient capital on more favorable terms and that the alternative of regulatory sanctions (or actions to forestall such sanctions) would cause the value of the Class A Common Stock to fall below the effective offering price, including, in the event of a conservatorship or receivership of the Bank, the likely need for the Company to file bankruptcy, with its stock in such event likely becoming worthless.

         The Company's Board of Directors selected the Placement Agents on the basis of their expertise in such matters and, in the case of Montgomery, its prior relationship with the Company. The Company and the Bank have entered into an Engagement Letter (the "Engagement Letter") and an Advisory Agreement (the "Advisory Agreement"), respectively, with the Placement Agents. The Engagement Letter provides that the Placement Agents will act as placement agents on a "best efforts" basis in connection with the Private Placement. In such capacity, the Placement Agents will receive selling commissions from the Company equal to 7% of the aggregate price to investors to whom Units are sold (the "Selling Commission"), including sales to any entities affiliated or associated with either Placement Agent, payable on the closing date to which the sales relate. The Placement Agents are authorized to re-allow a portion of the selling commission to selected dealers. The Advisory Agreement provides that the Placement Agents will furnish advisory services with respect to the Bank's capital adequacy and risk-sharing criteria for the troubled asset portfolio. The Bank has agreed to compensate the Placement Agents for such advisory services in an aggregate amount of $100,000, payable in installments of $50,000 upon execution of the Advisory Agreement and $50,000 on April 1, 1994, provided that such $100,000 fee is to be credited against the Selling Commission. Each of the Engagement Letter and the Advisory Agreement also provide that the Company and the Bank will reimburse the Placement Agents for up to $25,000 of expenses incurred in connection with the Private Placement and the furnishing of the advisory services. The Engagement Letter and the Advisory Agreement further provide that the Bank and the Company will indemnify the Placement Agents and their affiliates against certain liabilities that relate to or arise out of the Engagement Letter or the Advisory Agreement.

POSSIBLE ADDITIONAL SALES OF SECURITIES

         Mr. Putra Masagung and Mr. Oka Masagung have indicated to management of the Company that they intend, individually or together, to subscribe for $2,000,000 or more of Units in the Private Placement.

         The Bank currently leases space for its business operations in a building located at 550 Montgomery Street, San Francisco, California (the "Property") from the Bank of San Francisco Building Company, a California limited partnership (the "Building Partnership"). The Partnership was formed in 1987 to hold a leasehold interest in the Property and raised capital by means of a private placement of 100 units of Limited Partnership Interest, originally valued at $50,000 per interest ("Building Units"). Bank of San Francisco Realty Investors, a California corporation ("BSFRI") and a wholly-owned subsidiary of the Bank, is a general partner of the Partnership and in such capacity holds two Building Units. The Bank is also a limited partner of the Partnership and in such capacity holds 28 Building Units. The remaining Building Units are held by various individuals.

         The Bank and the Company contemplate making an offer to the limited partners of the Building Partnership to purchase the Building Units held by them. The Company currently contemplates that such offer to the limited partners would be composed of two parts. First, each person who is an "accredited investor" (as defined in Regulation D under the Securities and Exchange Act of 1934 as amended) would be able to exchange each of his or her Building Units for (i) Units having a value (based upon the amount paid by investors in the Private Placement) of a minimum of $18,334 and
(ii) a maximum of $33,333 in cash. Such person could elect to take more than $18,334 in Units (so valued) and correspondingly less cash. Each limited partner who is not an accredited investor would be able to exchange his or her Building Units for $50,000 in cash per Building Unit. Representatives of the Company have had discussions regarding such an offer with a holder of approximately 13.5% of the Building Units and believe that he would accept such an offer if made. The Bank and the Company believe that further discussion regarding this offer will continue in the future. Any such offering for the Building Units will be subject to the approval of the FDIC and the Superintendent, which approvals are being sought. If such an offer is successful, the Bank hopes to be able to renegotiate its lease for the Building, which, the Bank believes, calls for payment of rent above the current lease market. There can be no assurance, however, that if made, the offering for the Building Units will be successful or that subsequent lease renegotiations will succeed in materially diminishing the Bank's lease liabilities.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

         The bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If a nomination is not made in accordance with the procedures set forth in the Notice of Annual Meeting of Stockholders, the Chairman of the Annual Meeting may, if the facts warrant, determine and declare at the Annual Meeting that a nomination was not made in accordance with the procedures set forth in the bylaws and direct that the defective nomination be disregarded.

         The bylaws of the Company currently provide that the number of directors of the Company is subject to adjustment by resolution of the Board of Directors, and the Board of Directors have adopted a resolution setting the number of directors at nine (9). Pursuant to the reincorporation of the Company in Delaware in 1988, the Board of Directors is divided into three classes (Class I, Class II and Class III). The bylaws prescribe that the three classes shall be as nearly equal in number as possible. Accordingly, Classes
I, II and III are each comprised of three (3) directors.   Each director serves
for a term ending on the date of the third annual meeting of the stockholders following the annual meeting at which the director was elected. The Class I directors are currently serving and will serve until the 1995 annual meeting of stockholders; the Class II directors are currently serving until the Annual Meeting and the Class II directors elected at the Annual Meeting will serve until the 1996 annual meeting of stockholders; and the Class III directors are currently serving until the Annual Meeting and the Class III directors elected at the Annual Meeting will serve until the 1997 annual meeting of stockholders. Notwithstanding the above, each director serves pursuant to the bylaws until his successor is duly elected and qualified or until his death, resignation or removal.

         The Board has nominated Mr. Carl D. Gustavson, who is currently serving as a Class III director, for election as a Class II director. If Mr. Gustavson is elected as a Class II director, there will exist one vacancy in Class III on the Board of Directors that will remain vacant after the election of directors pursuant to this PROPOSAL ONE.

         Management expects to recommend that the Board increase the number of authorized directors to twelve (12), and to continue to identify additional persons to serve on the Board of Directors, subject to approval by the Board and non-objection by the FRB, FDIC and the Banking Department. Mr. Putra Masagung, the Company's principal stockholder, has indicated that he wishes to serve on the Board of Directors of the Company (but not the Bank). Subject to non-objection by the FRB, FDIC and the Banking Department, it is expected that Mr. Masagung will be appointed to the Board. Mr. Masagung agreed to and did support the appointment of Messrs. Price and Champion as, respectively, Chairman of the Board and Vice Chairman of the

Board, and the employment agreements negotiated by Messrs. Price and Champion with the Bank, which provide for such appointments. Mr. Rodney D. Freed, a director of the Company, served as Executive Director of Tigamas Holdings, Pte. Ltd., a Singapore based investment company, from 1991 to 1993. See the description of Mr. Freed's principal occupations during the last five years under "Class III Directors" below. Mr. Freed's responsibilities as Executive Director of Tigamas Holdings, Pte., Ltd. during 1993 included the management of Mr. Masagung's investments in the Company, and monitoring of the investment through Mr. Freed's role as a director of the Company and the Bank. Other than such agreements, there were no arrangements or understandings pursuant to which the persons listed above were selected as directors or nominees for director.

         Mr. Kaharudin Latief of Jakarta, Indonesia, has provided notice to the FRB and applied to the Banking Department for approval to acquire shares of Series C Preferred Stock. If and when regulatory clearance is received, Mr. Latief plans to acquire from Mr. Masagung 300,000 shares of Series C Preferred Stock (or, assuming that PROPOSAL TWO is approved, the shares of Class A Common Stock and Warrants into which such shares of Series C Preferred Stock are converted) through cancellation of an unsecured, personal loan in the amount of $6,000,000 which Mr. Latief previously extended to Mr. Masagung. Mr. Masagung used the proceeds of this loan to acquire 300,000 shares of Series C Preferred Stock from the Company. If Mr. Latief consummates this transaction, and if the conversion feature of the Series C Preferred Stock (including mandatory conversion on May 31, 1994) is approved by the Company's stockholders, Mr. Latief would hold 12,000,000 shares of Class A Common Stock and Warrants to acquire an additional 12,000,000 shares of Class A Common Stock at an exercise price of $0.50 per share. Mr. Latief has indicated that if he acquires the Company's capital stock from Mr. Masagung as presently contemplated, he will seek appointment of himself or his designee as a director of the Company (but not the Bank), subject to obtaining required regulatory non-objection. Management of the Company expects to recommend to the Board of Directors that Mr. Latief or his designee be added to the Board if his acquisition is completed, subject to regulatory clearance and the expansion of the Board of Directors. Management of the Company has also identified an additional person who has indicated his willingness to serve as a director of the Company (but not the Bank). This person has not been chosen by the Board to fill any vacancy, but his name has been submitted to the FRB, FDIC and the Banking Department for review as a potential director, as required by statute and the terms of the Orders. If the FRB, FDIC and the Banking Department do not indicate any objection to the service of this person as a director, management would recommend to the Board that this person be chosen to fill the expected vacancy on the Board of Directors.

         The Board has had significant turnover since the 1992 annual meeting of stockholders, at which time the bylaws of the Company provided for fourteen directors and there were ten directors serving on the Board. Of those ten directors, Messrs. John V. Diepenbrock, Donald R. Stephens, Thayer T. Prentice, Timothy J. Parrott, William J. Rosetti and W. Howard Lester have resigned from the Board for personal reasons and to facilitate the transition to new management of the Company and the Bank.

         CLASS II DIRECTORS. Three (3) Class II directors are to be elected at the Company's 1994 Annual Meeting of Stockholders, each to hold office until the Company's 1996 annual meeting of stockholders and until his respective successor is duly elected and qualified, or until his death, resignation or removal. The nominees for election as a Class II Director are Messrs. Kent D. Price, Steven R. Champion and Carl D. Gustavson. Messrs. Price and Champion are currently serving as Class II directors, and Mr. Gustavson is currently serving as a Class III director. The following table sets forth as to each nominee for election as a Class II director of the Company, such person's age, principal occupations during at least the last five years, and the period during which such person has served as a director of the Company.

         Mr. Price served as Chief Financial Officer and Executive Vice President of Bank of New England Corporation from May 1990 to January 1991. Mr Price was asked to join Bank of New England Corporation as part of a new management team charged with improving the condition of the troubled company. Despite the new management's efforts, Bank of New England Corporation filed a petition for liquidation under Chapter 7 of the federal Bankruptcy Code on January 7, 1991 following the appointment of the FDIC as receiver for its subsidiary banks. The Board believes that the bankruptcy of Bank of New England Corporation is immaterial to Mr. Price's ability to serve as a director of the Company.

                                                                                        Director of
                                                                                        the Company
               Name of Class II Director or Nominee and                    Age at      (and Director
                    Principal Occupation for Last                       December 31,    of the Bank)
                              Five Years                                    1993           Since
- - -----------------------------------------------------------------------------------------------------
 KENT D. PRICE . . . . . . . . . . . . . . . . . . . . . . . . . .           50             1993

          Mr. Price has served as Chairman and Chief Executive                             (1993)
          Officer of the Company and the Bank since September 1993.
          He served as Executive Vice President, Private Banking
          and Corporate Development of Bank of America from 1991 to
          1993; Chief Financial Officer and Executive Vice
          President of Bank of New England Corporation from 1990 to
          1991; Chief Operating Officer, Chief Financial Officer
          and Director of Barr Rosenberg Investment Management in
          1990; and Deputy Chairman and Chief Executive Officer of
          Chloride Group PLC in London from 1986 to 1989.

 STEVEN R. CHAMPION  . . . . . . . . . . . . . . . . . . . . . . .           48             1993

          Mr. Champion has served as Vice Chairman and Chief                               (1993)
          Financial Officer of the Company and the Bank, and Chief
          Investment Officer of the Bank, since August 1993.  He
          served as Chief International Investment Officer of Bank
          of America from 1992 to 1993, President and Chief
          Executive Officer of the R.O.C. - Taiwan Fund from 1989
          to 1992, and President and Chief Executive Officer of
          International Investment Trust Company in Taipei, Taiwan
          from 1987 to 1992.

 CARL D. GUSTAVSON . . . . . . . . . . . . . . . . . . . . . . . .           52             1993

          Mr. Gustavson served as Chairman of the Board of Jackson                         (1993)
          County Federal Bank, FSB in Medford, Oregon from December
          1988 until its merger into Key Bank of Oregon on
          December 31, 1993, and is the principal of Carl D.
          Gustavson & Associates, an investment and consulting
          firm.  From 1983 to 1988, Mr. Gustavson was Chairman,
          President and Chief Executive Officer of Hibernia
          Bancshares Corporation and Hibernia Bank, both of San
          Francisco.

         CLASS III DIRECTORS. Two (2) Class III directors are to be elected at the Company's 1994 Annual Meeting of Stockholders, each to hold office until the Company's 1997 annual meeting of stockholders and until his respective successor is duly elected and qualified, or until his death, resignation or removal. The nominees for election as a Class III director are Messrs. Rodney
D. Freed and Willard D. Sharpe who are currently serving as Class III directors. The following table sets forth as to each nominee for election as a Class III director of the Company, such person's age, principal occupations during at least the last five years, and the period during which such person has served as a director of the Company. Mr. Freed's responsibilities as Executive Director of Tigamas Holdings, Pte., Ltd. during 1993 included the management of the Principal Stockholder's investments in the Company, and monitoring of the investment through Mr. Freed's role as a director of the Company and the Bank. Other than Mr. Freed's arrangement with Tigamas Holdings, there were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

                                                                                          Director of
                                                                                          the Company
              Name of Class III Director or Nominee and                    Age at        (and Director
                    Principal Occupation for Last                       December 31,     of the Bank)
                              Five Years                                    1993             Since
- - -------------------------------------------------------------------------------------------------------
 RODNEY D. FREED . . . . . . . . . . . . . . . . . . . . . . . . .           50              1992

          Mr. Freed has served as President of the Company since                            (1992)
          February 1993, President of the Bank since September
          1993, and served as Chairman and Chief Executive Officer
          of the Company between February 1993 and September 1993.
          Mr. Freed has served as Senior Investment Manager of the
          Gunung Agung Group, an Indonesian multinational
          conglomerate, from November 1990 through December 1992.
          Mr. Freed served as Singapore Country Manager for The
          Chase Manhattan Bank, N.A. from 1987 to 1990, and as
          Taiwan Country Manager from 1982 to 1987.  Mr. Freed
          served as Executive Director of Tigamas Holdings, Pte.
          Ltd., a Singapore based investment Company from 1991 to
          1993, and as a director of Aerodyne International Pte.
          Ltd., a Singapore manufacturer of precision machine parts
          from 1991 to 1993.

 WILLARD D. SHARPE . . . . . . . . . . . . . . . . . . . . . . . .           70              1993

          Mr. Sharpe is a retired economist who, at the time of his                         (1993)
          retirement in 1987, served as a Vice President of Chase
          Manhattan Bank and as the Bank's chief economist for
          Asia.

         CLASS I DIRECTORS. The following table sets forth as to each Class I director of the Company, such person's age, principal occupations during at least the last five years, and the period during which such person has served as a director of the Company.


                                                                                        Director of
                                                                                        the Company
               Name of Class I Director or Nominee and                     Age at      (and Director
                    Principal Occupation for Last                       December 31,    of the Bank)
                              Five Years                                    1993           Since
- - -----------------------------------------------------------------------------------------------------
 DONNA MILLER CASEY  . . . . . . . . . . . . . . . . . . . . . . .           44             1981
          Mrs. Casey served as a partner of Loder & Associates, a                          (1978)
          special events, marketing and promotion firm, from May
          1991 to June 1993, and as Executive Director of San
          Francisco Beautiful, a non-profit organization dedicated
          to civic beautification, from 1987 to 1989.  Mrs. Casey
          served as Secretary of the Company from its organization
          in 1981 until 1992.  She served as Secretary of the Bank
          from its organization in 1978 until 1992.  Mrs. Casey has
          served as a director of Compensation Resource Group, Inc.
          since 1990, a Trustee of University of San Francisco
          since 1984, and a Trustee of the California State Summer
          School for the Arts since 1983.

                                                                                        Director of
                                                                                        the Company
               Name of Class I Director or Nominee and                     Age at      (and Director
                    Principal Occupation for Last                       December 31,    of the Bank)
                              Five Years                                    1993           Since
- - -----------------------------------------------------------------------------------------------------
 DAVID R. HOLBROOKE, M.D.  . . . . . . . . . . . . . . . . . . . .           52             1981

          Dr. Holbrooke has served as Chief Executive Officer of                           (1978)
          Holbrooke & Associates, a health care investment and
          management firm, since 1985.  He has served as a director
          of TriCare, Inc., a health care services company, since
          1985.  Dr. Holbrooke is a principal and director of a
          number of privately held firms in the health care field.

 GORDON B. SWANSON . . . . . . . . . . . . . . . . . . . . . . . .           49             1985

          Mr. Swanson is President of G.B. Swanson & Co., a real                           (1985)
          estate advisory firm.  Mr. Swanson has served as a
          Director Emeritus of the San Francisco Chamber of
          Commerce since 1986.  Mr. Swanson served as Managing
          Director of Jones Lang Wootton U.S.A., a commercial real
          estate investment company, from 1989 to 1991, and as Vice
          President of Goldman Sachs from 1986 to 1989.

- - -----------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS

         The following table sets forth as to each person who currently serves as an executive officer of the Company or the Bank, such person's age, such person's principal occupations during the past five years, such person's current position with the Company or the Bank, and the period during which the person has served in such position. Virtually all of the executive officers have joined the Company and the Bank within the past year, as a result of the changes in ownership of the Company and the reorientation of the Company to focus on private banking, investment management and trust services in the San Francisco Bay Area, the West Coast and the Pacific Basin.



                                                              Position with the Company or
                                      Age at                     the Bank and Principal
                                   December 31,                  Occupations During the
             Officer                   1993                          Past Five Years
- - ----------------------------------------------------------------------------------------------
 Kent D. Price . . . . . . . .          50          (Please see the description of Mr. Price's
                                                    positions with the Company and the Bank and
                                                    background under the heading "Directors").

 Rodney D. Freed . . . . . . .          50          (Please see the description of Mr. Freed's
                                                    positions with the Company and the Bank and
                                                    background under the heading "Directors").

 Steven R. Champion  . . . . .          48          (Please see the description of Mr. Champion's
                                                    positions with the Company and the Bank and
                                                    background under the heading "Directors").

                                                              Position with the Company or
                                      Age at                     the Bank and Principal
                                   December 31,                  Occupations During the
             Officer                   1993                          Past Five Years
- - ----------------------------------------------------------------------------------------------------
 C. William Criss, Jr. . . . .          51          Executive Vice President-Senior Credit Officer
                                                    since August 1993.  Executive Vice President,
                                                    special Assets since 1992.  A Principal of
                                                    Wright Houlihan & Associates in 1992.  President
                                                    and Chief Executive Officer of East West
                                                    Financial Group and East West Bank, N.A. from
                                                    1989 to 1991.  Vice President and General
                                                    Manager of Chase Bank International from 1981 to
                                                    1989.

 Stephen V. R. Spaulding . . .          56          Senior Vice President of the Bank and Managing
                                                    Director of Private and Business Banking since
                                                    1993.  President of Chase Manhattan Trust
                                                    Company of California from 1992 to 1993, Senior
                                                    Vice President and Manager, United States
                                                    Private Banking Division of Bank of America,
                                                    from 1984 to 1992.
- - ----------------------------------------------------------------------------------------------------

         Each executive officer is selected annually by the Board of Directors pursuant to provisions of the bylaws of the Company and the Bank. The Principal Stockholder has agreed to transfer to each of Messrs. Price and Champion Warrants to purchase 1.5 million shares of Class A Common Stock with an exercise price of $0.50 per share (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR), upon conversion of the Company's Series C Preferred Stock and upon the successful completion of the Private Placement. In addition, the Principal Stockholder advanced Mr. Price $250,000 in consideration of Mr. Price's agreement to develop a strategic plan for the Company and the Bank prior to regulatory non-objection of Mr. Price's employment agreement, with such advance to be repaid upon Mr. Price realizing the benefit of the Warrants which the Principal Stockholder has agreed to grant to Mr. Price. Other than the foregoing arrangements and the Price and Champion employment agreements described in "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" below, there were no arrangements or understandings pursuant to which the persons listed above were selected as executive officers.

         Except for the Bank, none of the corporations or organizations discussed in the above table is an affiliate of the Company. No director, nominee for director or executive officer of the Company or the Bank has any family relationship with any other director or executive officer of the Company or director or executive officer of the Bank.

         Except as stated above, no director of the Company is a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

COMMITTEES OF THE BOARDS OF DIRECTORS

         The Company's Board of Directors held fourteen (14) meetings during 1993 and acted on numerous items by unanimous written consent.

         The Company and the Bank thoroughly reorganized their committee structures in October 1993. The following sets forth information with respect to the committees of the Company's and the Bank's Board of Directors following such revisions. The current Committee membership will be expanded if and when additional directors join the Boards of the Company and the Bank. The Company's Board of Directors presently does not have a standing nominating committee.

CURRENT COMMITTEES

                 The Bank Executive Committee presently includes directors Price, Gustavson, Holbrooke, and Swanson. The Executive Committee may exercise all of the authority of the Board of Directors in the management of the business of the Bank in the interim between meetings of the Board of Directors, except with respect to the filling of vacancies on the Board, the fixing of compensation of directors, the amendment of the by-laws, distributions to stockholders, the appointment of committees of the Board, and any action which by law requires Board or stockholder approval.

                 The Company Personnel/Compensation Committee presently includes directors Casey, Gustavson, Sharpe and one non-director executive officer. This Committee has responsibility for all matters pertaining to Bank employees, officers and directors. It also monitors the Company's compliance with laws and regulations applicable uniquely to the protection of employees and officers.

                 The Bank Examining Committee presently includes non-employee directors Gustavson, Sharpe, Swanson, Holbrooke and Casey and one non-director executive officer. Mr. Champion serves as an advisor to the Committee. This Committee evaluates Bank performance and progress of the organization with respect to its business and profit plans, annual operating budget and operating results against plans. It also initiates suitable audit examinations of the Bank's internal controls to preserve the Bank's assets, and reviews periodic reports from outside auditors.

                 The Bank Loan and Discount Committee presently includes directors Price, Champion, Holbrooke, Gustavson, Swanson, one non-director executive officer and one non-director consultant. The Committee examines and approves loans above a specified size, and conducts regular reviews of the entire loan portfolio and annual reviews of management's compliance with Community Reinvestment Act regulations.

                 The Company Investment Committee presently includes directors Champion, Price, Sharpe and Holbrooke, one non-director executive officer and one non-director consultant. This Committee ensures that the Company and the Bank make investments consistent with regulatory and liquidity requirements.

                 The Company Special Assets Steering Committee presently includes directors Price, Holbrooke, Swanson, one non-director executive officer and one non-director consultant. This Committee is responsible for supervising activities of the Bank's Special Assets Department, which administers all of the Bank's nonperforming assets and all performing assets classified substandard or below.


                 The Bank's Regulatory Committee presently includes directors Swanson, Champion, Holbrooke, Freed, Price, Sharpe, Casey and two non-director officers. This Committee is responsible for reviewing management's progress toward meeting and resolving all conditions contained in the Orders.

                 The Bank's Trust Committee and Trust Investment Committee presently includes directors Holbrooke, Champion, Sharpe, Price and four non-director officers. The Committee oversees the

         Bank's trust operations, and reviews and recommends to the Board policies and procedures for such operations, including policies on trust department investments.

                 The Company's 401(k) and ESOP Committee presently includes directors Casey and Sharpe, three non-director senior officers and one non-director consultant. This committee is responsible for the management and the administration of these ERISA plans.



COMPENSATION OF DIRECTORS

         The Board of Directors of the Company indefinitely suspended the payment of all directors' fees in the fourth quarter of 1992. It is currently intended that director fees will be re-instated subject to regulatory considerations. Mr. Freed's responsibilities as Executive Director of Tigamas Holdings, Pte., Ltd. during 1993 included among other things the management of the Principal Stockholder's investment in the Company, and monitoring of the investment through Mr. Freed's role as a director of the Company and the Bank.

EXECUTIVE COMPENSATION

         Decisions on the compensation of the Company's and the Bank's executives are generally made by the four-member Personnel/Compensation Committee. Three members of the Personnel/Compensation Committee are members of the Board of Directors of the Company; the fourth member of the Personnel/Compensation Committee is the Director of Human Resources of the Bank, who is not a member of the Board of Directors. All decisions by the Personnel/Compensation Committee relating to the compensation of the Company's and the Bank's executive officers are reviewed by the Company's and the Bank's full Boards of Directors, except for decisions about awards under certain of the Company's stock-based compensation plans, which are made solely by the Committee in order for the grants or awards under such plans to satisfy Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Set forth below is a report of the Personnel/Compensation Committee addressing the Company's compensation policies for 1993 as they affected the Chief Executive Officer of the Company and the Bank serving at the end of 1993, and the other two most highly-compensated executive officers of the Company and the Bank at the end of 1993 who had total compensation in excess of $100,000, and two additional highly-compensated executive officers who would have qualified for disclosure if they had not terminated employment, (collectively, the "Named Executives"). The Named Executives compensation in 1993 is shown in the "Executive Compensation Tables" below. All of the members of the Personnel/Compensation Committee other than Mrs. Casey have joined the committee since the end of 1993, and their report is based on their best knowledge as to the compensation philosophy and practices of the Personnel/Compensation Committee in 1993.

     PERSONNEL/COMPENSATION COMMITTEE REPORT ON 1993 EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

         The compensation policies adopted by the Personnel/Compensation Committee in 1992 and approved by the Board of Directors of the Bank, and continued in practice during 1993, were designed to provide competitive levels of compensation, reward improvements in corporate performance, recognize above-average individual achievements and initiative, and thereby assist the Bank in attracting and retaining qualified employees.

         As noted above, the Personnel/Compensation Committee either approved or recommended to the Board of Directors payment amounts and award levels for all executives of the Bank including the Named Executives.

With regard to compensation actions affecting Mr. Prentice, Chairman and Chief Executive Officer of the Bank in 1992 and 1993, and Mr. Kent Price, Chairman and Chief Executive Officer of the Bank in 1993, all of the non-employee members of the Board of Directors acted as the approving body.

         The Company and the Bank experienced significant financial losses in 1991, 1992 and 1993, and, in connection therewith, the Named Executives were required to devote a substantial and unusual amount of time and effort in dealing with non-performing assets, raising new capital, responding to regulatory concerns and implementing changes in operating systems and controls. Consequently, the use of traditional corporate performance measures such as earnings per share or increases in book value to determine executive compensation was not considered to be in the Company's best interests. Therefore, there was no direct relationship in 1992 or 1993 between executive compensation and the Company's financial performance, either as compared to the Company's prior performance or as compared to the banking companies with which the Company competes for executive talent. Instead, the 1992 and 1993 executive compensation programs of the Bank were designed to provide compensation which would allow the Bank to attract and retain talented and experienced executives necessary for management of the Bank's turnaround program. The focus of the executive compensation program was on base salary, although some effort was made to provide longer term incentives through the grant of stock options. None of the Named Executives, with the exception of Mr. Criss, received a cash bonus in 1992 or 1993.

         Going forward, in addition to the philosophies described above, the Committee will also be guided by the terms of the FDIC Order in setting executive compensation. The FDIC Order provides that, without the prior written approval of the FDIC, the Bank may not (a) pay a bonus to an executive officer, or (b) provide compensation to an executive officer at a rate exceeding his or her average rate of compensation (excluding bonuses, stock options and profit-sharing) during the 12 calendar months preceding the months in which the Bank first became undercapitalized.

SALARIES

         In 1992, the Personnel/Compensation Committee retained an outside consulting firm to review the cash compensation of the Named Executives. The consulting firm collected information on executive compensation from banking industry salary surveys and from public data disclosed by a group of bank holding companies determined by the consulting firm to be comparable to the Company and competitive with the Company regarding the hiring of executive talent. This peer group consisted of 15 bank holding companies located in California with assets between $325 and $700 million. The consulting firm advised the Personnel/Compensation Committee that the salaries of the executives of the Bank were within the fiftieth (50th) percentile of comparable institutions with respect to total cash compensation. Individual executive base salaries were established in accordance with job functions, responsibilities, and stated performance objectives, in a manner consistent with external market data. As officers of a financially troubled institution, operating as directed by a regulatory enforcement action, the Named Executives during 1992 and 1993 were charged with the responsibility for (i) identifying and working to resolve asset quality problems; and (ii) developing and executing an operating plan to deal with asset problems and comply with the terms and conditions of the Memorandum of Understanding entered into with the FDIC and the State Banking Department during the fourth quarter of 1991.

STOCK AWARDS

         The Bank's Incentive Stock Option Plan (the"Stock Plan") expired in 1992. Options granted prior to the expiration date remain in effect and exercisable during the ten-year term of the option. During 1993, the Board adopted the 1993 Executive Stock Option Plan and the 1993 Non-Employee Directors Stock Option Plan. However, no options were granted during 1993 under these plans or otherwise, however, upon approval of PROPOSAL SIX, options shall be granted to each of Messrs. Price and Champion, effective September 30, 1993, pursuant to their employment agreements, to purchase 1,976,615 shares of Class A Common Stock of the

Company at $0.50 per share (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR).


              THE MEMBERS OF THE PERSONNEL/COMPENSATION COMMITTEE

Donna Miller Casey    Carl D. Gustavson    Linda M. Tanner   Willard D. Sharpe


EXECUTIVE COMPENSATION TABLES

         SUMMARY OF 1991-1993 COMPENSATION. The following table sets forth the annual compensation, long-term compensation and other compensation paid to each of the Named Executives. Compensation is listed as of December 31, 1993, December 31, 1992 and December 31, 1991. Mr. Prentice and Mr. Adams have terminated employment with the Bank and Company, all other positions listed on the table are positions held by the Named Executives as of December 31, 1993.


                           SUMMARY COMPENSATION TABLE


                                       ANNUAL COMPENSATION                           LONG TERM COMPENSATION
                               ------------------------------------  ---------------------------------------------------
                                                                               AWARDS                  PAYOUT
                                                                     ------------------------  -------------------------
                                                                     Restricted
                                                       Other Annual     Stock                    LTIP      All Other
Name and                        Salary      Bonus      Compensation    Award(s)   Options/SARs  Payout   Compensation(7)
principal position      Year     ($)         ($)            ($)         ($)           (#)         ($)          ($)
- - ------------------      ----   --------   --------     ------------  ----------   ------------  ------   ---------------
(a)                     (b)    (c)        (d)          (e)           (f)          (g)           (h)      (i)
Chairman/CEO - Former   1993   $166,672          0           490           0              0      0            7,944
Thayer T. Prentice      1992    250,000          0        14,967           0              0      0            5,345
                        1991    134,585     69,167(1)      5,200           0         87,489      0            5,245

Chairman/CEO            1993     55,000          0        31,026(2)        0      1,976,615(8)   0              170
Kent D. Price           1992          0          0             0           0                     0                0
                        1991          0          0             0           0              0      0                0
                                                                                          0
EVP/CFO - Former        1993    112,239          0       121,648(3)        0              0      0            1,178
William H. Adams        1992    135,385          0        23,898           0         35,000      0            1,766
                        1991    128,000    207,386(1)     25,408       9,153(6)       8,000      0            4,095

President/COO           1993    178,077          0         4,180(4)        0              0      0              759
Rodney D. Freed         1992          0          0             0           0              0      0                0
                        1991          0          0             0           0              0      0                0

EVP/CCO                 1993    125,000     63,097         3,000(5)        0              0      0            1,014
C. William Criss, Jr.   1992     77,724          0        13,560           0              0      0              507
                        1991          0          0             0           0              0      0                0

- - ----------
(1) Includes certain extraordinary payments in connection with the Company's and the Bank's standardization of employment arrangements.

(2) During the last fiscal year Mr. Price's "Other annual compensation" consisted solely of consulting fees paid prior to October 1993 and Regulatory approval of Mr. Price's positions held.

(3) During the last fiscal year Mr. Adams' "Other annual compensation" consisted primarily of a severance payment of $87,500, a payout from a split dollar life insurance policy of $27,674, consulting fees paid of $3,475 and an auto allowance at a rate of $500 per month. All auto allowances were eliminated as of July 1, 1993.

(4) During the last fiscal year Mr. Freed's "Other annual compensation" consisted primarily of allowances for an auto allowance at a rate of $500 per month. All auto allowances were eliminated as of July 1, 1993. Mr. Freed was also reimbursed for moving costs related to his relocation from Singapore.

(5) During the last fiscal year Mr. Criss' "Other annual compensation" consisted solely of an auto allowance at a rate of $500 per month. All auto allowances were eliminated as of July 1, 1993.

(6)      2,034 shares x $1.125 (market price at 12/31/93)= $2,288.25.  No vesting schedule applicable on this stock. Restricted stock is entitled to dividend payments. The Company has suspended payment of dividends on its Class A Common Stock.

(7) "All other compensation" consists of group term life insurance coverage and in the case of Mr. Prentice the addition of the premium cost of an additional term life policy and in the case of Mr. Adams the addition of the premium cost of split dollar life insurance.

(8) These options shall be granted to Mr. Price, effective September 30, 1993 pursuant to his employment agreement, upon stockholder approval of PROPOSAL SIX.

         OPTION GRANT TABLE. No stock option grants were made during 1993, however, upon approval of PROPOSAL SIX, options shall be granted to each of Messrs. Price and Champion, effective September 30, 1993, pursuant to their employment agreements, to purchase 1,976,615 shares of Class A Common Stock of the Company at $0.50 per share (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR).

COMPENSATION COMMITTEE INTERLOCKS AND PARTICIPATION IN COMPENSATION DECISIONS

         The Company's Personnel/Compensation Committee, which during 1993 consisted of Messrs. Prentice, Parrott, Rosetti, Mrs. Casey and Ms. Underwood, and currently consists of Mrs. Casey, Ms. Tanner, Mr. Gustavson and Mr. Sharpe, makes decisions with respect to the compensation of executive officers. There are no Compensation Committee Interlocks as that term is defined under Item 402(j) of Regulation S-K as promulgated under the Securities Exchange Act of 1934, as amended, among the Committee members. Mr. Prentice was an executive officer of the Bank, serving as its Chairman, President and Chief Executive Officer. Ms. Underwood was an executive officer of the Bank serving as its Executive Vice President-Administration. Ms. Tanner is an officer of the Bank serving as Director of Human Resources.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         EMPLOYMENT AGREEMENT OF MR. PRENTICE. The Bank entered into an employment agreement with Mr. Prentice which, as amended on July 7, 1992, provided, among other things, for Mr. Prentice to receive an annual salary of at least $250,000 per year, payable in accordance with the Bank's usual payment practices. Under the agreement, Mr. Prentice's term of employment would have continued until December 31, 1997. However, Mr. Prentice resigned for personal reasons on August 31, 1993, and agreed to the termination of his employment agreement without the receipt of any additional compensation. Mr. Prentice's Indemnification Agreements, described in "Certain Transactions" below, continue in effect.

         TERMINATION AGREEMENTS WITH CERTAIN FORMER EXECUTIVE OFFICERS OF THE BANK. During the fourth quarter of 1991 and the first quarter of 1992 certain executive officers resigned from their employment with the Bank. Effective November 1, 1991, Mr. Stephens resigned as Chairman, Chief Executive Officer and President of the Bank, while retaining those positions with the Company.
It was agreed that Mr. Stephens would not receive a salary as Chairman, Chief Executive Officer and President of the Company, but that he would be entitled to certain administrative support and ancillary benefits. Mr. Stephens resigned as Chairman, Chief Executive Officer and President of the Company in February 1993 and as a director of the Company in March 1993, and no longer receives any administrative support or ancillary benefits from the Company or the Bank.

         In connection with the change in management of the Company and the Bank in August 1993, the Company and the Bank entered into Separation Agreements with each of William H. Adams, Marlene M. Underwood and Patrick S. Day on August 4, 1993, under which these officers resigned all of their positions with the Company and the Bank, released all claims against the Company and the Bank, and received severance payments of $87,500, $52,500 and $52,500 respectively.

         In connection with the sale of the Bank's Sacramento Office, as an inducement to the key personnel of that office to remain with the Bank and complete the sale, the Bank entered into retention agreements with Mr. Martin and four other officers who are not executive officers, providing for the payment of a total of $100,000 ($40,000 for Mr. Martin) if such officers are terminated by American River Bank, the purchaser of the office, within six months of completion of the sale. The Bank's definitive agreement with American River Bank provided that American River Bank will assume the Bank's liabilities under such retention agreements in return for a $100,000 reduction in the purchase price that American River Bank is required to pay. If the actual amounts paid out by American River Bank under the retention agreements are less than $100,000, American River Bank will refund the difference to the Bank.

         EMPLOYMENT AGREEMENTS WITH MESSRS. CHAMPION AND PRICE. The Company and the Bank have entered into employment agreements (the "Employment Agreements") with Messrs. Price and Champion, effective September 10, 1993 and August 16, 1993, respectively, which provide for the service of Mr. Price and Mr. Champion as, respectively, Chairman and Chief Executive Officer, and Vice Chairman and Chief Financial Officer of the Company and the Bank, and for the service of Mr. Champion as Chief Investment Officer of the Bank. The Employment Agreements have an initial term of three years and renew automatically on each anniversary thereafter for a one year term, unless either party has provided written notice of intent not to renew the Employment Agreements. The Employment Agreements provide for a base annual salary of $350,000 but, until the completion by the Company of one or more financings after August 1, 1993 in which the Company receives gross proceeds of $15,000,000 or more, the base annual salary shall be paid at a reduced rate of
$220,000.   The Employment Agreements also provide for bonuses under an Annual
Performance Bonus Plan to be adopted effective when and if the Bank is restored to profitability.

         The Employment Agreements provide that the Board of Directors shall adopt an executive stock option plan and, subject to stockholder approval of the plan, shall grant each of Messrs. Price and Champion options under the plan to acquire shares of the Company's Class A Common Stock equal to 4% of the fully-diluted shares of Class A Common Stock, with additional options to be granted in the future as necessary to maintain the 4% ratio. Although such options have not yet been granted, assuming stockholder approval of the plan at the Annual Meeting, the effective date of the initial grant of options to Messrs. Price and Champion would be September 30, 1993. For purposes of determining the number of fully-diluted shares, Warrants would not be counted until they become exercisable. Based on the current capitalization of the Company, each of Mr. Price and Mr. Champion would receive options to purchase 1,976,615 shares of the Company, effective September 30, 1993. The options granted to Messrs. Price and Champion would vest over a ten-year period, with 25% vesting on the first anniversary of the employment agreements, 15% vesting on each of the three following anniversaries, and 5% vesting annually thereafter until all options have vested. The exercise price of the options to be granted effective September 30, 1993 would be $0.50 per share (the effective price of the September Investment by Mr. Masagung), and the exercise price of subsequent anti-dilution options would be the then-current fair market value of the Class A Common Stock.

         The Employment Agreements further provide that, in the event of a Termination due to a Change in Control, as such terms are defined in such Employment Agreements, if at the time of the Change in Control the fair market value of the Class A Common Stock is more than twice its book value, Messrs. Price and Champion shall each receive their annual salary through the Termination Date (as such term is defined in the Employment Agreements), and their most recent annual bonus prorated through the Termination Date, plus an additional three years of salary and bonus (provided that such additional salary and bonus shall not be paid if the Bank is in a "troubled condition" as defined in the Employment Agreements), and all stock options previously granted shall vest immediately. In the event of a Termination of Messrs. Price and Champion by the Company without cause, or a Termination of employment by Messrs. Price and Champion for cause, under the Employment Agreements Messrs. Price and Champion would each receive their salary and prorated bonus through the Termination Date, and an additional one year of salary and bonus (or, if the Bank is in "troubled condition," their salary and prorated bonus through the Termination Date and an additional six months of salary and bonus), and all stock options previously granted shall vest immediately. For this purpose, Messrs. Price and Champion would be deemed to have cause to terminate their Employment Agreement in the event of (a) any adverse change in their positions or place of employment without their prior consent, or (b) any material failure of the Company or the Bank to perform their obligations under the Employment Agreements.

         Under the Employment Agreements, Messrs. Price and Champion are indemnified by the Company and the Bank from any liability or expense arising as a result of actions taken by the Company or the Bank, or events relating to the business of the Company or the Bank, occurring prior to the execution of the Employment Agreements. Subject to certain limitations, Messrs. Price and Champion are also indemnified by the Company and the Bank from any liability or expense arising as a result of actions taken by the Company or the Bank, or events relating to the business of the Company or the Bank, occurring after the execution of the Employment Agreements, unless such liability or expense is due to the officer's bad faith or gross negligence.

DESCRIPTION OF BENEFIT PLANS

         STOCK OPTION PLANS. The Company had two stock option plans that expired in February 1992 (collectively, the "Prior Stock Option Plans"). Each option granted prior to the termination of such plans remains in effect and is exercisable during the term of such option. All options granted under the Prior Stock Options Plans are currently out-of-the-money. During 1993, the Board adopted the 1993 Executive Stock Option Plan and the 1993 Non-Employee Directors Stock Option Plan. For a description of these plans, see "PROPOSAL
SIX: Approval of the 1993 Executive Stock Option Plan and the 1993 Non-Employee
Directors Stock Option Plan."   No options were granted during 1993 under these
plans or otherwise, however, upon approval of PROPOSAL SIX, options shall be granted to Messrs. Price and Champion, effective September 30, 1993, pursuant to their employment agreements, to purchase 1,976,615 shares of Class A Common Stock at $0.50 per share (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR).

         EMPLOYEE STOCK OWNERSHIP PLAN. The Company established the Bank of San Francisco Company Holding Company Employee Stock Ownership Plan (the "ESOP") in 1985. The ESOP is non-contributory and has received a favorable determination letter stating that it is qualified under Section 401(a) of the Internal Revenue Code. Every employee of the Company and its affiliates who has completed one year of service is a participant in the ESOP. The ESOP provides benefits to a participant, primarily in the form of Class A Common Stock, upon the retirement, death, disability or termination of employment of the participant. The Company and its affiliates make contributions to the ESOP in amounts determined by the Company, in its sole discretion, subject to certain loan agreements entered into by the ESOP that require the Company to contribute to the ESOP amounts sufficient to enable the ESOP to meet its obligations under those loan agreements. Such contributions may be in cash or in other property, including Class A Common Stock. At December 31, 1993, the Company had contributed a total of $1.8 million to the ESOP since the ESOP's establishment in 1985, including $120,000, $240,000 and $240,000 in 1993, 1992 and 1991, respectively.

         During 1985, the ESOP borrowed $500,000 from a third party financial institution at 90% of the institution's then-current prime rate. Repayment of the principal was scheduled in seven annual installments of $71,000 through June 30, 1992 and was completed as scheduled. The proceeds from the borrowing, which was not guaranteed by the Company, were used to purchase 62,500 shares of Class A Common Stock at a price of $8.00 per share. The stock purchased was pledged as collateral for the loan. During 1988, the ESOP established a loan for $650,000 from a third party financial institution at 95% of the then-current prime rate. At December 31, 1988, the ESOP had drawn $325,000 from the loan agreement. Repayment of the principal is scheduled in quarterly payments of $23,000 through March 31, 1995. Payment on this loan started in the fourth quarter of 1988. The proceeds from the borrowing were used to purchase 28,571 shares of Series B Preferred Stock at a price of $7.00 per share, and the remaining amount to purchase Class A Common Stock throughout the year. The loan was collateralized by the unallocated shares of stock held in the ESOP. In addition, the Company has guaranteed the loan and has collateralized the guaranty with cash or cash equivalent investments. During 1989, the ESOP drew the remaining $325,000 from the loan agreement. The proceeds from the borrowing were used to purchase 50,000 shares of Class A Common Stock at a price of $5.00 per share, and the remaining amount was used during 1990 to purchase an additional 8,700 shares of Class A Common Stock at an average price of $8.64 per share. During 1992, the ESOP did not purchase any shares of Class A Common Stock. Company contributions were used in 1992, and are being used presently, by the ESOP to pay installments on the ESOP's indebtedness to the third party financial institutions.

         Shares held by the ESOP are allocated to participants' accounts annually as payments under the loan agreement between the ESOP and the financial institutions are made. Contributions to the ESOP for a given year, to the extent they are not used to repay borrowings of the ESOP, are allocated to each participant's account in proportion to the participant's yearly compensation. Of the amount in a participant's account, 20% is vested after two (2) years of service, 40% after three (3) years of service, 60% after four
(4) years of service, 80% after five (5) years of service, and 100% after six
(6) years of service.

         401(K) PROFIT SHARING PLAN. In 1986 the Company established a 401(k) Profit Sharing Plan (the "Plan") which is intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code. The Plan permits each participating employee with six months of service to contribute to the Plan through payroll deductions ("salary deferral contributions") of from 2% to 16% of the participant's eligible compensation from the Company and its subsidiaries, thereby deferring taxes on all or a portion of these amounts. Under the Plan, the Company currently will match a participant's tax deferred contributions by an amount equal to 100% of such contribution for each year, except that the matching contribution by the Company for the participant may not exceed 2% of the participant's eligible compensation for that year.

         The Company may also make additional contributions to the Plan in such amounts as may be determined by the Company's Board of Directors. Any such additional contributions are allocated among Plan participants based upon their compensation levels. The Company's contribution vests 100% after a participant has completed five years of participation in the Plan, with vesting of 20% per year for each of years one through five. In addition, the Company's contribution vests upon a participant's retirement at age 65 or upon a participant's death or permanent disability. Participants are entitled to receive their salary deferral contributions and vested benefits under the Plan upon termination of employment, retirement, death or disability. Participants have the right to allocate their salary deferral contributions among four different investment funds. The amounts shown as salaries in the Summary Compensation Table above include salary deferral contributions made by Mr. Prentice.

         EMPLOYEE STOCK PURCHASE PLAN. Under the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"), which took effect on July 1, 1990, any employee (other than "Ineligible Employees", which include individuals who hold the offices of Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Executive Vice President or Chief Financial Officer of the Company or its subsidiaries), who has completed at least two years of service with the Company or any subsidiary and customarily works for the

Company or any subsidiary more than 20 hours per week is eligible to participate. Under the Stock Purchase Plan, a participant may purchase from the Company during each "purchase period" up to a number of shares of Class A Common Stock to be determined by the Company prior to the first day of any purchase period, the purchase price for such shares being not less than the lesser of (i) 85% of the fair market value of such shares on the first day of the purchase period or (ii) 85% of the fair market value of such shares on the last day of the purchase period. Upon the purchase by a participant of shares, the Company will award to the participant an equal number of shares, which awarded shares will be subject to a five-year restriction on transfer and subject to forfeiture in the event the participant's employment is terminated for any reason during such five-year period. A total of 50,000 shares of Class A Common Stock (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR) is available under the Stock Purchase Plan. The Company suspended the Stock Purchase Plan effective January 1, 1992 as a result of the Company's financial performance.

CERTAIN TRANSACTIONS

         The Bank has had and expects to continue to have banking transactions with many of the directors and executive officers of the Company and the Bank (and their associates). Loans by the Bank to any director or executive officer of the Company or any of its subsidiaries (or any associate of such persons) have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, except as set forth in the following paragraph, have not involved more than the normal risk of collection or presented other unfavorable features. Loans by the Bank to any director, executive officer or principal stockholder of the Company or any of its subsidiaries (as such persons are defined by regulation) are subject to limitations under California and federal law. Among other things, a loan by the Bank to a director, executive officer, or principal stockholder of the Company or any of its subsidiaries must be on non-preferential terms and, if all loans to a given person exceed $25,000, such loans must be approved in advance by the Bank's Board of Directors. The aggregate balance of such loans at December 31, 1993 was $496,000 representing approximately 2.8% of shareholders' equity at such date.

         An unsecured line of credit loan in the amount of $174,000 (the highest outstanding indebtedness of which since December 31, 1992 was $185,700) to William J. Rosetti, a former director of the Company and the Bank (who resigned as a director in September 1993), which had been renewed in 1992 without the required prior board approval, was charged off in December 1993. The interest rate on such loan was 8.00% per annum. This loan was the single largest unsecured loan charged off in 1993. In addition, a loan in the amount of $761,800 (the highest outstanding indebtedness of which since December 31, 1992 was $794,134) secured by a fourth deed of trust on commercial property to an entity for the purpose of real estate investment, and guaranteed by the same former director, was classified as non-accrual during the second quarter of 1993 and charged off in December 1993. The interest rate on such loan was 8.00% per annum. Such charge-off was the single largest real estate mortgage loan charged off in 1993. The Bank is owed as of the Record Date approximately $91,398 under a third loan guaranteed by such former director, with interest at the rate of 8.75% per annum, which is fully performing.

         The Bank and an affiliate of Donald R. Stephens, a former Chairman of the Board and Chief Executive Officer of the Company who resigned as a director of the Company in March 1993, are each 50% partners in Bank of San Francisco Capital Partners ("Capital Partners"). The purpose of Capital Partners is to participate in real estate syndications. Capital Partners has one limited partnership operating and subscribed with Capital Partners as the general partner. Capital Partners had no earnings in 1993 and is no longer an active business.

         Bank of San Francisco Building Company, a California limited partnership (the "Building Partnership"), was formed in 1987 to hold the lease on, rehabilitate, and lease space in the building at 550 Montgomery Street, San Francisco, which presently serves as the headquarters of the Company and the Bank. The Bank currently leases 75,488 square feet from the Building Partnership under an operating lease expiring in 2022 with an option for an additional 14 years, at a minimum annual net rental payment of approximately $1,622,000. BSFRI, a wholly-owned subsidiary of the Bank, is the general partner of the Building Partnership, and the Bank and a trust controlled by

Donald R. Stephens (the "D.R. Stephens affiliate") are among the limited partners. BSFRI has a general partnership interest of 2.5% and receives 25% to 35% of the cash available for distribution, depending upon the level of cash return to the limited partners, if a cash distribution is made. The Bank has a limited partnership interest of 34.5%. The D.R. Stephens affiliate has a limited partnership interest of 13.5%. Officers and directors of the Company hold limited partnership interests which aggregate approximately 6.2%. During 1993, rent paid by the Bank to the Building Partnership was approximately $1,641,700. Also during 1993, the Bank, BSFRI and the D.R. Stephens affiliate received distributions of $207,407.40, $14,814.65, and approximately $89,838.00, respectively, from the Building Partnership. The Bank's and BSFRI's equity in the Building Partnership during 1993 totaled approximately $2,011,400 and $156,122, respectively. As part of the series of transactions in which the Building Partnership was formed, the Building Partnership entered into an agreement with an affiliate of Donald R. Stephens to provide property management services for the 550 Montgomery Street building for a fee of 5% of gross rental receipts, with the term of the agreement continuing until at least October 31, 2010. During 1993, the Building Partnership paid such affiliate approximately $94,815.61 for providing such services. The Bank and the Company contemplate making an offer to the limited partners of the Building Partnership to purchase its units of limited partnership interest. See "Possible Additional Sales of Securities."

         The Company entered into Amended and Restated Indemnification Agreements with all of the directors and executive officers of the Company serving in October 1991, which provide for the Company to indemnify its officers and directors to the fullest extent permitted under Delaware law. In addition, the Bank entered into Indemnification Agreements with all of its directors and executive officers serving in November 1991, which provide for the Bank to indemnify its officers and directors to the fullest extent permitted under California law. The Bank obtained an irrevocable standby letter of credit in the amount of $300,000 issued by Bank of America NT&SA on December 30, 1991 on behalf of Thayer T. Prentice, who at the time served as Chairman of the Board, President and Chief Executive Officer of the Bank and a director of the Company, as collateral for the Bank's obligations under its Indemnification Agreement with Mr. Prentice. In addition, Mr. Prentice entered into an indemnification arrangement with Mr. Stephens, which is similar to Mr. Prentice's Indemnification Agreement with the Bank. Mr. Stephens obtained an irrevocable standby letter of credit issued by Security Pacific National Bank on behalf of Mr. Prentice in the amount of $200,000, as collateral for his obligations under this indemnification arrangement with Mr. Prentice. Mr. Prentice resigned his positions with the Bank and the Company on August 31, 1993.

         Under their Employment Agreements, Messrs. Price and Champion would be indemnified by the Company and the Bank from any liability or expense arising as a result of actions taken by the Company or the Bank, or events relating to the business of the Company or the Bank, occurring prior to the execution of the Employment Agreements. Subject to certain limitations, Messrs. Price and Champion would also be indemnified by the Company and the Bank from any liability or expense arising as a result of actions taken by the Company or the Bank, or events relating to the business of the Company or the Bank, occurring after the execution of the Employment Agreements, unless such liability or expense is due to the officer's bad faith or gross negligence.



     PROPOSAL TWO:  AUTHORIZATION OF CONVERSION OF SERIES C PREFERRED STOCK
           AND AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE
        AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK AND REQUIRE
            CONVERSION OF CERTAIN SHARES OF SERIES C PREFERRED STOCK


INTRODUCTION

         In order to comply with the October 29 Letter Agreement which requires the Company to submit to its stockholders a proposal to authorize the conversion of Series C Preferred Stock into Class A Common Stock and Warrants on the terms provided in the Series C Certificate of Designation, the Board of Directors of the Company has unanimously adopted a resolution that submits for stockholder approval at the Annual Meeting a proposal to authorize such conversion, to amend the Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock to 400,000,000, and to amend the Series C Certificate of Designation to provide for mandatory conversion of all outstanding shares of Series C Preferred Stock on May 31, 1994. A copy of the Company's Certificate of Amendment of Certificate of Incorporation, which will be filed if PROPOSAL TWO is approved in order to effect the increase in the authorized number of shares of Class A Common Stock and the mandatory conversion of shares of Series C Preferred Stock outstanding on May 31, 1994, is attached hereto as Appendix
B. A vote in favor of PROPOSAL TWO will constitute a vote in favor of the proposed amendment of the Company's Certificate of Incorporation, including the Series C Certificate of Designation, as shown in said Appendix.

REASONS FOR APPROVING PROPOSAL TWO

         As described in more detail in "Background Information" above, the Principal Stockholder desired to purchase Class A Common Stock in October 1992, and the Board of Directors would have approved the sale of Class A Common Stock to him at that time if that sale could have been accomplished in a timely fashion. When the Company and the Principal Stockholder agreed to a transaction involving the Series C Preferred Stock which would be convertible into Class A Common Stock and Warrants, subject to obtaining stockholder approval of the conversion feature, the Board of Directors agreed to recommend to the stockholders that they approve the conversion feature. Not only is approval of the conversion feature a matter of fairness to the Principal Stockholder, who provided critically-needed capital to the Company upon very short notice, management also believes that causing the conversion of the Series C Preferred Stock (coupled with the reverse stock split discussed in PROPOSAL FOUR below) will greatly simplify the capital structure of the Company and perhaps make it easier to raise additional capital in the future.

         Although dividends on the Series C Preferred Stock are not cumulative and it is highly unlikely that the Company will pay dividends on any class of its capital stock in the foreseeable future, conversion of the Series C Preferred Stock will eliminate the requirement that dividends at the rate of 9% per annum be paid on the Series C Preferred Stock in any given year before dividends can be paid on the Class A Common Stock, and will eliminate the liquidation preference of $20.00 per share that would otherwise be paid on the Series C Preferred Stock on the dissolution and liquidation of the Company. These dividend and liquidation preferences of the Series C Preferred Stock may make an investment in the Company's Class A Common Stock less attractive.

         In addition, although capital attributable to noncumulative preferred stock such as the Series C Preferred Stock is normally included in Tier 1 capital for the Company and the Bank under FRB and FDIC regulatory minimum capital requirements, the applicable regulations of both agencies also indicate that it is desirable from a supervisory standpoint that voting common equity remain the dominant form of Tier 1 capital. Therefore, the Board of Directors believes that conversion of the Series C Preferred Stock may be looked upon favorably by regulatory authorities.

OWNERSHIP OF SERIES C PREFERRED STOCK

         At present, the Principal Stockholder owns all of the 900,000 shares of Series C Preferred Stock that are issued and outstanding. However, Mr. Kaharudin Latief of Jakarta, Indonesia, is currently in the process of notifying the FRB and applying to the California State Banking Department for approval to acquire shares of the Company. If and when he receives regulatory clearance, Mr. Latief plans to acquire from the Principal Stockholder 300,000 shares of Series C Preferred Stock (or the shares of Class A Common Stock and Warrants into which such shares of Series C Preferred Stock are converted). Thus, while as of the date of this Proxy Statement, Mr. Latief has not acquired any shares of Series C Preferred Stock, it is possible that as of the date of the Annual Meeting or prior to May 31, 1994 (the date on which shares of Series C Preferred Stock will be automatically converted if this PROPOSAL TWO is approved by the Company's stockholders), Mr. Latief will own a significant number of shares of Series C Preferred Stock. Mr. Latief plans to pay for the shares acquired from the Principal Stockholder through cancellation of an unsecured, personal loan in the amount of $6,000,000 which Mr. Latief previously extended to the Principal Stockholder.

         If the proposals are approved by the stockholders of the Company, the Company anticipates that it will subsequently file with the Securities and Exchange Commission ("SEC") a registration statement for the purpose of registering a secondary offering by the holders thereof of (i) all of the shares of Class A Common Stock currently owned by the Principal Stockholder,
(ii) the 286,000 shares of Class A Common Stock issued and sold to Stephens upon cancellation of the Subordinated Term Note, (iii) all of the shares of Class A Common Stock that may be issued upon exercise of the Anti-dilution Warrants to acquire up to 102,207 shares of Class A Common Stock held by the Principal Stockholder pursuant to the Amended Stock Purchase Agreement, (iv) all of the shares of Class A Common Stock and shares of Class A Common Stock that may be acquired upon exercise of the Warrants into which the Series C Preferred Stock (whether currently outstanding or sold pursuant to an exercise of the Series C Preferred Stock Option or otherwise) may be converted and (v) all of the shares of Class A Common Stock and shares of Class A Common Stock that may be acquired upon exercise of the Unit Warrants or issuable pursuant to the terms of the Rights, that may be acquired pursuant to the Private Placement. There can be no assurance that any such registration statement will become effective or that it will be effective at any particular time. If such a registration statement does become and remains effective, the holders of such shares of Class A Common Stock would be able to sell them from time to time as they deem appropriate, in the open market or otherwise, which would increase the "float" of the Class A Common Stock (i.e., the number of shares that can trade without restriction in the public capital markets). Sales pursuant to such a secondary offering would not increase the Company's capital.

DESCRIPTION OF SERIES C PREFERRED STOCK

         The principal features of the Series C Certificate of Designation pursuant to which the Series C Preferred Stock was established are as follows:

         1. Dividends. Holders of shares of Series C Preferred Stock are entitled to receive, if, as and when declared by the Board of Directors of the Company, an annual cash dividend of One Dollar and Eighty Cents ($1.80) per share, payable semi-annually in April and October of each year, before any dividends can be paid on the common stock of the Company. Dividends on the Series C Preferred Stock are junior to payment of dividends at the stated annual rate of Fifty-Six Cents ($.56) per share on the Series B Preferred Stock. Dividends on the Series C Preferred Stock are not cumulative and the Board of Directors has the right at any time to eliminate or defer such dividends during any fiscal year of the Company. Management anticipates that no dividends will be paid on the Series C Preferred Stock unless and until the financial condition and operations of the Company and the Bank improve significantly, which management does not believe will occur in the near future. Moreover, if PROPOSAL TWO is approved at the Annual Meeting, all shares of Series C Preferred Stock will be mandatorily converted into shares of Class A Common Stock and Warrants as described below on May 31, 1994. See "Conversion" below. Thus, if PROPOSAL TWO is approved, it is likely that no dividends will ever be paid on the Series C Preferred Stock. Even if PROPOSAL TWO is not approved, it is highly unlikely that the Company will pay dividends on the Series C Preferred Stock in the foreseeable future.

         2. Voting Rights. Subject to applicable law, the holders of shares of Series C Preferred Stock are entitled to one vote per each share of Series C Preferred Stock on all matters on which stockholders are entitled to vote, including the election of directors. Holders of shares of Series C Preferred Stock generally vote with the holders of shares of Class A Common Stock, Class B Common Stock and the Series B Preferred Stock as a single class, except that the holders of shares of the Series C Preferred Stock are entitled to vote as a separate Class on any modifications to the rights of the holders of shares of Series C Preferred Stock and otherwise as required by law.

         3. Liquidation Preference. In the event of any liquidation, dissolution, receivership, bankruptcy or winding up of the Company, voluntarily or involuntarily, the holders of shares of Series C Preferred Stock are entitled to receive the sum of Twenty Dollars ($20.00) per share, plus any declared but unpaid dividends thereon, before any distributions will be made to the holders of shares of Class A Common Stock, Class B Common Stock (of which no shares are currently issued and outstanding) or any other Class of stock junior in preference upon liquidation, but after distributions at the rate of Seven Dollars ($7.00) per share on the Series B Preferred Stock and after or concurrent with distributions to be made at the stated rate on any other preferred stock of any Series ranking on a parity with or senior in preference upon liquidation to the Series C Preferred Shares.

         4. Conversion. Shares of the Series C Preferred Stock are not currently convertible but will become so if the conversion feature is approved by the holders of a majority of the Class A Common Stock and Series B Preferred Stock (voting as a single class) at the Annual Meeting. If the conversion feature of the Series C Preferred Stock is so approved, each share of Series C Preferred Stock will become convertible into: (i) forty (40) shares of Class A Common Stock (i.e., such shares will be converted at a conversion price of Fifty Cents ($0.50) per share of Class A Common Stock); and (ii) forty (40) warrants (the "Warrants"), each of which will entitle the holder thereof to purchase one share of Class A Common Stock at Fifty Cents ($0.50) per share, which Warrants shall expire on December 31, 1995. Moreover, if PROPOSAL TWO is approved at the Annual Meeting, the Series C Preferred Stock outstanding on May 31, 1994 will be mandatorily converted into Class A Common Stock and Warrants on the terms described above.

EFFECT OF CONVERSION

         The Principal Stockholder currently owns 5,600,000 or 62.9% of the issued and outstanding shares of Class A Common Stock and 900,000 or 100% of the issued and outstanding shares of Series C Preferred Stock. He currently does not own any of the 16,591 issued and outstanding shares of Series B Preferred Stock. Before any conversion of the Series C Preferred Stock, the Principal Stockholder owns 66.2% of the total number of issued and outstanding shares of capital stock of the Company and thus controls 66.2% of the voting power of the Company's stockholders. If the conversion feature of the Series C Preferred Stock is approved by the stockholders at the Annual Meeting and if the Principal Stockholder converts all of the shares of Series C Preferred Stock owned by him into Class A Common Stock and Warrants as described above (as he will be required to do on May 31, 1994), he would receive 36,000,000 shares of Class A Common Stock and would then own approximately 92.6% of the voting power of the Company's stockholders, assuming he does not sell any shares to Mr. Latief. THUS, IF THE CONVERSION FEATURE OF THE SERIES C PREFERRED STOCK IS APPROVED AT THE ANNUAL MEETING, THE PRINCIPAL STOCKHOLDER'S VOTING POWER AND CONTROL OVER THE COMPANY WILL BE SIGNIFICANTLY INCREASED. The Principal Stockholder's control would increase further if the Principal Stockholder also exercises all of said Warrants to purchase additional shares of Class A Common Stock at a purchase price of Fifty Cents ($.50) per share (the Company understands that the Principal Stockholder currently does not contemplate exercising any Warrants), in which case he would receive an additional 36,000,000 shares of Class A Common Stock and would then own approximately 95.9% of all issued and outstanding shares of capital stock.

         Subject to the dilutive effect of the Private Placement, as a result of his ownership of Class A Common Stock and Series C Preferred Stock, the Principal Stockholder has, and will in all likelihood continue to have for the near future, sufficient voting power to enable him to exercise control over virtually all aspects of the operations of the Company and the Bank except to the extent that he sells securities owned by him or other parties purchase additional securities. See "Ownership of Series C Preferred Stock," "Proposed Registration of Securities," "PROPOSAL THREE: Increase in Number of Authorized Shares of Preferred Stock" and "PROPOSAL FIVE: Authorization for Issuance of Additional Shares of Class A Common Stock, Warrants and Rights."

REQUIRED CONVERSION OF CERTAIN SHARES OF SERIES C PREFERRED STOCK

         The Series C Certificate of Designation currently provides that, subject to obtaining the approval of the stockholders of the Company, all of the shares of Series C Preferred Stock that are issued and outstanding on June 30, 1993 will automatically be converted into shares of Class A Common Stock and Warrants as described above as of that date. The June 30 automatic conversion date was established on the assumption that the Company would be able to hold its 1993 annual meeting of stockholders prior to that date. The Company has delayed its Annual Meeting, and has issued shares of Series C Preferred Stock to the Principal Stockholder after June 30, 1993.

         Because the June 30, 1993 projected conversion date has passed, and because management believes it is in the best interests of the Company and its stockholders for all Series C Preferred Stock that has been or will be issued to be converted into Class A Common Stock and Warrants, the Board believes it is advisable to amend the Series C Certificate of Designation to delete the provision referring to mandatory conversion on June 30, 1993, and to provide instead that any shares of Series C Preferred Stock outstanding on May 31, 1994 shall automatically be converted to Class A Common Stock and Warrants. Accordingly, a vote in favor of PROPOSAL TWO will constitute a vote in favor of an amendment to the Series C Certificate of Designation to provide that any shares of Series C Preferred Stock that are outstanding on May 31, 1994 will mandatorily be converted into Class A Common Stock and Warrants on the terms otherwise described in the Series C Certificate of Designation.

NECESSARY INCREASE OF AUTHORIZED SHARES TO IMPLEMENT CONVERSION

         If PROPOSAL TWO is approved by the stockholders at the Annual Meeting, the conversion feature of the Series C Preferred Stock will become fully operative and it will be necessary for the Company to reserve a sufficient number of shares of Class A Common Stock to be issued upon the conversion of the Series C Preferred Stock and the possible exercise of the Warrants. The Company's Certificate of Incorporation currently provides for authorized capital of 20,000,000 shares of Class A Common Stock, 28,635 shares of Class B Common Stock (none of which have been issued) and 2,500,000 shares of Preferred Stock, of which 437,500 shares have been designated as Series B Preferred Stock and 1,800,000 shares have been designated as Series C Preferred Stock. As of the Record Date, the Company had 8,899,932 shares of Class A Common Stock, 16,591 shares of Series B Preferred Stock and 900,000 shares of Series C Preferred Stock issued and outstanding.

         In order to reserve a sufficient number of shares of Class A Common Stock to be issued if all of the outstanding Series C Preferred Stock owned by the Principal Stockholder is converted and all of the Warrants are exercised, and if the options which the Company has agreed in the Employment Agreements to grant to Messrs. Price and Champion are granted, it will be necessary to amend the Company's Certificate of Incorporation to authorize the Company to issue a total of at least 90,000,000 shares of Class A Common Stock. In order to increase the ability of the Company to raise capital in the future by issuing shares of Class A Common Stock or securities convertible into Class A Common Stock, and because the Company is contemplating a private placement of at least $15 million in which the Principal Stockholder's ownership of the Company could be reduced significantly, possibly even to below 25%, the Company is proposing to increase the total number of authorized shares significantly above 90,000,000, to 400,000,000. See "PROPOSAL THREE-Increase in Number of Authorized Shares of Preferred Stock" below for a description of the Company's preliminary planning for such private placement.

         However, if PROPOSAL FOUR below and its one-for-ten reverse stock split is adopted along with PROPOSAL TWO, the interplay of this PROPOSAL TWO with PROPOSAL FOUR would result in a total of 40,000,000 authorized shares of Class A Common Stock and approximately 9,000,000 shares outstanding or reserved for issuance, leaving approximately 31,000,000 shares available for issuance. The Company is required by its Certificate of Incorporation to seek stockholder approval of an issuance of authorized shares of Class A Common Stock if (a) the issuance requires amendment of the terms of the Class A Common Stock or of the Certificates of Designation of the Series B Preferred Stock or the Series C Preferred Stock, or (b) the issuance is not approved by a unanimous vote of the Company's Board of Directors. In addition, under the AMEX Rules, if the Company issues common stock constituting 20% or more of the then-outstanding common stock for less than the greater of book or market value of the common stock without obtaining stockholder approval pursuant to a proxy solicitation conducted in accordance with SEC rules, the Company could be subject to action by the AMEX to delist the Class A Common Stock.

         Although the Company is submitting the Private Placement for the approval of the stockholders, the Company is unable to predict whether any Class A Common Stock it may issue in the future will meet these AMEX criteria. Therefore, if PROPOSAL TWO is approved, the Company could issue Common Stock without further authorization by stockholders of the Company. Holders of the Class A Common Stock of the Company do not have preemptive rights to subscribe to any additional capital stock issued by the Company. If PROPOSAL TWO is approved and some or all of the approximately 310,000,000 shares of Class A Common Stock (approximately 31,000,000 shares if the 1-for-10 reverse stock split described in PROPOSAL FOUR is adopted) available for issuance as a result are subsequently issued, the holdings of existing stockholders, already diluted significantly by the conversion of the Series C Preferred Stock, would be diluted even further. For example, a person holding 1% of the Class A Common Stock currently would hold only 0.2% of the Class A Common Stock assuming that the 900,000 shares of Series C Preferred Stock are converted and no Warrants are exercised, and would hold only 0.1% of the Class A Common Stock if an additional 30,000,000 shares of Class A Common Stock are authorized and issued to persons other than the stockholder.

RIGHTS OF DISSENTING STOCKHOLDERS

         Under the Delaware General Corporation Law, stockholders of the Company are not entitled to any rights of appraisal or dissenters' rights in connection with the adoption of PROPOSAL TWO: AUTHORIZATION OF CONVERSION OF SERIES C PREFERRED STOCK AND AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK AND REQUIRE CONVERSION OF CERTAIN SHARES OF SERIES C PREFERRED STOCK.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
        PROPOSAL TWO:  AUTHORIZATION OF CONVERSION OF SERIES C PREFERRED
             STOCK AND AMENDMENT OF CERTIFICATE OF INCORPORATION TO
              INCREASE THE AUTHORIZED NUMBER OF SHARES OF CLASS A
             COMMON STOCK, AND REQUIRE CONVERSION OF CERTAIN SHARES
                          OF SERIES C PREFERRED STOCK



           PROPOSAL THREE: AUTHORIZATION OF AMENDMENT OF CERTIFICATE
               OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER
                          OF SHARES OF PREFERRED STOCK

INCREASE IN NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

         As stated above, the Certificate of Incorporation currently authorizes the issuance of 2,500,000 shares of Preferred Stock, with such rights, preferences and privileges as established by the Board of Directors in a certificate of designation relating to such Preferred Stock. The Company has already designated 437,500 shares of Series B Preferred Stock and 1,800,000 shares of Series C Preferred Stock, so only 262,500 shares of Preferred Stock remain undesignated under the current Certificate of Incorporation. The Company is proposing to increase the number of authorized shares of Preferred Stock to 5,000,000 in order to provide the Company with increased flexibility to raise capital by issuing Preferred Stock with characteristics different than those of the Series B and

Series C Preferred Stock. A copy of the Company's Certificate of Amendment of Certificate of Incorporation, which will be filed if PROPOSAL THREE is approved in order to effect the increase in the authorized number of shares of Preferred Stock, is attached hereto as Appendix C. A vote in favor of PROPOSAL THREE will constitute a vote in favor of the proposed amendment of the Company's Certificate of Incorporation as shown in said Appendix.

         The Company is required by the terms of its Certificate of Incorporation to seek stockholder approval of an issuance of Preferred Stock if
(a) the issuance requires amendment of the Certificates of Designation of the Series B Preferred Stock or the Series C Preferred Stock, or (b) the issuance is not approved by a unanimous vote of the Company's Board of Directors. In addition, under the AMEX Rules, if the Company issues securities that are convertible into common stock equal to 20% or more of the then-outstanding common stock, and are sold for less than the greater of book or market value of the common stock, without obtaining stockholder approval pursuant to a proxy solicitation conducted in accordance with SEC rules, the Company could be subject to action by the AMEX to delist the Class A Common Stock. If PROPOSAL THREE is approved and Preferred Stock is issued, the amount and terms of the securities to be issued, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters could be determined by the Board of Directors and the securities could be issued without further authorization by stockholders of the Company. Even if stockholder approval is required, due to the extent of the Principal Stockholder's voting power, if he were to vote all of his shares in favor of the issuance of securities, passage of the proposal would be assured. If PROPOSAL THREE is approved and some or all of the additional 2,500,000 shares of Preferred Stock available for issuance as a result are subsequently issued, the holdings of existing stockholders, already diluted significantly by the conversion of the Series C Preferred Stock (assuming passage of PROPOSAL TWO), could be diluted even further.



            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
           PROPOSAL THREE: AUTHORIZATION OF AMENDMENT OF CERTIFICATE
               OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER
                          OF SHARES OF PREFERRED STOCK



           PROPOSAL FOUR:  AUTHORIZATION OF AMENDMENT AND RESTATEMENT
                   OF CERTIFICATE OF INCORPORATION, INCLUDING
                      AUTHORIZATION OF REVERSE STOCK SPLIT

INTRODUCTION

         The Board of Directors of the Company has unanimously adopted a resolution that submits for stockholder approval at the Annual Meeting an amendment (the "Amendment") to the Company's Certificate of Incorporation that would (a) reclassify the Class B Common Stock as and into Class A Common Stock,
(b) effect a 1-for-10 reverse stock split of the Class A Common Stock and thereby decrease the authorized number of shares of the Company's Class A Common Stock to 40,000,000 (the "Reverse Split") (assuming approval of PROPOSAL TWO -- see the next succeeding paragraph), (c) change the name of the Company to The San Francisco Company, (d) delete from the Certificate Article Fifth, which only provides the name and address of the incorporator of the Company and is no longer necessary, (e) update Article Fifteenth of the Certificate (which would become Article Fourteenth), and (f) restate the Certificate in its entirety. A copy of the Company's Amended and Restated Certificate of Incorporation is attached hereto as Appendix D. A vote in favor of PROPOSAL FOUR will constitute a vote in favor of the proposed amendments and restatement as shown in said Appendix.

         If the Amendment is approved by the stockholders of the Company, the Board of Directors will then vote upon the Amendment. Management of the Company anticipates that the Amendment will be approved by the Board of Directors if PROPOSAL TWO is approved by the stockholders of the Company. If PROPOSAL TWO is not approved by the stockholders of the Company, the Board of Directors will not approve the Reverse Split, although it anticipates that it will approve the other items in the Amendment. If the Board of Directors approves the Amendment, then pursuant to the Amendment each ten shares of Class A Common Stock outstanding at the effective date of the Reverse Split (the "Effective Date") will be converted into one post-Reverse Split share of the Company's Class A Common Stock (the "New Common Stock"). The Effective Date will be the date on which the Amendment is filed with the Secretary of State of the State of Delaware. No fractional shares will be issued; rather, stockholders who would otherwise be entitled to a fractional share as a result of the Reverse Split will receive cash in the amount described below.

SERIES B PREFERRED STOCK; RECLASSIFICATION OF CLASS B COMMON STOCK

         At present the holders of Series B Preferred Stock are entitled at any time to convert their shares of Series B Preferred Stock into Class B Common Stock of the Company at the conversion ratio of one share of Series B Preferred Stock for one share of Class B Common Stock, upon payment of a conversion fee of Seven Dollars ($7.00) per share, subject to adjustment under certain conditions.

         There are 16,591 Series B Preferred Shares outstanding. There are no shares of Class B Common Stock outstanding. In order to equitably reflect the conversion rights of the Series B Preferred Stock in light of the Reverse Split, the Company proposes that, pursuant to the Amendment, shares of Class B Common Stock be reclassified as and into Class A Common Stock. As a result, there will be no authorized Class B Common Stock and the only common stock of the Company which will be authorized will be Class A Common Stock.
Accordingly, as a result of the conversion adjustment provisions of the Series B Preferred Stock, following the Reverse Split, each share of Series B Preferred Stock will be convertible into one-tenth of one share of Class A Common Stock. This reclassification is not deemed by the Company to alter or change any of the relative powers, preferences or special rights of the holders of Series B Preferred Stock since in all respects the shares of Class B Common Stock and the shares of Class A Common Stock are equivalent. Because no shares of Class B Common Stock are presently outstanding, the only method to practicably avoid the inequity is to reclassify the Class B Common Stock. The reclassification merely prevents the inequitable result of the Class A Common Stock being adjusted as a result of the Reverse Split without a similar adjustment in Class B Common Stock.

REASONS FOR APPROVING THE REVERSE SPLIT

         Assuming that all of the currently outstanding shares of Series C Preferred Stock are converted into shares of Class A Common Stock and Warrants, the Company would have outstanding a total of 44,899,932 shares of Class A Common Stock and Warrants to purchase an additional 36,000,000 shares of Class A Common Stock. The Principal Stockholder also holds the Anti-dilution Warrants entitling him to purchase up to 102,207 shares of Class A Common Stock.

         While management of the Company believes that the actual issuances of Series C Preferred Stock have been in the best interests of the Company and its stockholders, it also believes that upon conversion of the Series C Preferred Stock, there will be too many shares of Class A Common Stock issued and outstanding for a corporation of the Company's size. Even if the Company returns to profitability, it will likely report very low earnings per share and book value per share because there will be so many shares of Class A Common Stock outstanding. This could have an adverse effect on the marketability and trading price of the Class A Common Stock.

         Many brokerage firms are reluctant to recommend lower priced stocks for their clients, and the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower priced stocks. Management of the Company also believes that certain institutional investors are reluctant to invest in lower priced stocks. In addition, the brokerage commission on the purchase or sale of a stock with a relatively low price per share generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a relatively high price per share, to the detriment of the holders of the Class A Common Stock and the market for the Class A Common Stock. Finally, the Board of Directors believes that the raising of new capital may be facilitated if the price and book value per share of the Class A Common Stock can be increased. The Board of Directors believes that these issues are best addressed by an increase in the price per share of the Class A Common Stock that is anticipated as a result of the proposed Reverse Split, although no assurances can be given that such an increase will occur if the Reverse Split is implemented, or that such price per share, if it does rise, will rise in proportion to the Reverse Split or that any such rise will be sustained for a significant period.

         In addition, even if the Reverse Split is implemented, there can be no assurance that brokerage firms will be more inclined to recommend the Class A Common Stock or that institutional investors will be more inclined to invest in the Class A Common Stock or that an increased price will facilitate any possible raising of additional capital. If the market value of the Class A Common Stock does not adjust proportionately, a significant loss of stockholder value could result. In addition, a Reverse Split reduces the number of shares of Class A Common Stock outstanding, thereby adversely affecting liquidity and possibly depressing the price of the Class A Common Stock. The Reverse Split also would cause the Class A Common Stock to have fewer than 300 round lot shareholders of record, which under guidelines adopted by AMEX would normally lead AMEX to consider delisting the Class A Common Stock. Such delisting could severely impair the marketability of the Class A Common Stock. Nevertheless, the Company believes that, because it meets other listing guidelines adopted by the AMEX, the Reverse Split is not likely to cause the AMEX to initiate proceedings for delisting the Class A Common Stock. For the reasons set forth above, the Board of Directors believes that stockholder approval of the Amendment to effect the Reverse Split is advisable at this time.

VESTING DISCRETION IN THE BOARD OF DIRECTORS

         At present, the Board of Directors expects to direct management to file the Amendment as promptly as practicable if approved by stockholders of the Company. However, the Board would not be obligated to direct management to file the Amendment, and would direct management not to file the portion of the Amendment related to the Reverse Split if PROPOSAL TWO with respect to the conversion of the Series C Preferred Stock is not approved by the stockholders.


GENERAL EFFECT OF REVERSE SPLIT

         The New Common Stock will not be different from the Common Stock, and the holders of the New Common Stock or options or warrants to purchase the New Common Stock will have the same relative rights following the Effective Date as they had prior thereto. The Reverse Split will not affect the number of shares of Series B Preferred Stock that are issued and outstanding at the Effective Date and the voting rights of the Series B Preferred Stock will not be adjusted for the Reverse Split. The ratio at which such Series B Preferred Stock can be converted will be adjusted proportionately for the Reverse Split, as is described in more detail below.

         The following table shows the effect of the Reverse Split on the aggregate number of shares of the Company's Class A Common Stock, Series B Preferred Stock, and Series C Preferred Stock and on the stockholders' equity section of the Company's balance sheet, on a pro forma basis, as of December 31, 1993, assuming that PROPOSAL TWO had been adopted on or prior to that date, that all of the shares of Series C

Preferred Stock outstanding as of that date had been converted into shares of Class A Common Stock and Warrants, and that none of the Warrants had been exercised to purchase additional shares of Class A Common Stock:


                                                             PRIOR TO                 AFTER
                                                         PROPOSED REVERSE       PROPOSED REVERSE
                                                              SPLIT                 SPLIT(2)
Number of Shares(1)                                      ----------------       ----------------
Class A Common Stock
       Authorized . . . . . . . . . . . . . . . .        400,000,000              40,000,000
       Issued and outstanding . . . . . . . . . .         44,899,932               4,489,993
       Available for issuance . . . . . . . . . .        355,100,068              35,510,007

Preferred Stock
       Authorized . . . . . . . . . . . . . . . .          2,500,000               2,500,000(3)
       Series B Preferred Stock
              Designated  . . . . . . . . . . . .            437,500                 437,500
              Issued  . . . . . . . . . . . . . .             16,591                  16,591
              Available for issuance  . . . . . .            420,909                 420,909

       Series C Preferred Stock
              Designated  . . . . . . . . . . . .          1,800,000               1,800,000
              Issued  . . . . . . . . . . . . . .                  0                       0
              Available for issuance  . . . . . .          1,800,000               1,800,000

       Undesignated Preferred Stock available
       for issuance . . . . . . . . . . . . . . .            262,500                 262,500(3)

Stockholders' Equity

       Series B Preferred Stock . . . . . . . . .        $   116,137             $   116,137
       Series C Preferred Stock . . . . . . . . .                  0                       0
       Class A Common Stock . . . . . . . . . . .            448,999                  44,900
       Additional paid-in capital . . . . . . . .         52,217,373              52,621,472
       Deficit  . . . . . . . . . . . . . . . . .        (35,101,000)           (35,101,000)
       Employee purchase and option plans . . . .           (166,000)              (166,000)
       Total stockholders' equity . . . . . . . .         17,455,000             17,455,000
       Stockholders' equity per common share
       outstanding  . . . . . . . . . . . . . . .              $0.39                  $3.90

_____________________

(1) The pro forma number of shares outstanding and stockholders' equity as of December 31, 1993 reflects the conversion of 900,000 shares of Series C Preferred Stock into 36,000,000 shares of Class A Common Stock and Warrants to purchase an additional 36,000,000 shares of Class A Common Stock, and assumes such Warrants are not exercised, as the Company has been informed that the Principal Stockholder has no present intention to exercise the Warrants. Said pro forma number does not reflect (a) any shares of Class A Common Stock that may be issued upon exercise of the Anti-dilution Warrants to acquire up to 102,207 shares of Class A Common Stock which the Principal Stockholder acquired under the May 1992 Amended Stock Purchase Agreement, or (b) any shares of Class A Common Stock that may be issued pursuant to options granted under the Prior Stock Option Plans or the New Stock Option Plans,

(2) The number of shares shown above as being outstanding after the Reverse Split do not reflect any adjustments that may result from the repurchase of fractional shares.

(3) The number of shares of Preferred Stock available for issuance will be increased as a result of the approval of PROPOSAL THREE.

EFFECT ON REGISTRATION

         The Class A Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 as amended (the "1934 Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the 1934 Act. The Reverse Split will not affect the registration of the Class A Common Stock under the 1934 Act.

EFFECT ON THE MARKET FOR THE COMMON STOCK

         The Company's Class A Common Stock is listed on the American Stock Exchange under the symbol "BOF." The closing sale price for the Class A Common Stock on the American Stock Exchange on February 18, 1994, was $1.69. The following table sets forth the high and low closing sale prices for the Class A Common Stock on the American Stock Exchange for each calendar quarter during 1992 and 1993.



 QUARTER                                1993                      1992
 -------                        ------------------         -------------------
                                 High          Low          High          Low
 First                          $3.50         1.25         $4.13         2.75
 Second                          2.68         1.12          4.13         2.38
 Third                           1.62         1.00          4.25         2.00
 Fourth                          1.33          .75          2.25          1.0


         The shares of Series B Preferred Stock were listed on the American Stock Exchange at the time of their issuance in October 1988. In March 1990, the Company received approval from the Securities and Exchange Commission to delist the Series B Preferred Stock, pursuant to Rule 12d2-2(d), under the 1934 Act. The primary reason for the delisting of the Series B Preferred Stock was the limited trading activity of the stock. As a result, there is no public market for the Series B Preferred Stock. However, the Company has established procedures to assist stockholders of the Series B Preferred Stock in the event that they wish to transfer their shares. The Series C Preferred Stock has never been listed on any exchange or traded in any other public market.

         Management anticipates that after the Effective Date, the market price of shares of New Common Stock will increase as a result of the decrease in the number of shares outstanding. However, there is no assurance that such an increase will occur and, if so, it cannot be predicted whether any such increase will be in proportion to the Reverse Split. The Reverse Split also would cause the Class A Common Stock to have fewer than 300 round lot shareholders of record, which under guidelines adopted by AMEX would normally lead AMEX to consider delisting the Class A Common Stock. Such delisting could severely impair the marketability of the Class A Common Stock. Nevertheless, the Company believes that, because it meets other listing guidelines adopted by the AMEX, the Reverse Split is not likely to cause the AMEX to initiate proceedings for delisting the Class A Common Stock.

EFFECT ON OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES

         Pursuant to anti-dilution provisions set forth in the Prior Stock Option Plans and the New Stock Option Plans, the number of shares that may be issued under the New Stock Option Plans (including options to be granted to Messrs. Price and Champion under their Employment Agreements), and the number of shares issuable upon the exercise of outstanding options granted under the Prior Stock Option Plans and the New Stock Option Plans, will be decreased in proportion to the Reverse Split, and the exercise price per share of such outstanding options will be proportionately increased. Outstanding options under the Prior Stock Option Plans and the New Stock Option Plans will be rounded to the nearest whole share, and no cash payment will be made in respect of any fractional shares.

         Thus, for example, if an employee of the Company owns an option to purchase 5,000 shares of Class A Common Stock of the Company at $2.00 per share, then on and as of the Effective Date, the terms of the option will be adjusted so that the option represents the right to purchase 500 shares of New Common Stock at an exercise price of $20.00 per share. No payment will be made in respect of the rounding of any extra fractional share.

         Assuming that none, or less than all of the Warrants will be exercised upon conversion of the Series C Preferred Stock, the remaining Warrants would be affected by the Reverse Split. The Company also has outstanding the Anti-dilution Warrants to acquire up to 102,207 shares of Class A Common Stock, which were issued to the Principal Stockholder in connection with the Amended Stock Purchase Agreement. Under the anti-dilution provisions of the Warrants and the Anti-dilution Warrants, the number of shares issuable upon the exercise of the warrants will decrease in proportion to the Reverse Split, and the exercise price of such warrants will increase proportionately. For example, each Warrant would entitle the holder to purchase four (instead of 40) shares of Class A Common Stock, at $5.00 (rather than $0.50) per share.

         The shares of Series B Preferred Stock are convertible into shares of Class B Common Stock upon payment of a conversion fee of $7.00 per share.
Under the anti-dilution provisions of the Certificate of Designations of Rights, Preferences and Privileges related to the Series B Preferred Stock, the number of shares of Class B Common Stock issuable upon the conversion of the Series B Preferred Stock will decrease in proportion to the Reverse Split and the conversion fee will increase proportionately. As described above, pursuant to the Amendment all Class B Common Stock would be reclassified as and into Class A Common Stock. Finally, under the anti-dilution provisions of the Series C Certificate of Designations, the number of shares of Class A Common Stock and Warrants into which outstanding shares of Series C Preferred Stock may be converted will decrease in proportion to the Reverse Split, and the exercise price of the Warrants will increase proportionately. Thus any shares of Series C Preferred Stock issued after the effective date of the Reverse Split would be convertible into four shares of Class A Common Stock and four Warrants each entitling the holder thereof to purchase shares of Class A Common Stock at a price of $5.00 per share.

EXCHANGE OF STOCK CERTIFICATES AND LIQUIDATION OF FRACTIONAL SHARES

         As soon as practicable after the Effective Date, the stockholders will be notified and requested to surrender their certificates representing shares of Class A Common Stock to the Company's transfer agent so that certificates representing the appropriate number of shares of New Common Stock, together with a cash payment in lieu of any fractional share, may be issued in exchange therefor. As a result of the "cash-out" of fractional shares, stockholders holding fewer than 10 shares will receive only cash and will no longer hold any Class A Common Stock. Based on the number of stockholders of record of the Class A Common Stock as of the Record Date, the Reverse Split would cause a reduction in the number of stockholders of record from 466 to 443.

         No scrip or fractional certificates will be issued in connection with the proposed Reverse Split. Rather, the Company will pay cash in lieu of any fraction of a share that any stockholder would otherwise receive. The price for such fractional share will be based upon the average of the closing prices per share on the AMEX for the Class A Common Stock for the ten trading days immediately preceding the Effective Date of the Reverse Split.

FEDERAL INCOME TAX CONSEQUENCES

         A summary of the material federal income tax consequences of the proposed Reverse Split is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences for all stockholders in all circumstances, nor does it address state, local or foreign tax consequences or considerations. ACCORDINGLY, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUSES.

         1. The proposed Reverse Split will not be a taxable transaction to the Company.

         2. A stockholder will not recognize any gain or loss as a result of the Reverse Split unless the stockholder receives cash in lieu of a fractional share. Although it is impossible to predict with certainty the tax consequences to any stockholder who receives cash in lieu of a fractional share, such stockholder, depending on the circumstances, will either (i) recognize gain or loss as a result of the Company's purchase of a fractional share based upon the amount realized for the fractional share less the holder's proportionate adjusted basis in such fractional share, or (ii) recognize dividend income in an amount not in excess of the amount of proceeds received from the sale of the fractional share.

         3. The aggregate tax basis of the New Common Stock received by a stockholder pursuant to the Reverse Split will equal the aggregate tax basis of the stockholder's Class A Common Stock prior to the Effective Date (except that such basis will be reduced by any basis allocated to a fractional share redeemed by the Company with respect to which the stockholder recognizes gain or loss as described in clause (i) of paragraph 2 above). The holding period of the New Common Stock received by the stockholder will include the holding period of the stockholder's Class A Common Stock before the Reverse Split, provided the shares of Class A Common Stock were a capital asset in the hands of such stockholder.

         Special taxation and withholding rules may apply to any stockholder that is a nonresident alien or a foreign corporation. Those rules are beyond the scope of this discussion and should be discussed with a personal tax advisor. Stockholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, certain other information) to the transfer agent in connection with the Reverse Split to avoid backup withholding requirements that might otherwise apply. See "Exchange of Certificates and Liquidation of Fractional Shares." The letter of transmittal will require each stockholder to deliver such information when the Class A Common Stock certificates are surrendered following the Effective Date of the Amendment. Failure to provide such information may result in backup withholding.

UPDATING OF EXEMPTIONS TO RESTRICTIONS ON ISSUANCE OF STOCK

         At the Special Meeting of Stockholders on July 6, 1992 at which the Principal Stockholder's initial purchase of Class A Common Stock was approved, the stockholders authorized an amendment adding Article Fifteenth to the Certificate to protect the Principal Stockholder's interests by limiting the Company's ability to issue additional securities and thus dilute his ownership position. Article Fifteenth provides that the Company may not issue any securities without the approval of the stockholders or of a unanimous Board of Directors, except for (a) issuance of the Class A Common Stock (1) upon the exercise of options under the Company's 1982 Incentive Stock Option Plan and 1982 Stock Option Plan (the "1982 Option Plans"), which options were outstanding as of July 13, 1992, (2) upon the conversion of Series B Preferred Stock, or (3) upon the exercise of warrants outstanding as of July 13, 1992; and (b) issuance of the Class A Common Stock upon conversion of Series B Preferred Stock. Article Fifteenth became effective on July 13, 1992.

         Since the date of this amendment, additional options were issued under the 1982 Option Plans, the 1982 Option Plans have expired, and the Company has adopted, subject to the stockholders' approval of PROPOSAL

SIX, new option plans similar in purpose to the 1982 Option Plans. In addition, since July 1992, the Company has issued 900,000 shares of Series C Preferred Stock convertible into Class A Common Stock and Warrants. In order to permit the exercise of Warrants and the exercise of post-July 13, 1992 options without having to call a meeting of the Board of Directors for each such conversion or exercise, the Company is proposing to amend Article Fifteenth (shown as Article Fourteenth in the Amended and Restated Certificate of Incorporation attached as Appendix D) to (a) permit the exercise without specific Board or stockholder approval of warrants to purchase Class A Common Stock which are outstanding as of June 30, 1994 (which, assuming PROPOSAL TWO is approved, would be the date of the mandatory conversion of outstanding Series C Preferred Stock into shares of Class A Common Stock and Warrants), and
(b) permit the exercise without specific Board or stockholder approval of options issued under the 1982 Option Plans or the New Stock Option Plans, in accordance with the terms of the options, regardless of the date such options were granted. The reference to the Class B Common Stock will be deleted pursuant to the reclassification of Class B Common Stock as and into Class A Common Stock. Approval of the unanimous Board of Directors or of the stockholders of the Company would still be required for each new issuance of Preferred Stock or Warrants after June 30, 1994 and, subject to the exceptions in Article Fifteenth, as amended, for each new issuance of Class A Common Stock.

CHANGE IN COMPANY NAME AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

         As part of PROPOSAL FOUR, the Company is proposing to change the name of the Company to "The San Francisco Company." The Company believes that this name is simpler and easier for the public to use than "Bank of San Francisco Company Holding Company," will increase identification of the Company with its Bay Area target market, and will better allow the Company to market itself as a provider of services in addition to traditional retail banking services. The Company also believes that the amendments to its Certificate of Incorporation described in this PROPOSAL FOUR present an ideal opportunity to incorporate the various amendments to the Certificate over the years into a single Restated Certificate of Incorporation that will be easier to use both for the Company and for the several constituencies that may be interested in reviewing the Certificate of Incorporation.

RIGHTS OF DISSENTING STOCKHOLDERS

         Under the Delaware General Corporation Law, stockholders of the Company are not entitled to any rights of appraisal or dissenters' rights in connection with the adoption of PROPOSAL FOUR: AUTHORIZATION OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION, INCLUDING AUTHORIZATION OF REVERSE STOCK SPLIT

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                 PROPOSAL FOUR:  AUTHORIZATION OF AMENDMENT AND
             RESTATEMENT OF CERTIFICATE OF INCORPORATION, INCLUDING
                      AUTHORIZATION OF REVERSE STOCK SPLIT



          PROPOSAL FIVE:  AUTHORIZATION OF THE ISSUANCE OF ADDITIONAL
              SHARES OF CLASS A COMMON STOCK, WARRANTS AND RIGHTS

INTRODUCTION

         As discussed above, the Company is attempting to raise additional capital in order to obtain greater assurance that the Company and the Bank will be able to meet their minimum capital requirements on an on-going basis in the coming months and as a precaution against prolonged or increased uncertainty in the economy in general and the real estate market in particular. In addition, the Company is seeking to raise capital in order to initiate the Bank's new strategic focus and permit management to pursue perceived opportunities both domestically and in the

Asian markets which is discussed in the Company's 1993 Annual Report. The Company is seeking to raise net proceeds of a minimum of $15,000,000 and a maximum of approximately $23,500,000 (if the entire allotment for oversubscription is sold) of such additional capital in the Private Placement. Because of the regulatory considerations discussed above, the Board of Directors of the Company believes it is critical to the Company and the Bank to raise a substantial portion of this additional capital as soon as possible.

         The Company and the Bank have retained the Placement Agents to assist and advise the Company with respect to the Company's capital raising efforts. The Company has prepared and is the process of distributing a private placement memorandum in connection with the Private Placement. See "Background" for additional information regarding the regulatory position of the Company and the Bank and the need for the Private Placement.

DESCRIPTION OF UNITS

         In the Private Placement, the Company is offering for sale up to 8,125,000 units (the "Units"), each consisting of (i) one share of Class A Common Stock, (ii) one warrant, entitling the holder thereof to purchase one share of Class A Common Stock at a purchase price of $5.00 per share (the "Warrants"), and (iii) one right entitling the holder thereof to receive, without payment of additional consideration, an amount of shares of Class A Common Stock in periodic distributions based upon the resolution value of certain problem assets currently held in the Bank's portfolio (the "Rights"). The purpose of the Right is to insulate the investors in the Private Placement, to a limited extent, from the effects on the Company and the Bank of deteriorations in the value of the Company's problem assets. The Company is offering the Units at a price of $3.20 per Unit (the "Unit Price"). The foregoing assumes approval of the 1-for-10 reverse stock split described in PROPOSAL FOUR. ASSUMING (I) THE SALE OF THE MINIMUM NUMBER OF UNITS IN THE PRIVATE PLACEMENT, BUT (II) NO EXERCISE OF ANY OF THE WARRANTS OR THE UNIT WARRANTS AND (III) NO SHARES ARE ISSUED PURSUANT TO THE RIGHTS, THE SHARES ISSUED IN THE PRIVATE PLACEMENT WILL REPRESENT 54.0% OF THE TOTAL NUMBER OF OUTSTANDING SHARES OF CLASS A COMMON STOCK AFTER THE PRIVATE PLACEMENT.

         RIGHTS. Please refer to page 23 under the caption "Determinations by the Board of Directors" for a description of the Rights.

         WARRANTS. The Company will issue, in respect of each Unit purchased in the Private Placement, a Warrant to purchase one share of Class A Common Stock at a purchase price of $5.00 per share (the "Exercise Price") (after giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR). Each Warrant will permit the holder thereof to exercise, in whole or in part, the purchase rights represented by the Warrant on or before December 31, 1995.

         REGISTRATION RIGHTS. Holders of (i) Class A Common Stock issued pursuant to the Private Placement, (ii) Adjustment Shares and (iii) Class A Common Stock acquired by exercise of the Warrants (collectively, "Registerable Securities") will be entitled to certain registration rights in respect of such Registerable Securities. The Company anticipates that it will file a registration statement for the purpose of registering a secondary offering by the holders of the Registerable Securities and certain other persons, including the Principal Stockholder, as referred to in PROPOSAL TWO above.

         There can be no assurance that any such registration statement will become effective or that it will be effective at any particular time. If such a registration statement does become and remains effective, the holders of such shares of Class A Common Stock would be able to sell them from time to time as they deem appropriate, in the open market or otherwise, which would increase the "float" of the Class A Common Stock (i.e., the number of shares that can trade without restriction in the public capital markets). Sales pursuant to such a secondary offering would not increase the Company's capital.

POTENTIAL DILUTIVE IMPACT OF PRIVATE PLACEMENT

         The Private Placement will have a substantial dilutive impact on the percentage of ownership of the current holders of the Company's equity securities. FOLLOWING THE CONVERSION OF ALL THE CURRENTLY OUTSTANDING SHARES OF SERIES C PREFERRED STOCK INTO CLASS A COMMON STOCK AND WARRANTS, AND ASSUMING (I) THE SALE OF THE MINIMUM NUMBER OF UNITS IN THE PRIVATE PLACEMENT, BUT (II) NO EXERCISE OF ANY OF THE WARRANTS OR THE UNIT WARRANTS AND (III) NO SHARES ARE ISSUED PURSUANT TO THE RIGHTS, THE SHARES ISSUED IN THE PRIVATE PLACEMENT WILL REPRESENT 54.0% OF THE TOTAL NUMBER OF OUTSTANDING SHARES OF CLASS A COMMON STOCK AFTER THE PRIVATE PLACEMENT.

         The following table sets forth the relative percentage ownership of the Company's Class A Common Stock following the conversion of the 900,000 shares of Series C Preferred Stock and assuming (i) the sale of Units in the Private Placement as set forth in the table, (ii) no exercise of any of the Warrants or the Unit Warrants and (iii) no shares are issued pursuant to the Rights.

                     Percentage of Class A Common Stock (1)


                                                                      Purchasers
                                                                    in the Private     Current Public
         Dilution Event           Masagung (2)        Latief           Placement        Stockholders
         --------------           ------------        ------        --------------      ------------
  Minimum Offering
  Amount Attained                    42.6%              0%               54.0%              3.4%


  Maximum Offering
  Amount Plus Allotment for          33.0%              0%               64.4%              2.6%
  Oversubscriptions

  Latief Purchase and
  Maximum Offering                   23.5%              9.5%             64.4%              2.6%
  Amount Plus Allotment for
  Oversubscriptions

         (1)     Based on a Unit Price of $3.20.
         (2) Assumes that neither Mr. Putra Masagung nor Mr. Latief purchase Units in the Private Placement.

RIGHTS OF DISSENTING STOCKHOLDERS

         Under the Delaware General Corporation Law, stockholders of the Company are not entitled to any rights of appraisal or dissenters' rights in connection with the adoption of PROPOSAL FIVE: AUTHORIZATION OF THE ISSUANCE OF ADDITIONAL SHARES OF CLASS A COMMON STOCK, WARRANTS AND RIGHTS

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
          PROPOSAL FIVE:  AUTHORIZATION OF THE ISSUANCE OF ADDITIONAL
              SHARES OF CLASS A COMMON STOCK, WARRANTS AND RIGHTS

              PROPOSAL SIX:  APPROVAL OF THE 1993 EXECUTIVE STOCK
       OPTION PLAN AND THE 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Board of Directors of the Company believes that a stock option incentive program is an important factor in attracting, retaining, and motivating highly qualified employees who will dedicate their productive efforts towards the advancement of the interests of the Company and the Bank.

         In 1982, the Board of Directors and the stockholders of the Company adopted and approved an incentive stock option plan and a non-qualified stock option plan which were in effect until February, 1992 when they expired by their terms. See "Executive Compensation - Description of Benefit Plans." The Board of Directors has approved and is submitting to the stockholders for approval the 1993 Executive Stock Option Plan (the "Executive Plan") and the 1993 Non-Employee Directors Stock Option Plan (the "Directors Plan"). Options granted under the Executive Plan may be either incentive stock options which qualify for favorable tax treatment to the optionee, or non-qualified stock options which do not qualify for favorable tax treatment to the optionee but may be granted on terms and conditions that are more varied than for incentive stock options. The two plans are regarded by the Board of Directors as complementary parts of a single stock option incentive program and thus are presented together for stockholder consideration.

         The Executive Plan will cover a total of 11,000,000 shares of Class A Common Stock, and the Directors Plan will cover a total of 500,000 shares of Class A Common Stock. If PROPOSAL FOUR with respect to the Reverse Split is approved, the Executive Plan and the Directors Plan (collectively, the "New Stock Option Plans") will cover 1,100,000 and 50,000 shares of Class A Common Stock, respectively. In each case, the number of options available for grant is subject to adjustment to prevent dilution. Each option granted under either of the New Stock Option Plans must be evidenced by a stock option agreement between the Company and the optionee.

         The employment agreements which the Company has entered into with Messrs. Price and Champion, as described in PROPOSAL ONE-Employment Contracts and Termination of Employment and Change-in-Control Arrangements, provide that the Board of Directors shall, subject to stockholder approval of this PROPOSAL SIX, grant each of Messrs. Price and Champion options under the Executive Plan to acquire shares of the Company's Class A Common Stock equal to 4% of the fully-diluted shares of Class A Common Stock, with additional options to be granted in the future as necessary to maintain the 4% ratio. The effective date of the initial grant of options to Messrs. Price and Champion would be September 30, 1993. For purposes of determining the number of fully-diluted shares, Warrants would not be counted until they become exercisable. Based on the current capitalization of the Company, if this PROPOSAL SIX is approved, each of Mr. Price and Mr. Champion would receive options to purchase 1,976,615 shares of the Company, effective September 30, 1993.

         The options granted to Messrs. Price and Champion would vest over a ten-year period, with 25% vesting on the first anniversary of the employment agreements, 15% vesting on each of the three following anniversaries, and 5% vesting annually thereafter until all options have vested. The exercise price of the options to be granted effective September 30, 1993 would be $0.50 per share (the effective price of the September Investment by the Principal Stockholder) (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR), and the exercise price of subsequent anti-dilution options would be the then-current fair market value of the Class A Common Stock.

         Other than options to be granted to Messrs. Price and Champion under their Employment Agreements, and automatic grants to non-employee directors under the Directors Plan, the Board of Directors is unable to determine at this time the number and value of any stock options that will be granted in the future under the New Stock Option Plans to other participants. Awards under the Executive Plan will be discretionary and will be based on the performance of the Company, the officer's job performance, the importance of his or her position, and his or her contribution to the organization's goals for the award period (which goals in the short term are likely to focus more on capital raising, compliance with regulatory requirements, and improvements in financial performance than on financial performance comparative to other bank holding companies).

         Set forth below are descriptions of the principal terms and conditions of the New Stock Option Plans. The following descriptions are summaries and do not purport to be fully descriptive and reference should be made to the actual New Stock Option Plans for more detailed information. Copies of the Executive Plan and the Directors Plan are attached to this Proxy Statement as Appendices E and F, respectively.

ELIGIBILITY TO PARTICIPATE IN PLANS

         The Executive Plan

         Options under the Executive Plan may be granted to key employees (including directors who are also employees) and consultants of the Company and its subsidiaries who are selected at the discretion of the committee of independent directors (the "Executive Plan Committee") appointed to administer the Executive Plan. If no Executive Plan Committee is appointed, all of the independent directors as a group will automatically constitute the Executive Plan Committee. Independent directors may not receive grants under the Executive Plan.

         The Directors Plan

         Options under the Directors Plan are granted to all non-employee directors of the Company. On April 1, 1994, each non-employee director then serving shall have been granted options to acquire 50,000 shares of Class A Common Stock (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR) (subject to approval of this PROPOSAL SIX). Each non-employee director who is newly appointed or elected subsequent to April 1, 1994 shall, upon the date of such appointment or election, automatically be granted options covering that number of shares of Class A Common Stock (exclusive of fractional shares) equal to the product of 50,000 (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR) multiplied by a fraction the numerator of which is the number of days remaining until the following April 1, and the denominator of which is 365. Each non-employee director who receives an initial grant of options under the Directors Plan on April 1, 1994 or thereafter and is serving on the subsequent April 1 shall automatically be granted options to acquire 25,000 shares of Class A Common Stock (without giving effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR).

PURCHASE PRICE OF SHARES ISSUABLE UPON EXERCISE OF OPTIONS

         The Executive Plan

         The exercise price of options under the Executive Plan must be at least the fair market value of the shares of the Company's Class A Common Stock as of the date the option is granted, except that the exercise price of an incentive stock option granted to a holder of 10% of the voting power of the Company must be no less than 110% of fair market value. The fair market value of shares will be the price which the Executive Plan Committee, acting in good faith, determines would apply to a sale of Class A Common Stock between a willing buyer and a willing seller, in accordance with the terms of the Executive Plan.

         The Directors Plan

         The exercise price of options under the Directors Plan will be the fair market value of the shares of the Company's Class A Common Stock as of the date of grant. The fair market value will be the closing sale price of a share of Class A Common Stock as reported on the AMEX, another stock exchange or the National Association of Securities Dealers Automated Quotation System or, if shares of Class A Common Stock are no longer traded on a stock exchange or on NASDAQ, the average of the bid and asked prices in over-the-counter trading.

PAYMENTS UNDER THE PLANS

         All shares purchased pursuant to an option under the Executive Plan must be paid for in cash. All shares purchased pursuant to an option under the Directors Plan must be paid for in cash or by tendering shares of the Class A Common Stock, or a combination thereof, upon exercise of the option. Shares tendered are valued at their fair market value on the date of exercise.

TERMS OF OPTIONS AND EXERCISABILITY

         The terms of options granted under the Executive Plan may not exceed ten years, provided that in the case of a holder of 10% of the voting power of the Company, the exercise of an incentive stock option shall not be permitted more than five years after the date of grant. The Executive Plan Committee has the right to provide for the vesting of options in installments and at such times and subject to the satisfaction of such conditions as it may determine.

         Options granted under the Directors Plan will have a term of ten years. One-half of the number of any options granted under the Directors Plan will be exercisable upon the expiration of one full year of service as a non-employee director following the date of grant, and the remaining one-half will become exercisable upon the expiration of two years from the date of grant.

TRANSFER OF OPTIONS

         Options granted under either of the New Stock Option Plans are not transferable except by will or the laws of descent. Therefore, during the lifetime of an option holder, an option may be exercised only by the option holder (or his or her personal representative in the case of disability).

TERMINATION OF EMPLOYMENT OR DIRECTOR STATUS

         In the event that the holder of options under the Directors Plan ceases to be a director for any reason, all options held by the holder that are not exercisable within 30 days after the date of such termination shall expire. All options exercisable within 30 days after termination shall be exercisable until the earlier to occur of (a) one year from termination, or (b) five years from the date of grant.

         In the event of termination of employment, all options granted under the Executive Plan may be exercised only as provided in the option agreement between the Company and the optionee. In the event of termination for a reason other than death or disability, incentive stock options must be exercised within no more than three months after termination. In the event of termination as a result of death or disability, incentive stock options must be exercised within twelve months after termination.

DILUTION AND OTHER ADJUSTMENTS

         With respect to both New Stock Option Plans, if the number of shares of the Company's Class A Common Stock is increased or decreased or if such shares are changed into a different security, with or without consideration, through a corporate reorganization, stock split or similar transaction, the number of shares subject to options and the exercise price shall be adjusted accordingly.

FEDERAL INCOME TAX CONSIDERATIONS

         The Executive Plan

         Options granted under the Executive Plan may be either incentive stock options in accordance with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options that do not meet the requirements of Section 422. In the case of an incentive stock option, the optionee will realize no taxable income upon either the grant or exercise of an incentive stock option, nor will the Company obtain any deduction from its taxable income. Upon subsequent disposition of shares acquired pursuant to the exercise of an incentive stock option, if the shares have not been disposed of prior to two years from the date of grant nor within one year from the date of exercise, the excess, if any, of the sales price of the shares upon disposition over the exercise price of the option will be treated as long-term capital gain to the optionee.

         If the shares acquired pursuant to the exercise of an incentive stock option are disposed of prior to the expiration of the required holding period, the optionee realizes ordinary income to the extent of the lesser of the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the option or the gain realized on sale, and the Company will be allowed a deduction to the extent of the ordinary income recognized by the optionee. In addition, if the shares have been held for more than 12 months, the excess, if any, of the sales price of the shares upon disposition over the fair market value of the shares on the date of exercise will be treated as long-term capital gain to the optionee; if the shares have been held for 12 months or less, the excess, if any, of the sales price of the shares upon disposition over the fair market value of the shares on the date of exercise will be treated as short-term capital gain to the optionee.

         Upon the grant of a non-qualified option, no taxable income will be realized by the optionee nor will any deduction from the Company's taxable income be allowed. Upon the exercise of a non-qualified stock option, the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the option will be treated as ordinary income to the optionee, and the Company will be allowed a deduction to the extent of the ordinary income recognized by the optionee, assuming the Company complies with applicable federal income tax withholding requirements. Upon subsequent disposition of shares acquired pursuant to the exercise of a non-qualified stock option, if the shares have been held for more than 12 months, the excess, if any, of the sales price of the shares upon disposition over the fair market value of the shares on the date of exercise will be treated as long-term capital gain to the optionee; if the shares have been held for 12 months or less, the excess, if any, of the sales price of the shares upon disposition over the fair market value of the shares on the date of exercise will be treated as short-term capital gain to the optionee.

         The Directors Plan

         All options granted under the Directors Plan will be treated for federal income tax purposes as non-qualified stock options.

ADMINISTRATION, MODIFICATION AND TERMINATION OF THE PLANS

         The Executive Plan is administered by the Executive Plan Committee, which is composed of non-employee directors. The Directors Plan is administered by the Board of Directors. The New Stock Option Plan administrators administer the New Stock Option Plans in accordance with the terms and conditions thereof, interpret the New Stock Option Plans and make appropriate determinations under the New Stock Option Plans, including as to the Executive Plan the employees to whom options shall be granted, the number of options to be granted to each employee, the exercise price of each option, any vesting period or other conditions to exercise and the period during which each option may be exercised. Awards under the Executive Plan will be discretionary based on employees' job performance, contribution to the Company's goals for the award period, and the importance of the employee's position to the Company, except that the Company has agreed to grant to each of Messrs. Price and Champion options under the Executive Plan to purchase up to 4% of the fully-diluted Class A Common Shares of the Company.

         The New Stock Option Plan Committees may amend the New Stock Option Plans, except that stockholder approval is required to (i) increase the number of shares available under the New Stock Option Plans other than for anti-dilution purposes, or (ii) reduce the exercise prices of options granted thereunder below those specified in the New Stock Option Plans. The Directors Plan may not be amended more than once every six months.

         The Executive Plan will terminate in 2003 unless earlier terminated. The Directors Plan will terminate at such time as the Board, in its discretion, so determines. Upon termination of each New Stock Option Plan, no more options may be granted under such New Stock Option Plan, although termination will not affect the options previously granted under the New Stock Option Plan.

         The following table shows grants made during 1993 for the individuals and groups set forth below under the Executive Plan and are subject to stockholder approval of this PROPOSAL SIX:

                           OPTIONS GRANTED UNDER THE
                    1993 EXECUTIVE STOCK OPTION PLAN IN 1993

                                                           NUMBER OF SHARES OF CLASS A
                                                         COMMON STOCK UNDERLYING OPTIONS
                   NAME AND POSITION                          GRANTED IN 1993(1)(2)
                   -----------------                          ---------------------
 Kent D. Price                                                      1,976,615
          Chairman and Chief Executive Officer of the
          Company and the Bank
 Stephen R. Champion                                                1,976,615
          Vice Chairman and Chief Financial Officer
          of the Company and the Bank and Chief
          Investment Officer of the Bank

 Executive Officer Group                                            3,953,230

 Non-Executive Officer Director Group                                        0
 Non-Executive Officer Employee Group                                        0
- - ---------------------

(1) Does not give effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR.

(2) The options were granted effective September 30, 1993. The options vest over a ten-year period, with 25% vesting on the first anniversary of the employment agreements of Messrs. Price and Champion, 15% vesting over the three following anniversaries, and 5% vesting annually thereafter until all options have vested. The table does not include additional options required to be granted pursuant to the employment agreements of Messrs. Price and Champion to maintain their options at 4% of the fully-diluted shares of Class A Common Stock upon the issuance of shares in the future.

         No grants of options were made during 1993 under the Directors Plan. The following table shows grants made during the period from January 1994 through April 1994 for the individuals and groups set forth below under the Directors Plan and are subject to stockholder approval of this PROPOSAL SIX:

                           OPTIONS GRANTED UNDER THE
                     1993 NONEMPLOYEE DIRECTORS STOCK PLAN
                               THROUGH APRIL 1994

                                                  NUMBER OF SHARES OF CLASS A
                                                COMMON STOCK UNDERLYING OPTIONS
          NAME AND POSITION                     GRANTED THROUGH APRIL 1994(1)(2)
          -----------------                     --------------------------------
 Donna Miller Casey                                         50,000
          Director of the Company and Bank

 Carl D. Gustavson                                          50,000
          Director of the Company and Bank

 David R. Holbrooke                                         50,000
          Director of the Company and Bank

 Willard D. Sharpe                                          50,000
          Director of the Company and Bank

 Gordon B. Swanson                                          50,000
          Director of the Company and Bank

 Executive Officer Group                                         0

 Non-Executive Officer Director Group                      250,000

 Non-Executive Officer Employee Group                            0
- - ---------------------

(1) Does not give effect to the 1-for-10 reverse stock split described in PROPOSAL FOUR.

(2) The options were granted effective April 1, 1994. The options vest over a two-year period, with 50% vesting on the expiration of one full year of service as a Nonemployee Director following the date of the grant of such stock option, and the remaining 50% vesting on the expiration of two full years of service as a Nonemployee Director following the date of the grant of such option.


            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
        PROPOSAL SIX:  APPROVAL OF THE 1993 EXECUTIVE STOCK OPTION PLAN
             AND THE 1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN



                   PROPOSAL SEVEN:  RATIFICATION OF SELECTION
                OF INDEPENDENT ACCOUNTING FIRM FOR 1993 AND 1994

         The firm of KPMG Peat Marwick, independent public accountants, was appointed in June 1990 to audit the books and records of the Company and the Bank for 1990 and also audited the books and records of the Company and the Bank in 1991, 1992 and 1993. Audit services performed by KPMG Peat Marwick during 1992 and 1993 consisted of examining financial statements, preparing management letters and tax returns and consulting on accounting matters.

         The selection of an independent accounting firm to provide audit services for the Company has been approved annually by the Company's Board of Directors. The Board desires to have KPMG Peat Marwick continue as the independent accounting firm for the Company for the current 1994 fiscal year. Accordingly, stockholders are being asked to act upon a proposal to ratify the Board of Directors' selection of KPMG Peat Marwick for both 1993 and 1994. If stockholders do not approve this proposal, the Board of Directors will reconsider its selection of an accounting firm.

         KPMG Peat Marwick has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   PROPOSAL SEVEN:  RATIFICATION OF SELECTION
                OF INDEPENDENT ACCOUNTING FIRM FOR 1993 AND 1994



                             STOCKHOLDER PROPOSALS

         The deadline for stockholders to submit proposals to be considered for inclusion in the Company's proxy statement and form of proxy for the 1995 annual meeting of stockholders is January 7, 1995.

                             OTHER PROPOSED ACTION

         The Board of Directors is not aware of other business which will come before the Annual Meeting, but if any such matters are properly presented, proxies solicited hereby will be voted, at the proxy holder's discretion, upon the direction of management. All shares represented by duly executed proxies will be voted at the Annual Meeting.

                                   BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY


                                           LINDA M. TANNER
                                           Assistant Secretary

San Francisco, California
May 7, 1994

                                                                      APPENDIX A

MONTGOMERY
SECURITIES                                                 600 MONTGOMERY STREET
                                                         SAN FRANCISCO, CA 94111
                                                                  (415) 627-2000


November 20, 1992

Members of the Board of Directors
Bank of San Francisco Company Holding Company
550 Montgomery Street
San Francisco, CA 94111

Ms. Casey and Gentlemen:

         We understand that Bank of San Francisco Company Holding Company, a Delaware corporation (the "Company"), and Putra Masagung, a private investor who is a citizen of Indonesia (the "Purchaser") have entered into a Subscription Agreement, dated as of October 29, 1992, as amended as of November 20, 1992 (the "Agreement") pursuant to which (i) the Company will issue and sell up to 500,000 shares of its 9% Series C Perpetual Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock"), to the Purchaser at $20.00 per share in two closings, with the number of shares required to be purchased by the Purchaser at each closing subject to reduction in the event the Company sells shares of Series C Preferred Stock to executive officers and directors of the Company other than the Purchaser; (ii) the Company granted to the Purchaser an option to purchase up to an additional 400,000 shares of the Series C Preferred Stock at a price of $20.00 per share, exercisable in full or in part at any time on or before December 31, 1993; and (iii) the Purchaser also agreed to purchase, at the Company's option, either (a) at least $2,000,000 of Class A Common Stock of the Company, or of rights to subscribe for shares of such Class A Common Stock, which the Company is currently proposing to offer to its stockholders in a rights offering to be completed no later than March 31, 1993 or (b) an additional 100,000 shares of Series C Preferred Stock at $20.00 per share (collectively the "Transaction").

         You have asked for our opinion as to whether the consideration to be received by the Company from the Purchaser in the Transaction as contemplated by the Agreement, when taken as a whole, is fair to the current stockholders of the Company (other than the Purchaser and the other executive officers and directors of the Company and the Bank) from a financial point of view, as of the date hereof.

         We understand that the Company may issue shares of Series C Preferred Stock or other equity securities of the Company in connection with a possible repurchase of limited partnership interests in Bank of San Francisco Building Company (the "Partnership") from certain officers, directors and/or shareholders of the Company. We understand that a subsidiary of the Bank is the general partner of the Partnership, which owns the building in which the Company's headquarters are located. With your permission, we are not rendering any opinion with respect to the consideration to be received by the Company for such Series C Preferred Stock or other equity securities in any such transactions.

         In connection with our opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to the Company, including the consolidated financial statements for recent years and interim periods to date and certain other relevant financial and operating data relating to the Company made available to us from published sources and from the internal records of the Company; (ii) reviewed the Agreement; (iii) reviewed the Certificate of Designations of Rights, Preferences, Privileges and Restrictions of the Series C Preferred Stock, as amended (the "Certificate") and attached as Exhibit A to the Agreement; (iv) reviewed certain historical market prices and trading volumes of the Company's Class A Common Stock on the

Members of the Board of Directors
Bank of San Francisco Company Holding Company
Page 2

American Stock Exchange; (v) compared the Company from a financial point of view with certain other companies in the financial services industry which we deemed relevant; (vi) considered the financial terms, to the extent publicly available, of selected recent transactions of financial institutions which we deemed to be comparable, in whole or in part, to the Transaction, (vii) reviewed and discussed with representatives of the management of the Company certain information of a business and financial nature regarding the Company, furnished to us by them, including financial forecasts and related assumptions of the Company; (viii) made inquiries regarding and discussed the Agreement, the Certificate, the Transaction, and other matters related thereto with the Company and its counsel and accountants; and (ix) performed such other analyses and examinations as we have deemed appropriate.

         In connection with our review, we have not independently verified any of the foregoing information, have relied on all such information and assumed that all such information is complete and accurate in all material respects. With respect to the Company's financial forecasts provided to us by management, we have assumed for purposes of our opinion that they have been reasonably prepared on bases reflecting the best available estimates and judgments of the Company's management at the time of preparation as to the future financial performance of the Company and that they provide a reasonable basis upon which we can form our opinion. We have also assumed that there has been no material change in the Company's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to us. We have relied on advice of counsel to the Company as to all legal matters with respect to the Company, the Certificate, the Transaction, and the Agreement. In addition, we have not made an independent evaluation, appraisal or physical inspection of the assets or individual properties of the Company nor have we been furnished with any such appraisals. Further, our opinion is based on economic, monetary and market conditions existing as of the date hereof.

         In the ordinary course of our business we may trade the equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. We have also performed various investment banking services for the Company in the past.

         Based upon the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the consideration to be received by the Company from the Purchaser in the Transaction as contemplated by the Agreement, when taken as a whole, is fair to the current stockholders of the Company (other than the Purchaser and the other executive officers and directors of the Company and the Bank) from a financial point of view.

         This opinion is furnished pursuant to our engagement letter, dated October 28, 1992, and is solely for the benefit of the Board of Directors of the Company. Except as provided in such engagement letter, this opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner without our prior written consent.

                          Very truly yours,

                          MONTGOMERY SECURITIES

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                 BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY

                 Bank of San Francisco Company Holding Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

                 DOES HEREBY CERTIFY:

                 FIRST: That at a meeting of the Board of Directors of the Corporation held on May __, 1994, resolutions were duly adopted setting forth proposed amendments to the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and to the Amended and Restated Certificate of Designations of Rights, Preferences, Privileges and Restrictions of the Corporation's 9% Series C Perpetual Preferred Stock (the "Certificate of Designations"), declaring said amendments to be advisable, and directing that said amendments be considered by the stockholders of the Corporation at their 1994 annual meeting.

                 SECOND: That thereafter, the 1994 annual meeting of the stockholders of the Corporation was duly called and held on May 23, 1994, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of said amendments.

                 THIRD: That said amendments to the Certificate of Incorporation and the Certificate of Designations included as a part thereof are as follows:

         I.      AMENDMENT TO THE CERTIFICATE OF INCORPORATION

A.       ARTICLE FOURTH.  CAPITAL STOCK.

         Paragraph A of Article Fourth of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

                 FOURTH.  Capital Stock.

                 A. This corporation is authorized to issue three classes of shares, which shall be known as Preferred Stock, Class A Common Stock and Class B Common Stock. The total number of shares of stock of all classes that this corporation is authorized to issue is Four Hundred Two Million Five Hundred

                          Twenty-Eight Thousand Six Hundred Thirty-Five (402,528,635). Each share of each class of stock of this corporation shall have a par value of $0.01.
                          The total number of shares of Preferred Stock which this corporation is authorized to issue is Two Million Five Hundred Thousand (2,500,000). The total number of shares of Class A Common Stock which this corporation is authorized to issue is Four Hundred Million (400,000,000). The total number of shares of Class B Common Stock which this corporation is authorized to issue is Twenty-Eight Thousand Six Hundred Thirty-Five (28,635).

         II.     AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS

                 Subsection (b) of Section VI of the Corporation's Certificate of Designations is hereby amended in its entirety to read as follows:

                 (b) Requirement to Convert. Each share of the Series C Preferred Stock issued and outstanding as of May 31, 1994 which has not been converted in accordance with
                          Section VI(a) above shall automatically be converted at the office of the Corporation or of a transfer agent for the Series C Preferred Stock on the terms described in Section VI(a) above on May 31, 1994.


                 FOURTH: That thereafter, the annual meeting of the stockholders of the Corporation was duly called and held on May 23, 1994, upon notice in accordance with Section 222 of the General Corporation Law of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

                 FIFTH: That the foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                 IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and Secretary this __________ day of _____, 1994.

                        BANK OF SAN FRANCISCO COMPANY
                        HOLDING COMPANY, a Delaware
                        corporation




                        By: ________________________
                            Rodney D. Freed,
                            President




ATTEST:


     ____________________
     Secretary

                                                                      APPENDIX C

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                 BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY


                 Bank of San Francisco Company Holding Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

                 DOES HEREBY CERTIFY:

                 FIRST: That at a meeting of the Board of Directors of the Corporation held on May __, 1994, resolutions were duly adopted setting forth a proposed amendment to the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), declaring said amendment to be advisable, and directing that said amendment be considered by the stockholders of the Corporation at their 1994 annual meeting.

                 SECOND: That thereafter, the 1994 annual meeting of the stockholders of the Corporation was duly called and held on May 23, 1994, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of said amendment.

                 THIRD: That said amendment to the Certificate of Incorporation is as follows:

         AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         Paragraph A of Article Fourth of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

                 FOURTH.  Capital Stock.

                          A. This corporation is authorized to issue three classes of shares, which shall be known as Preferred Stock, Class A Common Stock and Class B Common Stock. The total number of shares of stock of all classes that this corporation is authorized to issue is Four Hundred Five Million Twenty-Eight Thousand Six Hundred Thirty-Five (405,028,635). Each share of each class of stock of this corporation shall have a par value of $0.01. The total number of shares of Preferred Stock which this corporation is authorized to issue is Five Million (5,000,000). The total number of shares of Class A Common Stock which this corporation is authorized to issue is Four Hundred Million (400,000,000). The total number of shares of Class B Common Stock which this corporation is authorized to issue is Twenty-Eight Thousand Six Hundred Thirty-Five (28,635).

                 FOURTH: That thereafter, the annual meeting of the stockholders of the Corporation was duly called and held on May 23, 1994, upon notice in accordance with Section 222 of the General Corporation Law of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

                 FIFTH: That the foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                 IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and Secretary this ___________ day of _____, 1994.


                        BANK OF SAN FRANCISCO COMPANY
                        HOLDING COMPANY, a Delaware
                        corporation



                        By: ________________________
                            Rodney D. Freed,
                            President




ATTEST:



____________________
_______________,
Secretary

                                                                      APPENDIX D

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           THE SAN FRANCISCO COMPANY


         This Amended and Restated Certificate of Incorporation is the Certificate of Incorporation for The San Francisco Company, formerly named the Bank of San Francisco Company Holding Company, and originally named the Bank of San Francisco (Delaware) Holding Company in the original certificate of incorporation filed with the Delaware Secretary of State on the 24th day of June, 1988.

         This Amended and Restated Certificate of Incorporation has been duly adopted in compliance with Section 245 of the General Corporation Law of the State of Delaware by resolution of the Board of Directors of the corporation, and approved by the stockholders of the corporation in compliance with Section 242 of the General Corporation Law of the State of Delaware at the 1994 annual meeting of the stockholders duly called and held on May 23, 1994, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute voted in favor of the amendments and the restatement as follows:

         FIRST.  Name.  The name of the corporation is The San Francisco
Company.

         SECOND. Registered Office. The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the corporation at such address is The Corporation Trust Company.

         THIRD. Purpose. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH. Capital Stock.

         A. This corporation is authorized to issue two classes of shares, which shall be known as Preferred Stock and Class A Common Stock. Prior to the date of this Amended and Restated Certificate of Incorporation, the corporation was also authorized to issue an additional class of shares known as Class B Common Stock. There are no shares of Class B Common Stock issued and outstanding. Each authorized share of Class B Common Stock of this corporation is hereby reclassified as and into one share of

Class A Common Stock of this corporation. The total number of shares of stock of all classes that this corporation is authorized to issue is Forty-Five Million (45,000,000). Each share of each class of stock of this corporation shall have a par value of $0.01. The total number of shares of Preferred Stock which this corporation is authorized to issue is Five Million (5,000,000). The total number of shares of Class A Common Stock which this corporation is authorized to issue is Forty Million (40,000,000).

         B. The Preferred Stock of this corporation may be issued as a class, without series or, if so determined from time to time by the Board of Directors, in one or more series, each series to be expressly designated by a distinguishing number, letter or title. The Preferred Stock, and each series thereof, shall have such voting powers and other rights, privileges, preferences and restrictions as shall be set forth in the resolutions of the Board of Directors providing for the issuance of such Preferred Stock. There is hereby expressly granted to the Board of Directors of this corporation the authority to determine, fix, alter or revoke any and all of the rights, preferences, privileges and restrictions and other terms of the Preferred Stock and any series thereof, and the number of shares constituting any series and the designation thereof, and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding, or to eliminate entirely any series if there no longer are any outstanding shares of such series (and, thereupon, the shares previously designated for such series shall become authorized but undesignated shares). In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolution originally setting forth the number of shares of such series.

                 1. Dividend Rights. Subject to the limitations prescribed herein and any further limitations in accordance herewith, holders of shares of Class A Common Stock shall be entitled to receive, when and as declared by the Board of Directors of the corporation, out of the assets or funds of the corporation which are by law available therefor, dividends payable in cash, or in property, or in shares of Common Stock, or in shares of any series of Preferred Stock, or in any combination thereof. No dividends, however, other than dividends payable in shares of Class A Common Stock, shall be paid on the Class A Common Stock if dividends in full on all outstanding shares of Preferred Stock to which the holders thereof are entitled shall not have been paid or declared and set apart for payment.

                 2.       Voting Rights.

                          (a)     Except as expressly provided herein, at every
meeting of stockholders of the corporation, every holder of Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock outstanding in his name on the transfer books of the corporation.

                          (b)     The holders of Class A Common Stock shall
vote together with the holders of any series of Preferred Stock entitled to vote in the election of directors generally, voting together as a single class, to elect all of the directors to be elected at any meeting of stockholders called for the election of directors, subject to the provisions of any resolution or resolutions of the Board of Directors adopted pursuant to Article Fourth hereof creating any series of Preferred Stock and relating to the rights of the holders of such Preferred Stock to elect additional directors in specified circumstances.

         FIFTH.  Board of Directors.

         A. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. Subject to the provisions of any resolution or resolutions of the Board of Directors adopted pursuant to Article Fourth hereof creating any series of Preferred Stock and relating to the rights of the holders of such Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the whole board of directors of this corporation shall be determined in accordance with the Bylaws (or amendment thereof) of the corporation.

         B. Nomination of candidates for election to the Board of Directors shall be made as provided in the Bylaws of the corporation.

         C. The Board of Directors, other than those who may be elected by the holders of any series of Preferred Stock created by any resolution or resolutions of the Board of Directors adopted pursuant to Article Fourth hereof who are not entitled to vote for the election of directors generally, shall be and is divided into three classes: Class I, Class II and Class III, which shall be as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected. Notwithstanding the foregoing provisions of this Article Fifth, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.

         D. Subject to the provisions of any resolution or resolutions of the Board of Directors adopted pursuant to Article

Fourth hereof creating any series of Preferred Stock and relating to the rights of the holders of such Preferred Stock to elect additional directors under specified circumstances, the newly-created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to maintain such classes as nearly equal in number as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         E. Subject to the provisions of any resolution or resolutions of the Board of Directors adopted pursuant to Article Fourth hereof creating any series of Preferred Stock and relating to the rights of the holders of such Preferred Stock to elect additional directors under specified circumstances, the newly-created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office (and not by the stockholders), even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

         SIXTH. Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws of the corporation subject to any particular provisions concerning amendment set forth in this Amended and Restated Certificate of Incorporation or the Bylaws of the corporation.

         SEVENTH.         Elimination of Certain Liability of Directors.  No
director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

         EIGHTH. Stockholder Meetings. Special meetings of the stockholders for any purpose of purposes whatsoever may be called at any time only by the Board of Directors, the Chairman of the Board, or the President of the corporation, or by the holders of shares entitled to cast not less than 10% of the votes at such meeting.

         NINTH. Location of Books and Records. The books of the corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the Board of Directors or in the Bylaws of the corporation.

         TENTH. Supermajority Vote. Subject to the provisions of Article Eleventh hereof, the affirmative vote of the holders of no less than 66-2/3% of the outstanding voting stock of the corporation shall be required for the approval or authorization of any (i) merger or consolidation of the corporation with or into any other corporation, or (ii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation to or with any other corporation, person or other entity; provided, however, that such 66-2/3% voting requirement shall not be applicable if the Board of Directors of the corporation shall have approved such a transaction described in clause (i) or (ii) by a resolution adopted by 66-2/3% of the members of the Board of Directors. This Article Tenth shall not be altered, amended or repealed except by the affirmative vote of the holders of not less than 66-2/3% of the stock of the corporation issued and outstanding having voting power, given at a stockholders' meeting duly called for that purpose, upon a proposal adopted by the Board of Directors.

         ELEVENTH.  Equal Price Protection.

         A.      Definitions.  For the purposes of this Article Eleventh:

                 1. "Affiliate shall mean any person who, directly or indirectly, controls, in controlled by, or is under common control with another person.

                 2. "Announcement Date" shall mean the date of the first public announcement of a proposed Business Combination.

                 3. "Associate" means (i) with respect to a corporation or association, any officer or director thereof or of a subsidiary thereof,
(ii) with respect to a partnership, any general partner thereof or any limited partner thereof having a 10 percent ownership interest in such partnership,
(iii) with respect to a business trust, any officer or trustee thereof or of any subsidiary thereof, (iv) with respect to any other trust or an estate, any trustee, executor or similar fiduciary and any person who has a substantial interest as a beneficiary of such trust or estate, (v) with respect to a natural person, the spouses and children thereof and any other relative thereof or of the spouse thereof who has the same home, and (vi) any Affiliate of any such person.

                 4. "Beneficial Owner" shall mean, as to any share of Voting Stock, a person:

                                  (a)      who beneficially owns, directly or
indirectly, such shares; or

                                  (b)      who has (i) the right to acquire
such shares from any other person (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; (ii) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding; or

                                  (c)      which is beneficially owned,
directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                 5. "Business Combination" shall mean any transaction which is referred to in any one or more of subparagraphs 1 through 5 of paragraph B of this Article Eleventh.

                 6. "Determination Date" shall mean the date on which an Interested Stockholder became an Interested Stockholder.

                 7. "Disinterested Director" shall mean any member of the Board of Directors of the corporation who is neither an Affiliate nor an Associate of, and not a nominee of, an Interested Stockholder involved in a Business Combination, or an Affiliate or Associate of such Interested Stockholder; and who (i) was a member of the Board of Directors prior to the time that such Interested Stockholder became such, or (ii) is a successor of such a member who was nominated to succeed such a member by a majority of Disinterested Directors then on the Board.

                 8. "Fair Market Value" means (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers,

Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in questions of a share of such stock as determined in good faith by a majority of the Disinterested Directors then in office, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a greater number of shares of such stock into a smaller number of shares of such stock; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Disinterested Directors then in office.

                 9. References to "highest per share price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

                 10. "Interested Stockholder" shall mean any Person (other than the corporation, any Subsidiary, any pension, saving or other employee benefit plan for the benefit of employees of the corporation and/or any Subsidiary) who or which:

                                  (a)      is the beneficial owner, directly or
indirectly, of more than 10% of the combined voting power of the then outstanding Voting Stock;

                                  (b)      is an Affiliate of the corporation
and at any time within the five-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

                                  (c)      is a assignee of or has otherwise
succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the five-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

         Any reference to an Interested Stockholder involved in a Business Combination shall also refer to any Affiliates or Associates thereof, any predecessor thereto, and all members of any partnership, syndicate or group which includes such

Interested Stockholder. For purposes of determining whether a person is an Interested Stockholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of definition 3 above but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                 11. "Person" shall mean any individual, firm, trust, partnership, association, corporation or other entity.

                 12. "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that, for the purposes of the definition of Interested Stockholder set forth in Section A(10) of this Article, the term "Subsidiary" shall mean only a corporation of which majority of each class of equity security is owned, directly or indirectly, by the corporation.

                 13. "Voting Stock" shall mean stock of all classes and series of the corporation entitled to vote generally in the election of directors.

         B. Transactions Requiring 80% Affirmative Vote. In addition to any affirmative vote required by law, by this Amended and Restated Certificate of Incorporation, or otherwise, and except as otherwise expressly provided in paragraph C of this Article Eleventh, none of the following transactions shall be consummated unless such consummation shall have been approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of Voting Stock voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lessor percentage may be specified by law, in this Amended and Restated Certificate of Incorporation or otherwise:

                 1. Any merger or consolidation of the corporation or any Subsidiary with (a) an Interested Stockholder or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder.

                 2. Any sale, lease, exchange, mortgage, pledge, grant of a security interest, transfer or other disposition (in one transaction or a series of transactions) directly or indirectly, of any assets of the corporation (including, without limitation, any voting securities of a subsidiary) or any Subsidiary, having an aggregate Fair Market Value of $5,000,000 or more to or with (a) an Interested Stockholder or (b) any other person (whether or not itself an Interested Stockholder) which is, or after such transaction would be, an Affiliate or Associate of an Interested Stockholder.

                 3. The adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of an Interested Stockholder.

                 4. The issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary, or both, having an aggregate Fair Market Value of $5,000,000 or more, to (a) an Interested Stockholder or (b) any other person (whether or not itself an Interested Stockholder) which is, or after such issuance or transfer would be, an Affiliate or Associate of an Interested Stockholder, except as part of a stock split or dividend in which all stockholders of such class are treated equally, or on the conversion or exchange of securities of the corporation or a Subsidiary acquired by the Interested Stockholder in a transaction approved as herein provided.

                 5. Any reclassification of securities (including any reverse stock split) or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary directly or indirectly beneficially owned by (a) an Interested Stockholder or (b) any other person (whether or not itself an Interested Stockholder) which is, or after such reclassification, recapitalization, merger or consolidation or other transaction would be, an Affiliate or Associate of an Interested Stockholder; or as a result of which the Stockholders of the corporation would cease to be stockholders of a corporation incorporated under the laws of the State of Delaware having, as part of its certificate of incorporation, provisions to the same effect as this Article Eleventh.

         C. Exceptions to 80% Affirmative Vote Requirement. The requirements of paragraph B of this Article Eleventh shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, by any other Article of this Amended and Restated Certificate of Incorporation or otherwise, if all of the conditions specified in either of the following paragraphs 1 or 2 are met:

                 1. Approval by Disinterested Directors. The Business Combination shall have been approved by a majority of the Directors of the corporation, excluding Directors who are not Disinterested Directors.

                 2. Price and Procedural Requirements. All of the following conditions have been met:

                          (a)     The aggregate amount of the cash and Fair
Market Value as of the date of the consummation of the Business Combination (the "Consummation Date") of consideration other than cash to be received per share by holders of Class A Common Stock and Preferred Stock in such Business Combination shall be at least equal to the higher of the following:

                                  (i)      (if applicable) the highest per
share price (including any brokerage commission, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Class A Common Stock immediately prior to the Announcement Date or (2) in the transaction in which it became an Interested Stockholder, whichever is higher; and

                                  (ii)     the Fair Market Value per share of
Class A Common Stock on the Announcement Date or on the Determination Date, whichever is higher.

                          (b)     The aggregate amount of the cash and the Fair
Market Value as of the date of the consummation of the Business Combination of the consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this clause (b) shall be required to be met with respect to every class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                                  (i)      (if applicable) the highest per
share price (including any brokerage commission, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Stockholder, whichever is higher;

                                  (ii)     the Fair Market Value per share of
such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                                  (iii)    (if applicable) the highest
preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary.

                          (c)     The consideration to be received by holders
of a particular class of outstanding Voting Stock (including Class A Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for the shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

                          (d)     After the Determination Date and prior to the
Consummation Date (i) except as approved by a majority of the total number of Disinterested Directors then in office, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preferred Stock of the Corporation; (ii) there shall have been (x) no reduction in the annual rate of dividends paid on the Class A Common Stock (except as necessary to reflect any subdivision of the Class A Common Stock), except as approved by a majority of the total number of Disinterested Directors, and (y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Class A Common Stock, unless the failure so to increase such annual rate is approved by a majority of the total number of Disinterested Directors; and
(iii) such Interested Stockholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

                          (e)     After the Determination Date, such Interested
Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by or through the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                          (f)     A proxy or information statement describing
the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

                          (g)     The holders of all outstanding shares of
Voting Stock not beneficially owned by the Interested Stockholder prior to the consummation of any Business Combination shall be entitled to receive in such Business Combination cash or other consideration for their shares of such Voting Stock in compliance with paragraphs 2(a), (b) and (c) of this Section C (provided, however, that the failure of any such holders who are exercising their statutory rights to dissent from such Business Combination and receive payment of the fair value of their shares to exchange their shares in such Business Combination shall not be deemed to have prevented the condition set forth in this paragraph 2(g) from being satisfied).

         D. The power and duty to determine for the purposes of this Article Eleventh on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article Eleventh, including, without limitation, (1) whether a person is an Interested Stockholder, (2) the number of shares of Voting Stock beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, (4) whether the requirements of paragraph C of this Article Eleventh have been met;
(5) whether the assets which are the subject of any Business Combination, or the securities to be issued or transferred by the corporation or any Subsidiary in any business Combination, have an aggregate Fair Market Value of $5,000,000 or more; and (6) such other matters with respect to which a determination is required under this Article Eleventh shall be exercised in a manner approved by a majority of the Board of Directors, excluding Directors who are not Disinterested Directors. The good faith determination with respect to such approval by a majority of the Board of Directors, excluding Directors who are not Disinterested Directors, on such matters shall be conclusive and binding for all purposes of this Article Eleventh.

         E. Nothing contained in this Article Eleventh shall be construed to relieve an Interested Stockholder of any fiduciary obligation imposed by law.

         F. Notwithstanding any other Article of this Amended and Restated Certificate of Incorporation or the Bylaws of the corporation or the fact that a lesser percentage may be specified by law, this Amended and Restated Certificate of Incorporation or the Bylaws of the corporation, the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, alter or adopt any provision inconsistent with or to repeal this Article Eleventh.

         TWELFTH.         Amendments.  The corporation reserves the right to
amend and repeal any provision contained in this Amended and Restated Certificate of Incorporation, and to take other corporate action to the extent and in the manner now or hereafter permitted or prescribed by the laws of the State of Delaware subject to the provisions of this Amended and Restated Certificate of Incorporation, and all rights herein conferred on stockholders are granted subject to this reservation.

         THIRTEENTH.      Business Combinations with Interested Stockholders.
The corporation hereby expressly elects not to be governed by Section 203 of the Delaware General Corporation law entitled "Business Combinations with Interested Stockholders."

         FOURTEENTH.      Issuances of Stock.  Any issuance of securities by
the corporation, except for issuances of shares of the Class A Common Stock (i) to any person upon the exercise of any options to acquire such stock under the Company's 1982 Incentive Stock Option Plan, 1982 Stock Option Plan, 1993 Executive Stock Option Plan and 1993 Nonemployee Director Stock Option Plan,
(ii) upon the conversion of any shares of the Series B Preferred Stock, or
(iii) upon the exercise of any warrants held by any stockholder as of June 30, 1994, shall require either the unanimous approval of the Board of Directors of the corporation or the approval of the holders of a majority of the outstanding voting stock of the corporation.

         IN WITNESS WHEREOF, the corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President and Secretary this ___ day of __________, 1994.



                        By: _____________________
                            Rodney D. Freed
                            President


ATTEST:

__________________
__________________
     Secretary

                                                                      APPENDIX E

                        1993 EXECUTIVE STOCK OPTION PLAN
                                       OF
                 BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY

                                    RECITAL
                                PURPOSE OF PLAN

          The purpose of this 1993 Executive Stock Option Plan of Bank of San Francisco Company Holding Company (the "Holding Company") is to enable the Holding Company and its Subsidiaries (as such terms are defined below) to attract, retain and motivate their Executives (as defined below) by providing for or increasing the proprietary interests of such Executives in the Holding Company.

                                   SECTION 1
                                  DEFINITIONS

     As used in this Plan and all options granted hereunder, the following definitions shall apply:

          1.1 BANK shall mean the Bank of San Francisco, a Subsidiary of the Holding Company.

          1.2      BOARD shall mean the Board of Directors of the Holding
Company.

          1.3 CODE shall mean the Internal Revenue Code of 1986, as amended.

          1.4 COMMITTEE shall mean (a) a committee selected by the Board composed solely of Outside Directors and charged with the administration of the Plan, or (b) if the Board does not select a committee, the Outside Directors of the Board.

          1.5 COMMON STOCK shall mean the Class A Common Stock of the Holding Company, par value $0.01 per share.

          1.6 EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

          1.7 EXECUTIVE shall mean an individual who in the judgment of the Committee, in its sole discretion, is a key employee of the Holding Company or its Subsidiaries, or a consultant to the Holding Company or its Subsidiaries whose work is deemed by the Committee to be of such significance that an award of Options is appropriate in the interests of the Holding Company, and who is selected as a participant in the Plan.

          1.8 FAIR MARKET VALUE shall mean the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

          1.9 HOLDING COMPANY shall mean Bank of San Francisco Company Holding Company, a Delaware corporation.

          1.10 ISO shall mean an Option granted under the Plan which meets the requirements of an incentive stock option under Section 422 of the Code and which is not designated as a NQSO by the Committee; provided, however, that to the extent the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of Holding Company, Bank and any other Parent or Subsidiary of Holding Company) exceeds $100,000, such Options shall be treated as NQSOs.

          1.11 NQSO shall mean an Option granted under the Plan which does not meet the requirements of an incentive stock option under Section 422 of the Code, or which is designated as an NQSO by the Committee.

          1.12 OPTION shall mean a right to purchase Common Stock granted pursuant to the Plan.

          1.13 OPTION AGREEMENT shall mean the written agreement entered into pursuant to this Plan through which an Option is granted to an Executive.

          1.14 OPTIONEE shall mean an Executive granted an Option under this Plan.

          1.15 OPTION PRICE shall mean the purchase price to be paid by an Optionee for each share of Common Stock purchased upon exercise of an Option, determined in accordance with Section 6 of the Plan.

          1.16 OUTSIDE DIRECTOR shall mean any director of the Board who is not (a) a current employee of Holding Company, the Bank, Parent or any Subsidiary, (b) a former employee of such entities who is receiving compensation for prior services (other than qualified plan benefits), (c) a former officer of such entities or (d) a person receiving compensation from such entities for personal services other than regular director's compensation.

          1.17 PARENT shall mean a parent corporation as defined in Section 424(e) and (g) of the Code.

          1.18 PLAN shall mean the 1993 Executive Stock Option Plan of the Holding Company.

          1.19 SECURITIES ACT shall mean the Securities Act of 1933, as amended.

          1.20 STOCKHOLDERS shall mean the holders of the outstanding shares of the Holding Company's common stock of all classes.

          1.21     SUBSIDIARY shall mean a subsidiary corporation as defined in
Section 424(f) and (g) of the Code.

          1.22 SUBSTANTIAL SHAREHOLDER shall mean any person who owns, within the meaning of Section 422 and Section 424 of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Holding Company or of its Parent or Subsidiary.

                                   SECTION 2
                          SHARES AVAILABLE UNDER PLAN

          Options may be granted under the Plan with respect to 11,000,000 shares of Common Stock (subject to adjustment as provided in Section 13 hereof), and all such shares of Common Stock shall be, and upon adoption of this Plan by the Board are hereby reserved for issuance upon exercise of Options granted under the Plan, to the extent shares are available to be reserved. The maximum number of shares of Common Stock for which options may be granted to any one Executive during any calendar year shall be 3,000,000 (subject to adjustment as provided in Section 13 hereof). The shares of Common Stock issued upon the exercise of Options granted under the Plan shall be authorized and unissued shares. If any Option granted under the Plan shall terminate, expire or be canceled as to any shares of Common Stock, new Options may thereafter be granted covering such shares.

                                   SECTION 3
                                  ELIGIBILITY

          The persons eligible to participate in the Plan as recipients of Options shall be Executives. No Outside Director shall be eligible to receive Options. Only employees of the Holding Company or its Subsidiaries shall be eligible to receive ISOs.

                                   SECTION 4
                                 ADMINISTRATION

          The Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors, each of whom is a "disinterested person" (as such term is defined in Rule

16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time). The Committee shall have full and final authority in its discretion but subject to the express provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number of shares to be covered by each proposed Option subject to the maximum amount per Executive set forth in Section 2 hereof; to determine the Option Price of the shares covered by each Option and the time or times at which Options shall be granted; to set vesting schedules for Options granted under the Plan; to interpret the Plan; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced; and to make all other determinations necessary or advisable for the administration of the Plan.

                                   SECTION 5
                              GRANTING OF OPTIONS

          Each grant of an Option shall be evidenced by an Option Agreement executed by the Optionee and the Holding Company or such other instruments in such form as the Committee shall from time to time approve, which instruments shall (i) comply with and include expressly or by reference the terms and conditions set forth in the Plan; (ii) shall specify whether the option is intended to be an ISO or NQSO; and (iii) may include such other provisions not inconsistent with the provisions of the Plan as the Committee shall deem advisable; provided that, in the event of a conflict between the terms and conditions of the Plan and any Option Agreement, the terms of the Plan shall control. The terms and conditions of Options granted to each Optionee need not contain similar provisions. The recommendation or selection of an Optionee as a participant in any grant of Options under the Plan shall not be deemed to entitle the Optionee to any Option prior to the time when it shall be granted by the Committee; and the granting of any Option under the Plan shall not be deemed either to entitle such Optionee to, or to disqualify such Optionee from, any participation in any other grant of Options under the Plan.

                                   SECTION 6
                                  OPTION PRICE

          The Option Price per share shall be determined by the Committee at the time the Option is granted. The Option Price per share shall not be less than 100% of the Fair Market Value of the Common Stock upon the date of the grant of the Option; provided, however, that with respect to an ISO granted to a Substantial Shareholder the Option Price per share shall not be less than 110% of the Fair Market Value of the Common Stock upon the date of the grant of the ISO.

                                   SECTION 7
                                 OPTION PERIOD

          Each Option Agreement shall specify the period for which the Option thereunder is granted and shall provide that the Option shall expire at the end of such period; provided, however, that the Option Agreement shall provide that:

          (i) The exercise of an Option shall not be permitted more than ten (10) years after the date on which the Option is granted; and

          (ii) In the case of a Substantial Shareholder, the exercise of an ISO shall not be permitted more than five (5) years after the date on which the Option is granted.

                                   SECTION 8
                              EXERCISE AND PAYMENT

          Options granted under the Plan shall become exercisable in accordance with the terms of the Option Agreement.

          Options shall be exercised by delivering or mailing to the Committee, or its designee, the following items:

                   (i) A notice, in the form prescribed by the Committee, specifying the number of shares to be purchased;

                  (ii) A check payable to the Holding Company for an amount equal to the full Option Price in the case of ISOs and an amount equal to the full Option Price plus any withholding tax required by law in the case of NQSOs (if approved by the Committee, payment of the Option Price required by this clause may be made by delivery of Common Stock of the Holding Company which will be deemed to be worth its Fair Market Value on the date of delivery); and

                 (iii) If the shares are to be issued pursuant to the exemption from registration under the Securities Act provided by Section 4(2) or any successor section of such act, or under an exemption from any state blue sky law, an "Investment Letter" in such form as may be required by the Committee.

The Committee may for any reason decline to accept payment of the Option Price and/or withholding taxes by exchange of shares of Common Stock or may impose such limitations or restrictions on such payment as the Committee, in its sole discretion, deems advisable.

          Upon compliance with this provision, the Holding Company shall promptly deliver to the Optionee a certificate or certificates for the shares purchased, without charge to the Optionee for issue or transfer tax. In the event that such shares are not registered under the Securities Act or under any state securities law, such certificate or certificates shall bear a legend substantially as follows:

                      "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, and therefore may not be sold or otherwise transferred unless covered by an effective registration statement under the Act (or an opinion of counsel satisfactory to the Holding Company that such registration is not required) and compliance with any applicable state securities laws."

                                   SECTION 9
                 EXERCISE IN EVENT OF TERMINATION OF EMPLOYMENT
                      OR RELATIONSHIP WITH HOLDING COMPANY

          In the event of the termination of an Executive's employment or consultant relationship, Options may be exercised only in accordance with the terms of the Option Agreement.

                                   SECTION 10
                               NONTRANSFERABILITY

          An Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee.

                                   SECTION 11
                            SECURITIES REQUIREMENTS

          Each Option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the issuance or purchase of shares upon exercise of such Option, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee, and the holder of the Option will supply the Holding Company with such certificates, representations and information as the Holding Company shall request and shall otherwise cooperate with the

Holding Company in obtaining such listing, registration, qualification, consent or approval.

          In the case of officers and other persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of an Option which, in the Committee's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder.

                                   SECTION 12
                                DURATION OF PLAN

          No Option shall be granted more than ten (10) years after the date of adoption of the Plan by the Board. Nothing contained herein, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on the expiration date of the Plan, which by their terms extend beyond such date.

                                   SECTION 13
              CAPITAL ADJUSTMENTS, REORGANIZATION AND LIQUIDATION

          13.1 CAPITAL ADJUSTMENTS. The number of shares of Common Stock which may be issued under the Plan, the number of shares reserved as stated in Section 2 hereof, the maximum number of shares for which options may be granted to any Executive per calendar year, and the number of shares of Common Stock issuable upon exercise of outstanding Options under the Plan (as well as the Option Price per share of Common Stock under such outstanding Options), shall be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination or reclassification or similar change in capitalization of the Holding Company. A corresponding change shall be made to the number of shares of Common Stock and exercise price per share of unexercised Options.

          13.2 DISSOLUTION OR LIQUIDATION. The dissolution or liquidation of the Holding Company shall cause each outstanding Option to terminate. Any outstanding Option may be exercised up to and including the date immediately preceding such dissolution or liquidation if it has not otherwise expired and if it is then subject to exercise under the Option Agreement governing such Option.

          13.3 MERGER, CONSOLIDATIONS, ETC. The Committee may, in its discretion, change the terms of any outstanding Option solely to the extent necessary to effect a substitution for or assumption of the Option in the event of any merger, consolidation, acquisition of property or stock or reorganization.

          13.4 COMMITTEE'S DISCRETION. The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                                   SECTION 14
                      AMENDMENT OR DISCONTINUANCE OF PLAN

          The Committee may from time to time, with respect to any shares reserved for issuance under the Plan but as to which Options have not then been granted, suspend or discontinue the Plan or amend it in any respect whatsoever; provided, however, that no amendment shall be made which (i) except to the extent permitted by Section 13, increases the aggregate number of shares of Common Stock with respect to which Options may be granted under the Plan or
(ii) changes the class of persons eligible to receive Options, without approval of the Stockholders of the Holding Company, which approval must comply with all the applicable provisions of the corporate charter and by-laws, and the laws of the state of incorporation.

                                   SECTION 15
                                 MISCELLANEOUS

          15.1 APPLICATION OF FUNDS. The proceeds received by the Holding Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan will be used for general corporate purposes.

          15.2 RIGHT TO RECEIVE OPTIONS. Neither the adoption of the Plan nor any action of the Committee shall be deemed to give any person any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such person an Option, and then his rights shall be only such as are prescribed in the instrument evidencing such Option.

          15.3 RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by his Option until the issuance of a stock certificate to him for such shares of Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate, except as provided in Section 13.

          15.4 WITHHOLDING. The exercise of any Option granted pursuant to this Plan shall constitute the Optionee's full and complete consent to whatever action the Committee directs to satisfy federal and state withholding requirements, if any, including requirements for withholding from wages as the Committee in its discretion deems applicable to such exercise.

          15.5 APPROVAL BY STOCKHOLDERS; REGULATORY APPROVAL. The Plan shall take effect upon adoption of the Plan by the Board, subject to the subsequent approval of the Plan by the affirmative vote of a majority of the shares of Stockholders present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware, or by majority written consent of the shares of Stockholders entitled to vote (provided that the Plan must be submitted to the Stockholders within twelve
(12)
months after its adoption by the Board). With respect to each Executive, no Options granted to such Executive shall be exercisable until the Employment Agreement involving such Executive has been approved by any regulatory authorities whose approval of the Employment Agreement is required.

          15.6 GOVERNING LAW. The validity and construction of the Plan and any agreements thereunder shall be governed by the laws of the State of Delaware.

          15.7 NO EMPLOYMENT RIGHTS. Options granted to an Executive under the Plan shall not be affected by any change of employment or consultant relationship among the Holding Company and any Subsidiary, so long as the Optionee continues to be an employee of the Holding Company or of such Subsidiary. Notwithstanding the foregoing, nothing in the Plan shall be deemed to give any employee of the Holding Company or any Subsidiary the right to be retained in employment by, or to continue as a consultant to, the Holding Company or such Subsidiary for any period of time, and no provision of the Plan or granting of Options under the Plan shall be deemed to interfere with the right of the Holding Company or such Subsidiary to terminate the employment or consultant relationship of any Optionee at any time without regard to the effect that such discharge will have on his rights, if any, under the Plan or under any Option granted under the Plan.

          15.8 NO RULE 16B-3 ASSURANCES. Nothing in this Plan shall be deemed to constitute an assurance, undertaking or representation of the Holding Company that it falls within, or will take any steps necessary to fall within, the exemptions from Rule 16b-3 promulgated under the Exchange Act relating to short-swing profits of insiders, and the Holding Company explicitly disclaims any such assurance, undertaking or representation.

                                                                      APPENDIX F

                 BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY

                  1993 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

I.  GENERAL PROVISIONS

         1.1 Purposes of the Plan. Bank of San Francisco Company Holding Company (the "Company") has adopted this 1993 Nonemployee Directors Stock Option Plan (the "Plan") to enable the Company to attract and retain the services of experienced and knowledgeable Nonemployee Directors and to align further their interests with those of the stockholders of the Company by providing for or increasing the proprietary interests of the Nonemployee Directors in the Company.

         1.2 Definitions. The following terms, when used in this Plan, shall have the meanings set forth in this Section 1.2:

                 (a) "Award" means an award of any Stock Option under the Plan.

                 (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

                 (c) "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

                          (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

                        (ii) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act) shall, for the purposes
         of this Plan, be considered as though such person were a member of the Incumbent Board;

                        (iii) The stockholders of the Company approve a merger or consolidation with any other corporation, other than

                          (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, and

                          (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of the Company's then outstanding voting securities; or

                           (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the preceding provisions of this Section 1.2(c), a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions of this Section 1.2(c), is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company's then outstanding voting securities solely in connection with a public offering of the Company's securities or (2) if the "person" described in the preceding provisions of this Section 1.2(c) is an employee stock ownership plan or other employee benefit plan maintained by the Company (or any of its affiliated companies) that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                 (d) "Common Stock" means the Class A Common Stock of the Company, par value $0.01 per share.

                 (e) "Company" means Bank of San Francisco Company Holding Company, a Delaware corporation, or any successor thereto.

                 (f) "Fair Market Value" shall mean (i) if the Common Stock is listed on the American Stock Exchange or any other established stock exchange or is traded on the NASDAQ National Market, the closing sale price of a share of Common Stock on such stock exchange or national market on the date upon which such Fair Market Value determination is to be made, or if such date is not on a trading day, on the immediately preceding trading day; or (ii) if the Common Stock is not listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market on such date.

                 (g) "Nonemployee Director" means any member of the Board of Directors who is not an employee of the Company or of any parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended) with respect to the Company.

                 (h) "Participant" means any Nonemployee Director who receives an Award pursuant to the terms of the Plan.

                 (i) "Plan" means the Bank of San Francisco Company Holding Company 1993 Nonemployee Directors Stock Option Plan, as set forth herein, as amended from time to time.

                 (j) "Stock Option" means a right to purchase Common Stock which is the subject of an Award under this Plan and the provisions of Articles II and III hereof. Each Stock Option shall be a non-qualified stock option, i.e., an option that does not meet the requirements of an incentive stock option under Section 422 of the Internal Revenue Code of 1986.

         1.3     Common Shares Subject to Plan.

                 (a) Subject to the provisions of Sections 1.3(c) and 4.1, the maximum number of shares of Common Stock which may be issued pursuant to Awards under this Plan shall not exceed 500,000 shares.

                 (b) The shares of Common Stock to be delivered under the Plan shall be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Common Stock, or from previously issued shares of Common Stock reacquired by the Company, including shares purchased in the open market.

                 (c) Shares of Common Stock subject to the unexercised portion of any Stock Option granted under this Plan will again become available for grant of further Awards under this Plan if such Stock Option expires, terminates or is cancelled.

II.  AWARDS OF STOCK OPTIONS

         2.1     Award Grants.

                 (a) On April 1, 1994, each Nonemployee Director who is then serving as a member of the Board of Directors shall automatically be granted an Award consisting of Stock Options covering 50,000 shares of Common Stock.

                 (b) Each Nonemployee Director who is newly appointed or elected as such after April 1 of any calendar year but prior to April 1 of the next calendar year shall, upon the date of such appointment or election, automatically be granted an Award consisting of Stock Options covering that number of shares of Common Stock (exclusive of fractional shares) equal to the product of 50,000 multiplied by a fraction the numerator of which is the number of days remaining until the following April 1 and the denominator of which is 365.

                 (c) Each Nonemployee Director who has previously received an Award under Sections 2.1(a) or 2.1(b) and who is serving as a member of the Board of Directors of the Company on April 1, 1995 or on April 1 of any calendar year thereafter for so long as the Plan remains in effect, shall automatically be granted an Award on each of such dates, where applicable, consisting of Stock Options covering 25,000 shares of Common Stock.

         2.2 Award Procedures. All Nonemployee Directors shall receive Awards under this Plan, which Awards shall be granted automatically as provided in this Article II. A Nonemployee Director to whom an Award has been made shall be notified of the Award, and the Company shall promptly cause to be prepared and executed a written agreement evidencing the Stock Options which are the subject of such Award.

         2.3 Securities Law Requirements. Shares of Common Stock shall not be offered or issued under this Plan unless the offer, issuance and delivery of such shares shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the California Corporate Securities Law of 1968, as amended, and the requirements of any stock exchange upon which the Common Stock may then be listed. As a condition precedent to the issuance of shares of Common Stock pursuant to an Award, the Company may require the Participant to take any reasonable action to comply with such requirements.

III.  STOCK OPTIONS

         3.1 Purchase Price. The purchase price of Common Stock issuable upon exercise of each Stock Option shall be the Fair

Market Value, as of the date of grant of the Stock Option, of the Common Stock subject to such Stock Option.

         3.2 Stock Option Term. Unless earlier exercised or terminated pursuant to the provisions of Sections 3.3 or 3.4, each Stock Option shall expire and no longer be exercisable on a date which is ten years after the date of grant.

         3.3     Exercise of Stock Options.

                 (a) Options covering 50% of the shares of Common Stock subject to a grant of Stock Options shall become exercisable upon the expiration of one full year of service as a Nonemployee Director of the Company following the date of grant of such Stock Options, and may thereafter be exercisable until the Stock Options are exercised or expire as provided in this
Article III. Options covering the remaining 50% of the shares of Common Stock subject to such Stock Option grant shall become exercisable upon the expiration of two full years of service as a Nonemployee Director of the Company following the date of grant of such Options, and may thereafter be exercisable until the Stock Options are exercised or expire as provided in Article III.

                 (b) At the time of the exercise of a Stock Option, the purchase price shall be paid in full in cash, or in shares of Common Stock valued at their Fair Market Value as of the exercise date. No fractional shares will be issued pursuant to the exercise of a Stock Option, nor will any cash payment be made in lieu of fractional shares. Holders of Stock Options may purchase fewer than the total number of shares of Common Stock granted in a Stock Option, provided that a partial exercise of a Stock Option may not be for less than 100 shares, unless fewer than 100 shares remain unexercised in an Award in which case the entire remaining Stock Option must be exercised at one time.

         3.4 Termination of Director Status. In the event that a holder of Stock Options under this Plan ceases to be a director of the Company for any reason ("Termination"), all Stock Options not exercisable on or within thirty
(30) days after the date of such Termination shall expire immediately upon such Termination and shall not thereafter be exercisable. All Stock Options exercisable upon or within thirty (30) days after such Termination shall become exercisable in accordance with their terms and shall remain exercisable until the earlier to occur of one year from the date of Termination or five years from the date of the grant of such Stock Option.

         3.5 Rights With Respect to Common Stock. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock subject to any Stock Option unless and until such Stock Option is duly exercised pursuant to the terms of this Plan.

IV.  ADJUSTMENT PROVISIONS

         4.1 Changes in Outstanding Securities. Subject to Section 4.2 below, (i) if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or if additional shares or new or different shares or other securities of the Company are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) if the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares provided in Section 1.3,
(y) the number and kind of shares or other securities subject to then outstanding Stock Options, and (z) the purchase or exercise price for each share of Common Stock subject to an outstanding Stock Option. In the case of such an adjustment or adjustments, all fractional numbers of shares shall be rounded up to the nearest whole number, and all prices shall be rounded up to the nearest cent.

         4.2 Change of Control. In addition to the adjustments permitted by Section 4.1 above, upon the occurrence of a Change in Control of the Company any outstanding Stock Options not theretofore exercisable shall immediately become exercisable in their entirety, notwithstanding any of the other provisions of the Plan.

         4.3 Termination Events. Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon a sale of substantially all of the property of the Company to another corporation (in each of such cases a "Termination Event"), this Plan shall terminate. Any Stock Option theretofore granted under the Plan and not exercised on or prior to the Termination Event, shall expire and terminate, unless provision be made in writing in connection with such Termination Event for the assumption of the Stock Option or the substitution for such Stock Option of a new option covering the stock of a successor corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to number and kind of shares and prices, in which event such Stock Option shall continue in the manner and under the terms so provided.

         4.4 Other Adjustments. Adjustments under this Article IV will be made by the Board, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.

V.  MISCELLANEOUS PROVISIONS

         5.1     Amendment, Suspension, Termination or Interpretation of the
Plan.

                 (a) The Board of Directors may at any time amend, suspend, or terminate the Plan; provided, however, that no such action shall:

                            (i)   increase the maximum number of shares
         specified in Section 1.3(a), unless approved by the stockholders of the Company;

                           (ii) alter, terminate or impair in any manner which is materially adverse to a Participant any Award previously granted;

                          (iii) change the nondiscretionary manner in which Awards are made under Article II; or

                           (iv) change more than once in any six-month period, provisions of the Plan dealing with the amount of any Award, the purchase price of the Common Stock which is the subject of any Award, the timing of the grant of any Awards, or the exercisability features of Awards, except to comply with amendments to ERISA or the Internal Revenue Code of 1986.

                 (b) Questions of interpretation of any of the provisions of the Plan shall be resolved by competent legal counsel for the Company selected by the Chief Executive Officer of the Company.

         5.2 Effective Date and Duration of Plan. This Plan (as amended and restated) has been approved by the Board and shall become effective on December 31, 1993, subject to its approval by the holders of majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at a meeting of the stockholders of the Company. Initial awards shall be granted under the Plan on April 1, 1994, subject to prior stockholder approval of the Plan. This Plan shall terminate at such time as the Board, in its discretion, shall determine. No Award may be granted under the Plan after the date of such termination, but such termination shall not affect any Award theretofore granted and any shares of Common Stock subject thereto.

         5.3 Director Status. Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any Nonemployee Director any right to continue as a member of the Board of Directors of the Company or any subsidiary thereof.

         5.4 No Entitlement to Shares. No Nonemployee Director (individually or as a member of a group), and no beneficiary or other person claiming under or through such Nonemployee Director, shall have any right, title, or interest in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to any Award except as to such shares of Common Stock, if any, as shall have been issued to such Nonemployee Director.
A Nonemployee Director's rights to any shares of Common Stock issued to the name of such Nonemployee Director pursuant to an Award under this Plan shall be subject to such limitations and restrictions as are set forth in or imposed pursuant to this Plan.

         5.5 Withholding of Taxes. The Company may make such provisions as it deems appropriate for the withholding by the Company pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with any Award. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant or payment of any other benefit hereunder to such Participant. Any such settlement shall be made in the form of cash, a certified or bank cashier's check or such other form of consideration as is satisfactory to the Board.

         5.6 Transferability. Awards, any interest therein, and the right to receive the proceeds thereof shall not be transferable by a Participant, other than by will or the laws of descent and distribution. The transfer by a Participant to a trust created by the Participant for the benefit of the Participant or the Participant's family which is revocable at any and all times during the Participant's lifetime by the Participant and as to which the Participant is the sole trustee during his or her lifetime, will not be deemed to be a transfer for purposes of the Plan. Under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Award in the event of the death of a Participant. If the estate of the Participant is the beneficiary with respect to an Award, any rights with respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of such Participant or pursuant to the laws of descent and distribution.

         5.7 Other Plans. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to directors generally, which the Company now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

         5.8 Singular, Plural; Gender Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender, as the context may require.

         5.9 Applicable Law. This Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws of the State of Delaware.

         5.10 Successors and Assigns. The Plan and any agreement with respect to an Award shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

PROXY                        (CLASS A COMMON STOCK)                        PROXY
                 BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY
             550 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94111
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned holder of Class A Common Stock (the "Class A Common Stock") of Bank of San Francisco Company Holding Company (the "Company") acknowledges receipt of a copy of the Notice of 1994 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement dated May 7, 1994, and revoking any proxy heretofore given, hereby constitutes and appoints Rodney D. Freed and C. William Criss, Jr., and each of them, with full power of substitution, as attorneys-in-fact and proxies to appear and vote all of the shares of Class A Common Stock of the Company, a Delaware corporation and bank holding company of the Bank of San Francisco, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Stockholders of the Company, to be held at the Boardroom of the Company, 550 Montgomery Street, 11th Floor, San Francisco, California 94111 at 3:00 p.m. local time on May 23, 1994 or at any postponements or adjournments thereof, upon the following items as set forth in the Notice of 1994 Annual Meeting and Proxy Statement and to vote at the direction of management on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

1. To elect as directors the nominees set forth below.

        / / FOR all of the nominees listed below (except         / / WITHHOLD AUTHORITY to vote for all
          as marked to the contrary below).                        of the nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

            Class II Directors (2 year term)         Class III Directors (3 year
term)
            Kent D. Price, Steven R. Champion, Carl D. Gustavson       Rodney D.
Freed, Willard D. Sharpe

2. To authorize the conversion of the Series C Preferred Stock into Class A Common Stock and Warrants and to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock to 400,000,000 and to provide for the mandatory conversion of any Series C Preferred Stock outstanding on May 31, 1994.
                  / / FOR       / / AGAINST       / / ABSTAIN

3. To authorize the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Preferred Stock to 5,000,000.

                  / / FOR       / / AGAINST       / / ABSTAIN

4. To authorize the amendment and restatement of the Company's Certificate of Incorporation to (a) reclassify the Company's Class B Common Stock as and into Class A Common Stock, (b) effect a one-for-ten reverse stock split, (c) change the Company's name, and (d) update certain provisions of the Certificate of Incorporation.
                  / / FOR       / / AGAINST       / / ABSTAIN

5. To authorize the issuance of additional shares of Class A Common Stock pursuant to a private placement.

                  / / FOR       / / AGAINST       / / ABSTAIN

6. To approve and adopt the 1993 Executive Stock Option Plan and the 1993 Nonemployee Director Stock Option Plan.

                  / / FOR       / / AGAINST       / / ABSTAIN

7. To ratify the Board of Directors' selection of KPMG Peat Marwick, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1993 and December 31, 1994.

                  / / FOR       / / AGAINST       / / ABSTAIN

8. Upon the management's direction, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR the election of directors nominated by the Board of Directors and FOR each of the other proposals.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS AS TO WHICH A CHOICE IS NOT SPECIFIED BY THE SECURITY HOLDER. IN EXERCISING SUCH DISCRETIONARY AUTHORITY, THE PROXIES INTEND TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR AND IN FAVOR OF EACH OF THE PROPOSALS MENTIONED ABOVE.

                                                              Date:       , 1994

                                                       -------------------------
                                                               Signature

                                                       -------------------------
                                                               Signature

                                                       Please date and sign
                                                       exactly as your name(s)
                                                       appear(s). When signing
                                                       as attorney,
                                                       administrator, trustee,
                                                       or guardian, please give
                                                       full title as such. If
                                                       more than one trustee,
                                                       all should sign. All
                                                       joint owners should sign.
                                                       When signing for a
                                                       corporation, please sign
                                                       the full corporation name
                                                       by an authorized officer.
                                                       When signing for a
                                                       partnership, please sign
                                                       in the partnership name
                                                       by an authorized person.

                                                       I/we do / / or do not / /
                                                       expect to attend the
                                                       Annual Meeting.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN
      THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.

PROXY                      (SERIES B PREFERRED STOCK)                      PROXY
                 BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY
             550 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94111
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned holder of Series B Preferred Stock (the "Series B Preferred Stock") of Bank of San Francisco Company Holding Company (the "Company") acknowledges receipt of a copy of the Notice of 1994 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement dated May 7, 1994, and revoking any proxy heretofore given, hereby constitutes and appoints Rodney D. Freed and C. William Criss, Jr., and each of them, with full power of substitution, as attorneys-in-fact and proxies to appear and vote all of the shares of Class A Common Stock of the Company, a Delaware corporation and bank holding company of the Bank of San Francisco, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Stockholders of the Company, to be held at the Boardroom of the Company, 550 Montgomery Street, 11th Floor, San Francisco, California 94111 at 3:00 p.m. local time on May 23, 1994 or at any postponements or adjournments thereof, upon the following items as set forth in the Notice of 1994 Annual Meeting and Proxy Statement and to vote at the direction of management on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

1. To elect as directors the nominees set forth below.

        / / FOR all of the nominees listed below (except         / / WITHHOLD AUTHORITY to vote for all
          as marked to the contrary below).                        of the nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:


           Class II Directors (2 year term)                Class III Directors (3 year term)
Kent D. Price, Steven R. Champion, Carl D. Gustavson       Rodney D. Freed, Willard D. Sharpe

2. To authorize the conversion of the Series C Preferred Stock into Class A Common Stock and Warrants and to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock to 400,000,000 and to provide for the mandatory conversion of any Series C Preferred Stock outstanding on May 31, 1994.

                  / / FOR       / / AGAINST       / / ABSTAIN

3. To authorize the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Preferred Stock to 5,000,000.

                  / / FOR       / / AGAINST       / / ABSTAIN

4. To authorize the amendment and restatement of the Company's Certificate of Incorporation to (a) reclassify the Company's Class B Common Stock as and into Class A Common Stock, (b) effect a one-for-ten reverse stock split, (c) change the Company's name, and (d) update certain provisions of the Certificate of Incorporation.

               / / FOR       / / AGAINST       / / ABSTAIN

5. To authorize the issuance of additional shares of Class A Common Stock pursuant to a private placement.

                  / / FOR       / / AGAINST       / / ABSTAIN

6. To approve and adopt the 1993 Executive Stock Option Plan and the 1993 Nonemployee Director Stock Option Plan.

                  / / FOR       / / AGAINST       / / ABSTAIN

7. To ratify the Board of Directors' selection of KPMG Peat Marwick, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1993 and December 31, 1994.

                  / / FOR       / / AGAINST       / / ABSTAIN

8. Upon the management's direction, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR the election of directors nominated by the Board of Directors and FOR each of the other proposals.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS AS TO WHICH A CHOICE IS NOT SPECIFIED BY THE SECURITY HOLDER. IN EXERCISING SUCH DISCRETIONARY AUTHORITY, THE PROXIES INTEND TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR AND IN FAVOR OF EACH OF THE PROPOSALS MENTIONED ABOVE.

                                                              Date:       , 1994

                                                       -------------------------
                                                               Signature

                                                       -------------------------
                                                               Signature

                                                       Please date and sign
                                                       exactly as your name(s)
                                                       appear(s). When signing
                                                       as attorney,
                                                       administrator, trustee,
                                                       or guardian, please give
                                                       full title as such. If
                                                       more than one trustee,
                                                       all should sign. All
                                                       joint owners should sign.
                                                       When signing for a
                                                       corporation, please sign
                                                       the full corporation name
                                                       by an authorized officer.
                                                       When signing for a
                                                       partnership, please sign
                                                       in the partnership name
                                                       by an authorized person.

                                                       I/we do / / or do not / /
                                                       expect to attend the
                                                       Annual Meeting.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN
                                   THIS PROXY
           AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.

PROXY                      (SERIES C PREFERRED STOCK)                      PROXY
                 BANK OF SAN FRANCISCO COMPANY HOLDING COMPANY
             550 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94111
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned holder of Series C Preferred Stock (the "Series C Preferred Stock") of Bank of San Francisco Company Holding Company (the "Company") acknowledges receipt of a copy of the Notice of 1994 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement dated May 7, 1994, and revoking any proxy heretofore given, hereby constitutes and appoints Rodney D. Freed and C. William Criss, Jr., and each of them, with full power of substitution, as attorneys-in-fact and proxies to appear and vote all of the shares of Class A Common Stock of the Company, a Delaware corporation and bank holding company of the Bank of San Francisco, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Stockholders of the Company, to be held at the Boardroom of the Company, 550 Montgomery Street, 11th Floor, San Francisco, California 94111 at 3:00 p.m. local time on May 23, 1994 or at any postponements or adjournments thereof, upon the following items as set forth in the Notice of 1994 Annual Meeting and Proxy Statement and to vote at the direction of management on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

1. To elect as directors the nominees set forth below.

        / / FOR all of the nominees listed below (except         / / WITHHOLD AUTHORITY to vote for all
            as marked to the contrary below).                        of the nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

       Class II Directors (2 year term)      Class III Directors (3 year term)

      Kent D. Price, Steven R. Champion,    Rodney D. Freed, Willard D. Sharpe
              Carl D. Gustavson

2. To authorize the conversion of the Series C Preferred Stock into Class A Common Stock and Warrants and to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock to 400,000,000 and to provide for the mandatory conversion of any Series C Preferred Stock outstanding on May 31, 1994.

                  / / FOR       / / AGAINST       / / ABSTAIN

3. To authorize the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Preferred Stock to 5,000,000.

                  / / FOR       / / AGAINST       / / ABSTAIN

4. To authorize the amendment and restatement of the Company's Certificate of Incorporation to (a) reclassify the Company's Class B Common Stock as and into Class A Common Stock, (b) effect a one-for-ten reverse stock split, (c) change the Company's name, and (d) update certain provisions of the Certificate of Incorporation.

                  / / FOR       / / AGAINST       / / ABSTAIN

5. To authorize the issuance of additional shares of Class A Common Stock pursuant to a private placement.

                  / / FOR       / / AGAINST       / / ABSTAIN

6. To approve and adopt the 1993 Executive Stock Option Plan and the 1993 Nonemployee Director Stock Option Plan.

                  / / FOR       / / AGAINST       / / ABSTAIN

7. To ratify the Board of Directors' selection of KPMG Peat Marwick, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1993 and December 31, 1994.

                  / / FOR       / / AGAINST       / / ABSTAIN

8. Upon the management's direction, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR the election of directors nominated by the Board of Directors and FOR each of the other proposals.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS AS TO WHICH A CHOICE IS NOT SPECIFIED BY THE SECURITY HOLDER. IN EXERCISING SUCH DISCRETIONARY AUTHORITY, THE PROXIES INTEND TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR AND IN FAVOR OF EACH OF THE PROPOSALS MENTIONED ABOVE.

                                                              Date:       , 1994

                                                       -------------------------
                                                               Signature

                                                       -------------------------
                                                               Signature

                                                       Please date and sign
                                                       exactly as your name(s)
                                                       appear(s). When signing
                                                       as attorney,
                                                       administrator, trustee,
                                                       or guardian, please give
                                                       full title as such. If
                                                       more than one trustee,
                                                       all should sign. All
                                                       joint owners should sign.
                                                       When signing for a
                                                       corporation, please sign
                                                       the full corporation name
                                                       by an authorized officer.
                                                       When signing for a
                                                       partnership, please sign
                                                       in the partnership name
                                                       by an authorized person.

                                                       I/we do / / or do not / /
                                                       expect to attend the
                                                       Annual Meeting.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN
                                   THIS PROXY
           AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.